Filed with the Securities and Exchange Commission on April 19, 2016
Securities Act of 1933 File No. 033-70958
Investment Company Act of 1940 File No. 811-08104

 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No.

Post-Effective Amendment No. 80
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒

Amendment No. 82
(Check appropriate box or boxes.)

TOUCHSTONE FUNDS GROUP TRUST
(Exact name of Registrant as Specified in Charter)

303 Broadway, Suite 1100, Cincinnati, Ohio 45202
(Address of Principal Executive Offices) Zip Code

Registrant’s Telephone Number, including Area Code (800) 638-8194

Jill T. McGruder, 303 Broadway, Cincinnati, Ohio 45202
(Name and Address of Agent for Service)

Deborah Bielicke Eades, Esq.
Vedder Price P.C.
222 North LaSalle Street
Chicago, Illinois 60601
(312) 609-7661

Renee M. Hardt, Esq.
Vedder Price P.C.
222 North LaSalle Street
Chicago, Illinois 60601
(312) 609-7616

It is proposed that this filing will become effective
(check appropriate box)
☒immediately upon filing pursuant to paragraph (b)
☐ on January 30, 2016 pursuant to paragraph (b)
☐60 days after filing pursuant to paragraph (a)(1)
☐ on (date) pursuant to paragraph (a)(1)
☐ 75 days after filing pursuant to paragraph (a)(2)
☐ on (date) pursuant to paragraph (a)(2) of rule 485. If appropriate, check the following box:
☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

April 19, 2016

Prospectus

Touchstone Funds Group Trust

	Class A	Class C	Class Y	Institutional Class
Touchstone Emerging Markets Small Cap Fund	TEMAX	TEFCX	TEMYX	TMEIX

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete.  Any representation to the contrary is a criminal offense.

TOUCHSTONE EMERGING MARKETS SMALL CAP FUND SUMMARY

The Fund’s Investment Goal

The Touchstone Emerging Markets Small Cap Fund (formerly, the Touchstone Emerging Markets Equity Fund) (the “Fund”) seeks capital appreciation.

The Fund’s Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds.  More information about these and other discounts is available from your financial professional and in the section entitled “Choosing a Class of Shares” in the Fund’s prospectus on page 12 and in the Fund’s Statement of Additional Information (“SAI”) on page 34.

	Class A	Class C	Class Y	Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or the amount redeemed, whichever is less)	None	1.00%	None	None
Wire Redemption Fee	Up to $15	Up to $15	Up to $15	Up to $15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.03%	1.03%	1.03%	1.03%
Distribution and/or Shareholder Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	1.13%	1.16%	0.37%	0.30%
Total Annual Fund Operating Expenses	2.41%	3.19%	1.40%	1.33%
Fee Waiver or Expense Reimbursement(1)	(0.72)%	(0.75)%	0.00%	(0.04)%
Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement(1)	1.69%	2.44%	1.40%	1.29%
_______________________________________________________
(1)Touchstone Advisors, Inc. and Touchstone Funds Group Trust (the “Trust”) have entered into a contractual expense limitation agreement whereby Touchstone Advisors will waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transactions and investment related expenses; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 1.69%, 2.44%, 1.44%, and 1.29% of average monthly net assets for Classes A, C, Y and Institutional Class shares, respectively. This contractual expense limitation is effective through April 29, 2017, but can be terminated by a vote of the Board of Trustees of the Trust (the “Board”) if it deems the termination to be beneficial to the Fund’s shareholders. The terms of the contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Board, such amounts waived or reimbursed for a period of up to three years from the year in which Touchstone Advisors reduced its compensation or assumed expenses for the Fund. No recoupment will occur unless the Fund’s expenses are below the lesser of the expense limitation amount in effect (a) at the time of the waiver, or (b) at the time of the reimbursement.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and that all fee waivers or expense limits for the Fund will expire after one year.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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	Assuming Redemption at End of Period				Assuming No Redemption
				Institutional
	Class A	Class C	Class Y	Class	Class C
1 Year	$737	$347	$143	$131	$247
3 Years	$1,218	$913	$443	$417	$913
5 Years	$1,725	$1,604	$766	$725	$1,604
10 Years	$3,112	$3,443	$1,680	$1,598	$3,443

Portfolio Turnover. The Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 28% of the average value of its portfolio.

The Fund’s Principal Investment Strategies

The Fund invests, under normal market conditions, at least 80% of its net assets (including borrowings for investment purposes) in equity securities of small-cap companies located in emerging markets.  This is a non-fundamental investment policy that can be changed by the Fund upon 60 days’ prior notice to shareholders.  For purposes of this Fund, small-cap companies are those companies with market capitalizations at the time of investment either (1) below $5 billion, or (2) below the market capitalization of the largest company within the Morgan Stanley Capital International ("MSCI") Emerging Markets Small Cap Index, whichever is higher. The size of the companies in the MSCI Emerging Markets Small Cap Index will change with market conditions.

The Fund classifies emerging markets using the MSCI definition. As of December 31, 2015, the countries defined by MSCI as emerging markets were: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. The composition of the countries considered emerging markets by MSCI may change from time to time. The Fund will generally consider qualifying investments to be in companies that are organized under the laws of, or maintain their principal place of business in, an emerging market country; have securities that are principally traded in such countries; or derive at least 50% of revenues or profits from, or have at least 50% of their assets in, such countries.

The Fund's sub-advisor, Copper Rock Capital Partners LLC ("Copper Rock"), seeks to construct a portfolio that is diversified across sectors and industries. Copper applies a blend of fundamental and quantitative analyses to generate initial investment ideas. Copper Rock's investment process seeks to add value through bottom-up stock selection and in-depth fundamental research. Copper Rock typically sells or reduces a position when the target price for a stock is attained, there is a change in the company's management team or business objectives, there is deterioration in a company's fundamentals.

Equity securities include common stocks and American Depositary Receipts ("ADRs"). The Fund generally expects to invest in a portfolio of approximately 80 to 100 issuers.

The Fund’s Principal Risks

The Fund’s share price will fluctuate.  You could lose money on your investment in the Fund and the Fund could also return less than other investments.  Investments in the Fund are not bank guaranteed, are not deposits, and are not insured by the FDIC or any other federal government agency.

This Fund should only be purchased by investors seeking capital appreciation who can withstand the share price volatility of emerging markets investing.  As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal.  You can find more information about the Fund’s investments and risks under the “Principal Investment Strategies and Risks” section of the Fund’s prospectus. The Fund is subject to the principal risks summarized below.

Equity Securities Risk: The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments.  The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.

•
Mid-Cap Risk: Stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.  Mid-sized companies may have limited product lines, or financial resources, and

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may be dependent upon a particular niche of the market. Small-cap stocks in the Fund's portfolio may become mid-cap stocks based on market movement. In addition, the Fund may invest up to 20% of its net assets directly in mid-cap stocks.

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Small-Cap Risk: Stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.  Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group.

Foreign Securities Risk: Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers.  These events may not necessarily affect the U.S. economy or similar issuers located in the United States.  In addition, investments in foreign securities are generally denominated in foreign currency.  As a result, changes in the value of those currencies compared to the U.S. dollar may affect the value of the Fund’s investments. In addition, the Fund generally does not intend to hedge foreign currency risk. There are also risks associated with foreign accounting standards, government regulation, market information, and clearance and settlement procedures. Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors.

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Depositary Receipts Risk: Foreign receipts, which include ADRs, Global Depositary Receipts and European Depositary Receipts, are securities that evidence ownership interests in a security or a pool of securities issued by a foreign issuer.   The risks of depositary receipts include many risks associated with investing directly in foreign securities.

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Emerging Markets Risk:  Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than that of issuers in other countries.

Management Risk: In managing the Fund’s portfolio, Touchstone Advisors, Inc. (the “Advisor”) engages one or more sub-advisors to make investment decisions on a portion of or the entire portfolio.  There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.  The value of your investment may decrease if the sub-advisor incorrectly judges the attractiveness, value, or market trends affecting a particular security, issuer, industry, or sector.

The Fund’s Performance

The bar chart and performance table below illustrate some indication of the risks and volatility of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for one year,  five years and since inception compare with the MSCI Emerging Markets Index and the MSCI Emerging Markets Small Cap Index.  The bar chart does not reflect any sales charges, which would reduce your return.  The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.  More recent performance is available at no cost by visiting TouchstoneInvestments.com or by calling 1.800.543.0407.

On April 19, 2016, the Fund changed its name, principal investment strategies and sub-advisor. Consequently, prior performance may have been different if the Fund had not been managed by the prior sub-advisor using that sub-advisor's emerging market strategy. In addition, future performance may be different as a result of the change in sub-advisor and investment strategy.

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Emerging Markets Small Cap Fund — Class A Total Return as of December 31

Best Quarter: Third Quarter 2010 18.39% Worst Quarter:  Third Quarter 2011 (18.02)%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Your actual after-tax returns may differ from those shown and depend on your tax situation.  The after-tax returns do not apply to shares held in an IRA, 401(k), or other tax-advantaged account.  The after-tax returns shown in the table are for Class A shares only.  The after-tax returns for other classes of shares offered by the Fund will differ from the Class A shares after-tax returns.

Average Annual Total Returns
For the period ended December 31, 2015

	1 Year	5 Years	Since Inception (9-30-09)
Touchstone Emerging Markets Small Cap Fund — Class A
Return Before Taxes	(23.02)%	(7.94)%	(2.07)%
Return After Taxes on Distributions	(23.50)%	(8.06)%	(2.19)%
Return After Taxes on Distributions and Sale of Fund Shares	(10.92)%	(5.46)%	(1.24)%
Touchstone Emerging Markets Small Cap Fund — Class C
Return Before Taxes	(19.62)%	(7.54)%	(1.88)%
Touchstone Emerging Markets Small Cap Fund — Class Y
Return Before Taxes	(18.02)%	(6.55)%	(0.84)%
Touchstone Emerging Markets Small Cap Fund — Institutional Class
Return Before Taxes	(18.00)%	(6.48)%	(0.74)%
MSCI Emerging Markets Index* (reflects no deductions for fees or expenses)	(14.92)%	(4.81)%	0.14%
MSCI Emerging Markets Small Cap Index* (reflects no deductions for fees or expenses)	(6.85)%	(3.29)%	3.07%

*The Fund changed its benchmark from the MSCI Emerging Markets Index to the MSCI Emerging Markets Small Cap Index on April 19, 2016, in conjunction with the Fund's name change, change in sub-advisor and change in principal investment strategies.

The Fund’s Management

Investment Advisor
Touchstone Advisors, Inc.

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Sub-Advisor	Portfolio Manager	Investment Experience with the Fund	Primary Title with Sub-Advisor
Copper Rock Capital Partners LLC	Stephen Dexter	Managing the Fund since 2016	Partner, Chief Investment Officer and Portfolio Manager
	H. David Shea, CFA	Managing the Fund since 2016	Partner and Portfolio Manager

Buying and Selling Fund Shares

Minimum Investment Requirements

	Classes A, C, and Y
	Initial Investment	Additional Investment
Regular Account	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50
Investments through the Automatic Investment Plan	$100	$50

	Institutional Class
	Initial Investment	Additional Investment
Regular Account	$500,000	$50

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading. Class A and C shares may be purchased and sold directly through Touchstone Securities, Inc. (“Touchstone Securities”) or through your financial intermediary. Class Y shares are available only through financial intermediaries who have appropriate selling agreements in place with Touchstone Securities. Institutional Class shares are available through Touchstone Securities or your financial intermediary. Shares may be purchased or sold by writing to Touchstone Securities at P.O. Box 9878, Providence, Rhode Island 02940, calling 1.800.543.0407, or visiting the Touchstone Funds’ website: TouchstoneInvestments.com. You may only sell shares over the telephone or via the Internet if the value of the shares sold is less than or equal to $100,000. Shares held in IRA accounts and qualified retirement plans cannot be sold by telephone or via the Internet. If your shares are held by a processing organization or financial intermediary you will need to follow its purchase and redemption procedures. For more information about buying and selling shares, see the section "Investing with Touchstone" of the Fund's prospectus or call 1.800.543.0407.

Tax Information

The Fund intends to pay dividends and make distributions that may be taxed as ordinary income or capital gains, except when shares are held through a tax-advantaged account, such as a 401(k) plan or an individual retirement account.  Withdrawals from a tax-advantaged account, however, may be taxable.

Financial Intermediary Compensation

If you purchase shares in the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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PRINCIPAL INVESTMENT STRATEGIES AND RISKS

How Does The Fund Implement its Investment Objectives?

The Fund's investment objectives and principal investment strategies are described above in "Principal Investment Strategies" section above. In implementing these objectives and strategies, the Fund's sub-advisor, Copper Rock, applies a blend of fundamental and quantitative analyses to generate the initial investment ideas. Copper Rock's investment process seeks to add value through bottom-up stock selection and in-depth fundamental research. When identifying potential investments, Copper Rock will typically examine a company's financial condition, management team, business prospects, competitive position, and overall business strategy. Copper Rock looks for companies it believes have strong management, superior earnings growth prospects, and attractive relative valuations. Copper Rock typically sells or reduces a position when the target price for a stock is attained, there is a change in the company's management team or business objectives, there is deterioration in a company's fundamentals. Copper Rock seeks to construct a portfolio that is diversified across sectors and industries. See the "Portfolio Composition" section below for additional information.

Can the Fund Depart From its Principal Investment Strategies?

The Fund’s investment goal is non-fundamental, and may be changed by the Trust’s Board of Trustees (the "Board") without shareholder approval.  Shareholders will be notified at least 60 days before any change takes effect.

The investments and strategies described throughout this prospectus are those that the Fund uses under normal market conditions.  During unusual economic or market conditions, or for temporary defensive purposes, the Fund may invest up to 100% of its assets in cash, repurchase agreements, and short-term obligations (i.e., fixed and variable rate securities and high quality debt securities of corporate and government issuers) that would not ordinarily be consistent with the Funds’ goals.  This defensive investing may increase the Fund’s taxable income, and when the Fund is invested defensively, it may not achieve its investment goal.  The Fund will do so only if the Fund’s sub-advisor believes that the risk of loss in using the Fund’s normal strategies and investments outweighs the opportunity for gains.  Of course, there can be no guarantee that the Fund will achieve its investment goal.

Portfolio Composition

80% Investment Policy. The Fund has adopted a policy to invest, under normal market conditions, at least 80% of the value of the Fund’s “assets” in certain types of investments suggested by its name (the “80% Policy”).  For purposes of this 80% Policy, the term “assets” means net assets plus the amount of borrowings for investment purposes.  The Fund must comply with its 80% Policy at the time the Fund invests its assets.  Accordingly, when the Fund no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings, but would have to make any new investments in such a way as to comply with the 80% Policy.

The 80% Policy for the Fund is to invest, under normal market conditions, at least 80% of its net assets (including borrowings for investment purposes) in equity securities of small-cap companies located in emerging markets.

Change in Market Capitalization. The Fund may specify in its principal investment strategy a market capitalization range for acquiring portfolio securities.  If a security that is within the range for the Fund at the time of purchase later falls outside the range, which is most likely to happen because of market fluctuation, the Fund may continue to hold the security if, in the Fund’s sub-advisor’s judgment, the security remains otherwise consistent with the Fund’s investment goal and strategies.  However, this change in market capitalization could affect the Fund’s flexibility in making new investments.

Does the Fund have other investment strategies in addition to its principal investment strategies?

General. In addition to the investments and strategies described in this prospectus, the Fund also may invest in other securities, use other strategies and engage in other investment practices.  These permitted investments and strategies are described in detail in the Funds’ Statement of Additional Information ("SAI").

Lending of Portfolio Securities. The Fund may lend its portfolio securities to brokers, dealers and financial institutions under guidelines adopted by the Board, including a requirement that the Fund must receive collateral equal to no less than 100% of the market value of the securities loaned.  The risk in lending portfolio securities, as with other extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially.  In determining whether to lend securities, Touchstone Advisors, Inc. (the "Advisor") will consider all relevant facts and circumstances, including the creditworthiness of the borrower.  More information on securities lending is available in the SAI.

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Other Investment Companies.  The Fund may invest in securities issued by other investment companies to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules thereunder and applicable Securities and Exchange Commission (“SEC”) staff interpretations thereof, or applicable exemptive relief granted by the SEC.

What are the Principal Risks of Investing in the Fund?

The following is a list of principal risks that may apply to your investment in the Fund.  Further information about investment risks is available in the Fund's SAI in the "Permitted Investments and Risk Factors" section.

Depositary Receipts Risk: Foreign receipts, which include American Depository Receipts ("ADRs"), Global Depositary Receipts and European Depositary Receipts, are securities that evidence ownership interests in a security or a pool of securities issued by a foreign issuer. The risks of depositary receipts include many risks associated with investing directly in foreign securities, such as individual country risk and liquidity risk. Unsponsored ADRs, which are issued by a depositary bank without the participation or consent of the issuer, involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.

Emerging Markets Risk: Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries.  In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious that of issuers than in other countries.  As a result, there will tend to be an increased risk of price volatility associated with the Fund’s investments located in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Equity Securities Risk: The Fund is subject to the risk that stock prices will fall over short or extended periods of time.  Historically, the equity markets have moved in cycles.  The value of the Fund’s equity securities may fluctuate from day to day.  Individual companies may report poor results or be negatively affected by industry or economic trends and developments.  The prices of securities issued by these  companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.  Conversely, the risk of price increases with respect to securities sold short will also cause a decline in the value of the Fund’s shares.  These factors contribute to price volatility.  In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of liquidation.

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Mid-Cap Risk:  The Fund is subject to the risk that medium capitalization stocks may underperform other types of stocks or the equity market as a whole.  Stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.  Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market. Small-cap stocks in the Fund's portfolio may become mid-cap stocks based on market movement. In addition, the Fund may invest up to 20% of its net assets directly in mid-cap stocks.

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Small-Cap Risk:  The Fund is subject to the risk that small capitalization stocks may underperform other types of stocks or the equity market as a whole.  Stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.  Small companies may have limited product lines or financial resources, and may be dependent upon a small or inexperienced management group.  In addition, small cap stocks typically are traded in lower volume; are less liquid, and their issuers typically are subject to greater degrees of changes in their earnings and prospects.

Foreign Securities Risk: Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers.  These events will not necessarily affect the U.S. economy or issuers located in the United States.  In addition, investments in foreign securities are generally denominated in foreign currency.  As a result, changes in the value of those currencies compared to the U.S. dollar may affect the value of the Fund’s investments.  These currency movements may happen separately from, or in response to, events that do not otherwise affect the value of the security in the issuer’s home country.  There is a risk that issuers of foreign securities may not be subject to accounting standards or governmental supervision comparable to those to which U.S. companies are subject and that less public information about their operations may exist.  There is risk associated with the clearance and settlement procedures in non-U.S. markets, which may be unable to keep pace with the volume of securities transactions and may cause delays.  Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors.  Over-the-counter securities may also be less liquid than exchange-traded securities. Investments in securities of foreign issuers may be subject to foreign withholding and other taxes. In addition. it may be more difficult and costly for the Fund to seek recovery from an issuer located outside the United States in the event of a default on a portfolio security or an issuer's insolvency proceeding.

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Foreign Markets. The Fund is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges.  In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States.  Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of punitive taxes.  In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries.  Any of these actions could severely affect security prices, impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States or otherwise adversely affect the Fund’s operations.  Other potential foreign market risks include exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts and political and social conditions, such as diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets or imposition of (or change in) exchange control regulations.

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Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than does the United States.  Some countries may not have laws to protect investors comparable to the U.S. securities laws.  For example, some foreign countries may have no laws or rules against insider trading.  Insider trading occurs when a person buys or sells a company’s securities based on nonpublic information about that company.  In addition, the U.S. government has from time to time in the past imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors.  Accounting standards in other countries are not necessarily the same as in the United States.  If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for the Fund to completely and accurately determine a company’s financial condition.  Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States.  This reduces the amount the Fund can earn on its investments.

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Foreign Currency Risk. While the Fund’s net assets are valued in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies.  Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency.  Some of the factors that may impair the investments denominated in a foreign currency are: (1) it may be expensive to convert foreign currencies into U.S. dollars and vice versa; (2) complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates; (3) government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces; (4) there may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis; (5) available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and (6) the inter-bank market in foreign currencies is a global, around-the-clock market.  To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements. The Fund generally does not intend to hedge foreign currency risk.

Management Risk: In managing the Fund’s portfolio, the Advisor engages one or more sub-advisors to make investment decisions on a portion of or the entire portfolio.  There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.  The value of your investment may decrease if the sub-advisor incorrectly judges the attractiveness, value, or market trends affecting a particular security, issuer, industry, or sector.

Where Can I Find Information About the Fund's Portfolio Holdings Disclosure Policies?

A description of the Fund's policies and procedures for disclosing portfolio securities to any person is available in the SAI and can also be found on the Fund's website at TouchstoneInvestments.com.

THE FUND'S MANAGEMENT

Investment Advisor
Touchstone Advisors, Inc.

303 Broadway, Suite 1100, Cincinnati, Ohio 45202

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Touchstone Advisors has been a registered investment advisor since 1994.  As of December 31, 2015, Touchstone Advisors had approximately $17.2 billion in assets under management.  As the Fund's Advisor, Touchstone Advisors reviews, supervises, and administers the Fund's investment programs and also ensures compliance with the Fund's investment policies and guidelines.

Touchstone Advisors is responsible for selecting the Fund’s sub-advisor(s), subject to approval by the Board.  Touchstone Advisors selects a sub-advisor that has shown good investment performance in its areas of expertise.  Touchstone Advisors considers various factors in evaluating a sub-advisor, including:

•	Level of knowledge and skill;

•	Performance as compared to its peers or benchmark;

•	Consistency of performance over 5 years or more;

•	Level of compliance with investment rules and strategies;

•	Employees’ facilities and financial strength; and

•	Quality of service.

Touchstone Advisors will also continually monitor each sub-advisor’s performance through various analyses and through in-person, telephone, and written consultations with a sub-advisor.  Touchstone Advisors discusses its expectations for performance with each sub-advisor and provides evaluations and recommendations to the Board of Trustees, including whether or not a sub-advisor’s contract should be renewed, modified, or terminated.

The SEC has granted an exemptive order that permits Touchstone Funds Group Trust (the "Trust"), of which the Fund is a series, or Touchstone Advisors, under certain conditions, to select or change unaffiliated sub-advisors, enter into new sub-advisory agreements, or amend existing sub-advisory agreements without first obtaining shareholder approval.  The Fund must still obtain shareholder approval of any sub-advisory agreement with a sub-advisor affiliated with the Trust or Touchstone Advisors other than by reason of serving as a sub-advisor to one or more Funds.

Two or more sub-advisors may manage the Fund, from time to time, with each managing a portion of the Fund’s assets.  If the Fund has more than one sub-advisor, Touchstone Advisors allocates how much of the Fund’s assets are managed by each sub-advisor. Touchstone Advisors may change these allocations from time to time, often based upon the results of its evaluations of the sub-advisors.

Touchstone Advisors is also responsible for running all of the operations of the Fund, except those that are subcontracted to a sub-advisor, custodian, transfer agent, sub-administrative agent or other parties.  For its services, Touchstone Advisors is entitled to receive an investment advisory fee from the Fund at an annualized rate, based on the average daily net assets of the Fund.  The Annual Fee Rate below is the fee paid to Touchstone Advisors by the Fund for the fiscal year ended September 30, 2015.  Touchstone Advisors pays sub-advisory fees to each sub-advisor from its advisory fee.

Fund	Annual Fee Rate
Touchstone Emerging Markets Small Cap Fund*	1.03% of average daily net assets
 *Prior to April 19, 2016, known as the Touchstone Emerging Markets Equity Fund.

Advisory and Sub-Advisory Agreement Approval. A discussion of the basis for the Board of Trustees’ approval of the Fund’s advisory and sub-advisory agreements will be found in the Trust’s Semi-Annual Report to be dated March 31, 2016.

Additional Information

The Trustees of the Trust oversee generally the operations of the Fund and the Trust. The Trust enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, custodian, transfer agent, accountants and distributor, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce the terms of the contractual arrangements against the service providers or to seek any remedy under the contractual arrangements against the service providers, either directly or on behalf of the Trust.

This prospectus provides information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this prospectus, the SAI or any document filed as an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Fund and any shareholder, or give rise to any contract or other rights in any individual shareholder,

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group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Sub-Advisor and Portfolio Managers

Copper Rock Capital Partners LLC (“Copper Rock”), an SEC-registered advisor located at 200 Clarendon Street, 51st Floor, Boston, Massachusetts 02116, serves as sub-advisor to the Fund. As sub-advisor, Copper Rock makes investment decisions for the Fund and also ensures compliance with the Fund’s investment policies and guidelines. Copper Rock was established in 2005 and also manages discretionary equity portfolios for institutional accounts. As of December 31, 2015, Copper Rock managed approximately $4.7 billion in assets.  Stephen Dexter is the Chairman and Chief Investment Officer of Copper Rock. For the Fund, he serves as Co-Portfolio Manager with David Shea. David Shea, CFA, serves as the Co-Lead Portfolio Manager on Copper Rock's Emerging Markets Small Cap strategy.

Stephen Dexter serves as Partner and Chief Investment Officer for the Global Equities Team, positions he has held since joining Copper Rock in November 2008. Prior to joining Copper Rock, Mr. Dexter served as Managing Director and as Chief Investment Officer for the Global and International Growth Equity Team at Putnam Investments from 1999 to October 2008.

H. David Shea, CFA, serves as Partner and Portfolio Manager on the Global Equities Team, positions he has held since joining Copper Rock in November 2008. Prior to joining Copper Rock, Mr. Shea served as Senior Vice President and as Portfolio Manager on the Global and International Growth Equity Team at Putnam Investments from 2006 to October 2008.

Prior Performance of Similar Accounts. The following table sets forth composite performance data relating to the historical performance of all accounts managed by Copper Rock for the periods indicated with investment objectives, policies, strategies, and risks substantially similar to those of the Fund (the “Composite”). The data is provided to illustrate the past performance of Copper Rock in managing substantially similar accounts as measured against market indices and does not represent the performance of the Fund.

Average Annual Total Returns
For the period ended December 31, 2015

	1 Year	3 Years	Since Inception (10/1/2012)
Copper Rock Emerging Markets Small Cap Composite (net of fees)	(6.42)%	0.22%	2.35%
MSCI Emerging Markets Small Cap Index	(6.57)%	(1.37)%	0.27%

The Composite, which is managed by Copper Rock, represents the investment performance track record of Copper Rock’s emerging markets small cap strategy.   The accounts comprising the Composite are not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended to which the Fund is subject. Thus, the performance results for the Composite could have been adversely affected if the account had been regulated as an investment company under federal securities and tax laws.

The Composite returns are net of actual fees and expenses and reflect the reinvestment of all income. Actual fees are not reflective of the expenses of the Fund and may vary depending on, among other things, the applicable fee schedule and portfolio size.  All returns are expressed in U.S. dollars.

Past performance of the Composite is not indicative of future results. As with any investment there is always the potential for gains as well as the possibility of losses.

Additional Information. The SAI provides additional information about each portfolio manager’s compensation structure, other managed accounts and ownership of securities in their managed Funds.

CHOOSING A CLASS OF SHARES

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Share Class Offerings.  Each class of shares has different sales charges and distribution fees.  The amount of sales charges and distribution fees you pay will depend on which class of shares you decide to purchase. The Fund offers Class A, Class C, Class Y and Institutional Class shares.

Class A Shares

The offering price of Class A shares of the Fund is equal to its net asset value (“NAV”) plus a front-end sales charge that you pay when you buy your shares.  The front-end sales charge is generally deducted from the amount of your investment.  Class A shares are subject to a Rule 12b-1 distribution fee.

Class A Sales Charge. The following tables show the amount of front-end sales charge you will pay on purchases of Class A shares for the Funds.  The amount of front-end sales charge is shown as a percentage of (1) offering price; and (2) the net amount invested after the charge has been subtracted.  Note that the front-end sales charge gets lower as your investment amount gets larger.

Amount of Your Investment	Sales Charge as % of Offering Price	Sales Charge as % of Net Amount Invested	Dealer Reallowance as % of Offering Price
Under $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.95%	3.04%	2.25%
$500,000 but less than $1 million	2.25%	2.30%	1.75%
$1 million or more	0.00%	0.00%	None

Waiver of Class A Sales Charge.  There is no front-end sales charge if you invest $1 million or more in Class A shares of the Fund.  If you redeem shares that were part of the $1 million breakpoint purchase within one year, you may pay a contingent deferred sales charge (“CDSC”) of up to 1% on the shares redeemed, if a commission was paid by Touchstone Securities to a participating broker-dealer.  There is no front-end sales charge on exchanges between Funds with the same load schedule or from a higher load schedule to a lower load schedule.  In addition, there is no front-end sales charge on the following purchases:

•	Purchases by registered representatives or other employees (and their immediate family members*) of financial intermediaries having selling agreements with Touchstone Securities.

•
Purchases in accounts as to which a broker-dealer or other financial intermediary charges an asset management fee economically comparable to a sales charge, provided the broker-dealer or other financial intermediary has a selling agreement with Touchstone Securities.

•	Purchases by a trust department of any financial intermediary serving in a fiduciary capacity as trustee to any trust over which it has discretionary trading authority.

•
Purchases through a financial intermediary that has agreements with Touchstone Securities, or whose programs are available through financial intermediaries that have agreements with Touchstone Securities relating to mutual fund supermarket programs,fee-based wrap or asset allocation programs.

•
Purchases by an employee benefit plan having more than 25 eligible employees or a minimum of $250,000 in plan assets.  This waiver applies to any investing employee benefit plan meeting the minimum eligibility requirements and whose transactions are executed through a financial intermediary that has entered into an agreement with Touchstone Securities to use the Touchstone Funds in connection with the plan’s accounts.  The term “employee benefit plan” applies to qualified pension, profit-sharing, or other employee benefit plans.

•	Purchases by an employee benefit plan that is provided administrative services by a third party administrator that has entered into a special service arrangement with Touchstone Securities.

•	Reinvestment of redemption proceeds from Class A shares of any Touchstone Fund if the reinvestment occurs within 90 days of redemption.
_______________________________________________________
*        Immediate family members are defined as the parents, mother-in-law or father-in-law, spouse , brother-in-law or sister-in-law, son-in-law or daughter-in-law and children of a registered representative or employee, and any other individual to whom the registered representative or employee provides material support.  The term “employee” is deemed to include current and retired employees.

In addition, Class A shares may be purchased with no front-end sales charge through certain mutual fund programs sponsored by qualified intermediaries, such as broker-dealers and investment advisors.  In each case, the intermediary has entered into an

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agreement with Touchstone Securities to include the Touchstone Funds in their program where the intermediary provides investors participating in the program with additional services, including advisory, asset allocation, recordkeeping or other services.  You should ask your financial institution if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals.  The intermediaries sponsoring or participating in these mutual fund programs may also offer their clients other classes of shares of the funds and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program.  Investors should carefully consider any separate transaction fee or other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Sales charge waivers must be satisfied at the time of purchase.  For direct purchases through Touchstone Securities you may apply for a waiver by marking the appropriate section on the investment application and completing the “Special Account Options” form.  You can obtain the application and form by calling Touchstone at 1.800.543.0407 or by visiting the Touchstone Funds' website: TouchstoneInvestments.com.  Purchases at NAV may be made for investment only, and the shares may not be resold except through redemption by or on behalf of the Fund.  At the option of the Fund, the front-end sales charge may be included on future purchases.

Reduced Class A Sales Charge. You may also purchase Class A shares of the Fund at the reduced sales charges shown in the table above through the Rights of Accumulation Program or by signing a Letter of Intent.  The following purchasers (“Qualified
Purchasers”) may qualify for a reduced sales charge under the Rights of Accumulation Program or Letter of Intent:

•	an individual, an individual’s spouse, or an individual’s children under the age of 21;

•	a trustee or other fiduciary purchasing shares for a single fiduciary account although more than one beneficiary is involved.
The following accounts (“Qualified Accounts”) held in Class A shares of any Touchstone Fund sold with a front-end sales charge may be grouped together to qualify for the reduced sales charge under the Rights of Accumulation Program or Letter of Intent:

•	Individual accounts

•	Joint tenant with rights of survivorship accounts

•	Uniform Gifts/Transfers to Minors Act (“UGTMA”) Accounts

•	Trust accounts

•	Estate accounts

•	Guardian/Conservator accounts

•	Individual Retirement Accounts ("IRAs"), including Traditional, Roth, Simplified Employee Pension Plans ("SEP") and Savings Incentive Match Plan for Employees ("SIMPLE")

•	Coverdell Education Savings Accounts ("Education IRAs")

Rights of Accumulation Program. Under the Rights of Accumulation Program, you may qualify for a reduced sales charge by aggregating all of your investments held in a Qualified Account.  You or your dealer must notify Touchstone Securities at the time of purchase that a purchase qualifies for a reduced sales charge under the Rights of Accumulation Program and must provide either a list of account numbers or copies of account statements verifying your qualification.  If your shares are held directly in a Touchstone Fund or through a dealer, you may combine the historical cost or current NAV (whichever is higher) of your existing Class A shares of any Touchstone Fund sold with a front-end sales charge with the amount of your current purchase in order to take advantage of the reduced sales charge.  Historical cost is the price you actually paid for the shares you own, plus your reinvested dividends and capital gains.  If you are using historical cost to qualify for a reduced sales charge, you should retain any records to substantiate your historical costs since the Fund, its transfer agent or your broker-dealer may not maintain this information.

If your shares are held through financial intermediaries you may combine the current NAV of your existing Class A shares of any Touchstone Fund sold with a front-end sales charge with the amount of your current purchase in order to take advantage of the reduced sales charge.  You or your financial intermediary must notify Touchstone at the time of purchase that a purchase qualifies for a reduced sales charge under the Rights of Accumulation Program and must provide copies of account statements dated within three months of your current purchase verifying your qualification.

Upon receipt of the above referenced supporting documentation, Touchstone Securities will calculate the combined value of all of the Qualified Purchaser’s Qualified Accounts to determine if the current purchase is eligible for a reduced sales charge.  Purchases made for nominee or street name accounts (securities held in the name of a dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with purchases for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

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Letter of Intent. If you plan to invest at least $50,000 (excluding any reinvestment of dividends and capital gains distributions) during the next 13 months in Class A shares of any Touchstone Fund sold with a front-end sales charge, you may qualify for a reduced sales charge by completing the Letter of Intent section of your account application.  A Letter of Intent indicates your intent to purchase at least $50,000 in Class A shares of any Touchstone Fund sold with a front-end sales charge over the next 13 months in exchange for a reduced sales charge indicated on the above chart.  The minimum initial investment under a Letter of Intent is $10,000.  You are not obligated to purchase additional shares if you complete a Letter of Intent.  If you do not buy enough shares to qualify for the projected level of sales charge by the end of the 13-month period (or when you sell your shares, if earlier), then your sales charge will be recalculated to reflect your actual purchase level.  During the term of the Letter of Intent, shares representing 5% of your intended purchase will be held in escrow.  If you do not purchase enough shares during the 13-month period to qualify for the projected reduced sales charge, the additional sales charge will be deducted from your escrow account.  If you have purchased Class A shares of any Touchstone Fund sold with a front-end sales charge within 90 days prior to signing a Letter of Intent, they may be included as part of your intended purchase, however, previous purchase transactions will not be recalculated with the proposed new breakpoint.  You must provide either a list of account numbers or copies of account statements verifying your purchases within the past 90 days.

Other Information.  Information about sales charges and breakpoints is also available in a clear and prominent format on the Touchstone Funds" website: TouchstoneInvestments.com. You can access this information by selecting “Sales Charges and Breakpoints” under the “Pricing and Performance” link.  For more information about qualifying for a reduced or waived sales charge, contact your financial advisor or contact Touchstone at 1.800.543.0407.

Class C Shares

Class C shares of the Fund are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Fund.  Class C shares are subject to a Rule 12b-1 fee.  A CDSC of 1.00% will be charged on Class C shares redeemed within 1 year after you purchased them.  In most cases it is more advantageous to purchase Class A shares for amounts of $1 million or more.  Therefore, a request to purchase Class C shares for $1 million or more will be considered as a purchase request for Class A shares or declined.

Class Y Shares

Class Y shares of the Fund are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Fund.  Class Y shares are not subject to a Rule 12b-1 fee or CDSC. In addition, Class Y shares may be purchased through certain mutual fund programs sponsored by qualified intermediaries, such as broker-dealers and investment advisors.  In each case, the intermediary has entered into an agreement with Touchstone Securities to include the Touchstone Funds in their program where the intermediary provides investors participating in their program with additional services, including advisory, asset allocation, recordkeeping or other services.  You should ask your financial institution if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals.  The intermediaries sponsoring or participating in these mutual fund programs may also offer their clients other classes of shares of the funds and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program.  Investors should carefully consider any separate transaction fee or other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Institutional Class Shares

Institutional Class shares of the Fund are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Fund.  Institutional Class shares are not subject to a Rule 12b-1 fee or CDSC.

DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS

12b-1 Distribution Plans.  The Fund has adopted a distribution plan under Rule 12b-1 of the 1940 Act with respect to Class A and Class C shares.  The plans allow the Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders.  Under the Class A plan, the Fund pays an annual fee of up to 0.25% of average daily net assets that are attributable to Class A shares.  Under the Class C plan, the Fund pays an annual fee of up to 1.00% of average daily net assets that are attributable to Class C shares (of which up to 0.75% is a distribution fee and up to 0.25% is a shareholder servicing fee).  Because these fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of your investment and over time may cost you more than paying other types of sales charges.

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Additional Compensation to Financial Intermediaries.  Touchstone Securities, the Trust’s principal underwriter, at its expense (from a designated percentage of its income) currently provides additional compensation to certain dealers.  Touchstone Securities pursues a focused distribution strategy with a limited number of dealers who have sold shares of the Fund or other Touchstone Funds.  Touchstone Securities reviews and makes changes to the focused distribution strategy on a periodic basis.  These payments are generally based on a pro rata share of a dealer’s sales.  Touchstone Securities may also provide compensation in connection with conferences, sales or training programs for employees, seminars for the public, advertising and other dealer-sponsored programs.

Touchstone Advisors, at its own expense, may also provide additional compensation to certain affiliated and unaffiliated dealers, financial intermediaries or service providers for certain services including distribution, administrative, sub-accounting, sub-transfer agency and/or shareholder servicing activities.  These additional cash payments to a financial intermediary are payments over and above sales commissions or reallowances, distribution fees or servicing fees (including networking, administration and sub-transfer agency fees).  These additional cash payments also may be made as an expense reimbursement in cases where the financial intermediary bears certain costs in connection with providing shareholder services to Fund shareholders.  Touchstone Advisors may also reimburse Touchstone Securities for making these payments.

Touchstone Advisors and its affiliates may also pay cash compensation in the form of finders’ fees or referral fees that vary depending on the dollar amount of shares sold.  The amount and value of additional cash payments vary for each financial intermediary.  The additional cash payment arrangement between a particular financial intermediary and Touchstone Advisors or its affiliates may provide for increased rates of compensation as the dollar value of the Fund’s shares or particular class of shares sold or invested through such financial intermediary increases.  The availability of these additional cash payments, the varying fee structure within a particular additional cash payment arrangement and the basis for and manner in which a financial intermediary compensates its sales representatives may create a financial incentive for a particular financial intermediary and its sales representatives to recommend the Fund’s shares over the shares of other mutual funds based, at least in part, on the level of compensation paid.  You should consult with your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.  Although the Funds may use financial firms that sell the Fund's shares to effect portfolio transactions for the Fund, the Fund and Touchstone Advisors will not consider the sale of the Fund’s shares as a factor when choosing financial firms to effect those transactions.  For more information on payment arrangements, please see the section entitled “The Distributor” in the SAI.

INVESTING WITH TOUCHSTONE

Choosing the Appropriate Investments to Match Your Goals.  Investing well requires a plan.  We recommend that you meet with your financial advisor to plan a strategy that will best meet your financial goals.

Purchasing Your Shares

Please read this prospectus carefully and then determine how much you want to invest.

Classes A and C shares may be purchased directly through Touchstone Securities or through your financial advisor.

Class Y shares are available through certain financial intermediaries who have appropriate selling agreements in place with Touchstone Securities.

Institutional Class shares may be purchased directly through Touchstone Securities or through your financial intermediary.

In order to open an account you must complete an investment application. You can obtain an investment application from Touchstone Securities, your financial advisor or other financial intermediary, or by visiting TouchstoneInvestments.com.  You may purchase shares in the Fund on a day when the New York Stock Exchange ("NYSE") is open for trading ("Business Day"). For more information about how to purchase shares, call Touchstone Securities at 1.800.543.0407.

Investor Alert:  Each Touchstone Fund reserves the right to restrict or reject any purchase request, including exchanges from other Touchstone Funds, which it regards as disruptive to efficient portfolio management.  For example, a purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor.  (See “Market Timing Policy” in this prospectus.)  Touchstone Securities may change applicable initial and additional investment minimums at any time.

Opening an Account

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Important Information About Procedures for Opening an Account. Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.  What this means for you: When you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you.  We may also ask to see your driver’s license or other identifying documents.  If we do not receive these required pieces of information, there will be a delay in processing your investment request, which could subject your investment to market risk.  If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified.  However, if we are unable to completely verify your identity through our verification process, the Fund reserves the right to close your account without notice and return your investment to you at the price determined at the end of business (usually 4:00 p.m. Eastern time ), on the day that your account is closed.  If we close your account because we are unable to completely verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

Investing in the Funds

By mail or through your financial advisor

•	Please make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to the Touchstone Funds. We do not accept third party checks for initial investments.

•
Send your check with the completed investment application by regular mail to Touchstone Investments, P.O. Box 9878, Providence, Rhode Island 02940, or by overnight mail to Touchstone Investments, c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, Massachusetts 01581.

•
Your application will be processed subject to your check clearing.  If your check is returned for insufficient funds or uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Fund.

•	You may also open an account through your financial advisor.

By wire or Automated Clearing House (“ACH”)

•	You may open an account by purchasing shares by wire or ACH transfer. Call Touchstone Investments at 1.800.543.0407 for wire or ACH instructions.

•	Touchstone Securities will not process wire or ACH purchases until it receives a completed investment application.

•
There is no charge imposed by the Funds to make a wire or ACH purchase.  Your bank, financial intermediary or processing organization may charge a fee to send a wire or ACH purchase to Touchstone Securities.

Through your financial intermediary

•	You may invest in certain share classes by establishing an account through financial intermediaries that have appropriate selling agreements with Touchstone Securities.

•	Your financial intermediary will act as the shareholder of record of your shares.

•	Financial institutions may set different minimum initial and additional investment requirements, may impose other restrictions or may charge you fees for their services.

•	Financial intermediaries may designate intermediaries to accept purchase and sales orders on the Fund's behalf.

•	Your financial intermediaries may receive compensation from the Fund, Touchstone Securities, Touchstone Advisors or their affiliates.

•	Before investing in the Fund through your financial intermediary, you should read any materials provided by your financial intermediary together with this prospectus.

By exchange. Touchstone Funds may be exchanged pursuant to the exchange rules outlined below:

•	Class A shares may be exchanged into Class A shares of any other Touchstone Fund at NAV, although Touchstone Funds that are closed to new investors may not accept exchanges.

•	Class C shares may be exchanged into Class C shares of any other Touchstone Fund, although Touchstone Funds that are closed to new investors may not accept exchanges.

•
Class Y shares and Institutional Class shares of the Fund are exchangeable for Class Y shares and Institutional Class shares of any other Touchstone Fund, respectively, as long as investment minimums and proper selling agreement requirements are met.  Class Y shares may be available through financial institutions that have appropriate selling agreements with Touchstone Securities, or through “processing organizations” (e.g., mutual fund supermarkets) that purchase shares for their customers. Touchstone Funds that are closed to new investors may not accept exchanges.

•
Classes A, C, and Y shareholders who are eligible to invest in Institutional Class shares are eligible to exchange their Class A shares, Class C shares, and Class Y shares for Institutional Class shares of the same Fund, if offered in their state;

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such an exchange can be accommodated by their financial intermediary.  Please see the Statement of Additional Information for more information under “Choosing a Class of Shares.”  You do not have to pay any exchange fee for your exchange, but if you exchange from a fund with a lower load schedule to a fund with a higher load schedule you may be charged the load differential.

•
Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange.  However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending on when you originally purchased the exchanged shares.  For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

•	Before making an exchange of your Fund shares, you should carefully review the disclosure provided in the prospectus relating to the Fund into which you are exchanging.

•
You may realize taxable gain if you exchange shares of the Fund for shares of another Touchstone Fund.  See “Distributions and Taxes — Federal Income Tax Information” for more information and the federal income tax consequences of such an exchange.

Through retirement plans. You may invest in the Fund through various retirement plans.  These include individual retirement plans and employer sponsored retirement plans.

Individual Retirement Plans

•	Traditional IRAs

•	SIMPLE IRAs

•	Spousal IRAs

•	Roth IRAs

•	Education IRAs

•	SEP IRAs

Employer Sponsored Retirement Plans

•	Defined benefit plans

•	Defined contribution plans (including 401(k) plans, profit sharing plans and money purchase plans)

•	457 plans

To determine which type of retirement plan is appropriate for you, please contact your tax advisor.

For further information about any of the plans, agreements, applications and annual fees, contact Touchstone at 1.800.543.0407 or contact your financial intermediary.

Through a processing organization. You may also purchase shares of the Fund through a “processing organization,” (e.g., a mutual fund supermarket) which is a broker-dealer, bank or other financial institution that purchases shares for its customers.  The Fund has uthorized certain processing organizations (“Authorized Processing Organizations”) to receive purchase and sales orders on its behalf.  Before investing in the Fund through a processing organization, you should read any materials provided by the processing organization together with this prospectus.  You should also ask the processing organization if they are authorized by Touchstone Securities to receive purchase and sales orders on their behalf.  If the processing organization is not authorized, then your purchase order could be rejected which could subject your investment to market risk.  When shares are purchased through an Authorized Processing Organization, there may be various differences compared to investing directly with Touchstone Securities.  The Authorized Processing Organization may:

•	Charge a fee for its services

•	Act as the shareholder of record of the shares

•	Set different minimum initial and additional investment requirements

•	Impose other charges and restrictions

•	Designate intermediaries to accept purchase and sales orders on the Fund’s behalf

Touchstone Securities considers a purchase or sales order as received when an Authorized Processing Organization, or its authorized designee, receives the order in proper form.

Shares held through an Authorized Processing Organization may be transferred into your name following procedures established by your Authorized Processing Organization and Touchstone Securities.  Certain Authorized Processing Organizations may receive compensation from the Fund, Touchstone Securities, Touchstone Advisors or their affiliates. It is the responsibility of an Authorized

18

Processing Organization to transmit properly completed orders so that they will be received by Touchstone Securities in a timely manner.

Pricing of Purchases

Purchase orders received in proper form by Touchstone Securities, an Authorized Processing Organization, or a financial intermediary, by the close of the regular session of trading on the NYSE, generally 4:00 p.m. Eastern time, are processed at that day’s public offering price (NAV plus any applicable sales charge). Purchase orders received after the close of the regular session of trading on the NYSE are processed at the public offering price determined on the following business day. It is the responsibility of the financial intermediary or Authorized Processing Organization to transmit orders that will be received by Touchstone Securities in proper form and in a timely manner.

Adding to Your Account

By check

•	Complete the investment form provided with a recent account statement.

•	Make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to Touchstone Funds.

•	Write your account number on the check.

•
Either (1) mail the check with the investment form to Touchstone Securities; or (2) mail the check directly to your financial intermediary at the address printed on your account statement.  Your financial intermediary or financial institution is responsible for forwarding payment promptly to Touchstone Securities.

•	If your check is returned for insufficient funds or uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Fund.

Through Touchstone Securities — By telephone or Internet

•
You can exchange your shares over the telephone by calling Touchstone Securities 1.800.543.0407, unless you have specifically declined this option. If you do not wish to have this ability, you must mark the appropriate section of the investment application.

•
You may also exchange your shares online via the Touchstone Funds’ website Touchstoneinvestments.com. You may only sell shares over the telephone or via the Internet if the value of the shares sold is less than or equal to $100,000.

•
In order to protect your investment assets, Touchstone Securities will only follow instructions received by telephone that it reasonably believes to be genuine. However, there is no guarantee that the instructions relied upon will always be genuine and Touchstone Securities will not be liable, in those cases. Touchstone Securities has certain procedures to confirm that telephone instructions are genuine. If it does not follow such procedures in a particular case, it may be liable for any losses due to unauthorized or fraudulent instructions. Some of these procedures may include:

•Requiring personal identification.
•Making checks payable only to the owner(s) of the account shown on Touchstone Securities’ records.
•Mailing checks only to the account address shown on Touchstone Securities’ records.
•Directing wires only to the bank account shown on Touchstone Securities’ records.
•Providing written confirmation for transactions requested by telephone.
•Digitally recording instructions received by telephone.

By wire or ACH

•	Contact your bank and ask it to wire or ACH funds to Touchstone Securities. Specify your name and account number when remitting the funds.

•	Your bank may charge a fee for handling wire transfers. ACH transactions take 2-3 business days but can be transferred from most banks without a fee.

•
If you hold your shares directly with Touchstone Securities and have ACH instructions on file for your non-retirement individual or joint account you may initiate a purchase transaction through the Touchstone Funds’ website at TouchstoneInvestments.com.

•
Purchases in the Funds will be processed at that day’s NAV (or public offering price, if applicable) if Touchstone Securities receives a properly executed wire or ACH by the close of the regular session of trading on the NYSE, generally 4:00 p.m. Eastern time, on a day when the NYSE is open for regular trading.

•	Contact Touchstone Securities or your financial intermediary for further instructions.

By exchange

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•	You may add to your account by exchanging shares from another Touchstone Fund.

•	For information about how to exchange shares among the Touchstone Funds, see “Investing in the Funds - By exchange” in this prospectus.

•	Exchange transactions can also be initiated for non-retirement individual or joint accounts via the Touchstone Funds’ website TouchstoneInvestments.com.

Purchases with Securities

Shares may be purchased by tendering payment in-kind in the form of marketable securities, including but not limited to, shares of common stock, provided the acquisition of such securities is consistent with the Fund’s investment goal and is otherwise acceptable to Touchstone Advisors. Transactions of this type are generally a taxable transaction.  Shareholders should consult with their particular tax advisor regarding their personal tax situation.

Automatic Investment Options

The various ways that you can automatically invest in the Fund are outlined below.  Touchstone Securities does not charge any fees for these services.  For further details about these services, call Touchstone Securities at 1.800.543.0407.  If you hold your shares through a financial intermediary or Authorized Processing Organization, please contact them for further details on automatic investment options.

Automatic Investment Plan. You can pre-authorize monthly investments in the Fund of $50 or more to be processed electronically from a checking or savings account.  You will need to complete the appropriate section in the investment application or special account options to do this.  Amounts that are automatically invested in the Fund will not be available for redemption until three business days after the automatic reinvestment.

Reinvestment/Cross Reinvestment. Dividends and capital gains can be automatically reinvested in the Fund that pays them or in another Touchstone Fund within the same class of shares without a fee or sales charge.  Dividends and capital gains will be reinvested in the Fund that pays them, unless you indicate otherwise on your investment application. You may also choose to have your dividends or capital gains paid to you in cash if such amounts are greater than $25; lesser amounts will be automatically reinvested in the Fund. Dividends are taxable for federal income tax purposes whether you reinvest such dividends in additional shares of the Fund or choose to receive cash. If you elect to receive dividends and distributions in cash and the payment (1) is returned and marked as “undeliverable” or (2) is not cashed for six months, your cash election will be changed automatically and future dividends will be reinvested in the Fund at the per share NAV determined as of the date of payment. In addition, any undeliverable checks or checks that are not cashed for six months will be cancelled and then reinvested in the Fund at the per share NAV determined as of the date of cancellation.

Direct Deposit Purchase Plan. You may automatically invest Social Security checks, private payroll checks, pension payouts or any other pre-authorized government or private recurring payments in the Fund.

Dollar Cost Averaging. Our dollar cost averaging program allows you to diversify your investments by investing the same amount on a regular basis.  You can set up periodic automatic exchanges of at least $50 from one Touchstone Fund to any other.  The applicable sales charge, if any, will be assessed.

Selling Your Shares

If you elect to receive your redemption proceeds in cash and the payment is not cashed for six months, your account will be coded as a lost shareholder account and correspondence will be sent to you requesting that you contact the Fund in order to remove this coding. If the Fund does not hear from you within 30 days of the mailing of this notice, the redemption check will be cancelled and then reinvested in the Fund at the per share NAV determined as of the date of cancellation.

Through Touchstone Securities - By telephone or Internet

•
You can sell your shares over the telephone by calling Touchstone Securities at 1.800.543.0407, unless you have specifically declined this option.  If you do not wish to have this ability, you must mark the appropriate section of the investment application.

•	You may also sell your shares online via the Touchstone Funds’ website: TouchstoneInvestments.com.

•	You may sell shares over the telephone or via the Internet only if the value of the shares sold is less than or equal to $100,000.

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•	Shares held in IRA accounts and qualified retirement plans cannot be sold by telephone or via Internet.

•
If we receive your sale request by the close of the regular session of trading on the NYSE, generally 4:00 p.m. Eastern time, on a day when the NYSE is open for regular trading, the sale of your shares will be processed at the next determined NAV on that Business Day.  Otherwise it will occur on the next Business Day.

•
Interruptions in telephone or Internet service could prevent you from selling your shares when you want to.  When you have difficulty making telephone or Internet sales, you should mail to Touchstone Securities (or send by overnight delivery) a written request for the sale of your shares.

•
In order to protect your investment assets, Touchstone Securities will only follow instructions received by telephone that it reasonably believes to be genuine.  However, there is no guarantee that the instructions relied upon will always be genuine and Touchstone Securities will not be liable, in those cases.  Touchstone Securities has certain procedures to confirm that telephone instructions are genuine.  If it does not follow such procedures in a particular case, it may be liable for any losses due to unauthorized or fraudulent instructions.  Some of these procedures may include:

•Requiring personal identification.
•Making checks payable only to the owner(s) of the account shown on Touchstone Securities’ records.
•Mailing checks only to the account address shown on Touchstone Securities’ records.
•Directing wires only to the bank account shown on Touchstone Securities’ records.
•Providing written confirmation for transactions requested by telephone.
•Digitally recording instructions received by telephone.

Through Touchstone Securities - By mail

•	Write to Touchstone Securities.

•	Indicate the number of shares or dollar amount to be sold.

•	Include your name and account number.

•	Sign your request exactly as your name appears on your investment application.

•	You may be required to have your signature guaranteed. (See “Signature Guarantees” in this prospectus for more information).

Through Touchstone Securities - By wire

•	Complete the appropriate information on the investment application.

•	If your proceeds are $1,000 or more, you may request that Touchstone Securities wire them to your bank account.

•	You may be charged a fee of up to $15 by the Fund or the Fund’s Authorized Processing Organization for wiring redemption proceeds. You may also be charged a fee by your bank.

•
Your redemption proceeds may be deposited directly into your bank account through an ACH transaction.  There is no fee imposed by the Funds for ACH transactions, however, you may be charged a fee by your bank to receive an ACH transaction.  Contact Touchstone Securities for more information.

•
If you hold your shares directly with Touchstone Securities and have ACH or wire instructions on file for your non-retirement account you may transact through the Touchstone Funds’ website at TouchstoneInvestments.com.

Through Touchstone Securities - Through a systematic withdrawal plan

•	You may elect to receive, or send to a third party, withdrawals of $50 or more if your account value is at least $5,000.

•	Withdrawals can be made monthly, quarterly, semiannually or annually.

•	There is no fee for this service.

•	There is no minimum account balance required for retirement plans.

Through your financial intermediary or Authorized Processing Organization

•
You may also sell shares by contacting your financial intermediary or Authorized Processing Organization, which may charge you a fee for this service.  Shares held in street name must be sold through your financial intermediary or, if applicable, the Authorized Processing Organization.

•	Your intermediary or Authorized Processing Organization is responsible for making sure that sale requests are transmitted to Touchstone Securities in proper form and in a timely manner.

•	Your financial intermediary may charge you a fee for selling your shares.

•	Redemption proceeds will only be wired to your account at the financial intermediary.

Investor Alert: Unless otherwise specified, proceeds will be sent to the record owner at the address shown on Touchstone Securities’ records.

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Pricing of Redemptions

Redemption orders received in proper form by Touchstone Securities, an Authorized Processing Organization, or a financial intermediary, by the close of the regular session of trading on the NYSE, generally 4:00 p.m. Eastern time, are processed at that day’s NAV. Redemption orders received after the close of the regular session of trading on the NYSE are processed at the NAV determined on the following business day. It is the responsibility of the financial intermediary or Authorized Processing Organization to transmit orders that will be received by Touchstone Securities in proper form and in a timely manner.

Contingent Deferred Sales Charge (“CDSC”)

If you purchase $1 million or more in Class A shares at NAV and a commission was paid by Touchstone Securities to a participating unaffiliated dealer, a CDSC of up to 1.00% may be charged on redemptions made within 1 year of your purchase. Additionally, when an upfront commission is paid to a participating dealer on transactions of $1 million or more in Class A Shares, the Fund will withhold  any 12b-1 fee for the first 12 months following the purchase date. If you redeem Class C shares within 12 months of your purchase, a CDSC of 1.00% will be charged.

The CDSC will not apply to redemptions of shares you received through reinvested dividends or capital gains distributions and may be waived under certain circumstances described below.  The CDSC will be assessed on the lesser of your shares’ NAV at the time of redemption or the time of purchase.  The CDSC is paid to Touchstone Securities to reimburse expenses incurred in providing distribution-related services to the Funds.

All sales charges imposed on redemptions are paid to Touchstone Securities.  In determining whether the CDSC is payable, it is assumed that shares not subject to the CDSC are the first redeemed followed by other shares held for the longest period of time.  The CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.

No CDSC is applied if:

•	The redemption is due to the death or post-purchase disability of a shareholder. Touchstone Securities may require documentation prior to waiver of the charge.

•
Any partial or complete redemption following death or disability (as defined in the Internal Revenue Code of 1986, as amended (the “Code”)) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named. Touchstone Securities may require documentation prior to waiver of the charge, including death certificates, physicians’ certificates, etc.

•
Redemptions from a systematic withdrawal plan. If the systematic withdrawal plan is based on a fixed dollar amount or number of shares, systematic withdrawal redemptions are limited to no more than 10% of your account value or number of shares per year, as of the date the transfer agent receives your request. If the systematic withdrawal plan is based on a fixed percentage of your account value, each redemption is limited to an amount that would not exceed 10% of your annual account value at the time of withdrawal.

•
Redemptions from retirement plans qualified under Section 401 of the Code. The CDSC will be waived for benefit payments made by Touchstone Securities directly to plan participants.  Benefit payments will include, but are not limited to, payments resulting from death, disability, retirement, separation from service, required minimum distributions (as described under Section 401(a)(9) of the Code), in-service distributions, hardships, loans and qualified domestic relations orders.  The CDSC waiver will not apply in the event of termination of the plan or transfer of the plan to another financial intermediary.

•	The redemption is for a mandatory withdrawal from a traditional IRA account after age 70½.

The above mentioned CDSC waivers do not apply to redemptions made within one year for purchases of $1 million or more in Class A shares of the Touchstone Funds where a commission was paid by Touchstone Securities to a participating broker-dealer.

The SAI contains further details about the CDSC and the conditions for waiving the CDSC.

Signature Guarantees

Some circumstances require that your request to sell shares be made in writing accompanied by an original Medallion Signature Guarantee.  A Medallion Signature Guarantee helps protect you against fraud.  You can obtain one from most banks or securities dealers, but not from a notary public.  The Fund reserves the right to require a signature guarantee for any request related to your account including, but not limited to:

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•	Proceeds to be paid when information on your account has been changed within the last 30 days (including a change in your name or your address, or the name or address of a payee).

•	Proceeds are being sent to an address other than the address of record.

•	Proceeds or shares are being sent/transferred from unlike registrations such as a joint account to an individual’s account.

•	Sending proceeds via wire or ACH when bank instructions have been added or changed within 30 days of your redemption request.

•	Proceeds or shares are being sent/transferred between accounts with different account registrations.

Market Timing Policy

Market timing or excessive trading in accounts that you own or control may disrupt portfolio investment strategies, may increase brokerage and administrative costs, and may negatively impact investment returns for all shareholders, including long-term shareholders who do not generate these costs.  The Fund will take reasonable steps to discourage excessive short-term trading and will not knowingly accommodate frequent purchases and redemptions of Fund shares by shareholders.  The Board has adopted the following policies and procedures with respect to market timing of the Fund by shareholders.  The Fund will monitor selected trades on a daily basis in an effort to deter excessive short-term trading.  If the Fund has reason to believe that a shareholder has engaged in excessive short-term trading, the Fund may ask the shareholder to stop such activities or restrict or refuse to process purchases or exchanges in the shareholder’s accounts.  While the Fund cannot assure the prevention of all excessive trading and market timing, by making these judgments the Fund believes it is acting in a manner that is in the best interests of shareholders.  However, because the Fund cannot prevent all market timing, shareholders may be subject to the risks described above.

Generally, a shareholder may be considered a market timer if he or she has (i) requested an exchange or redemption out of any of the Touchstone Funds within 2 weeks of an earlier purchase or exchange request out of any Touchstone Fund, or (ii) made more than 2 “round-trip” exchanges within a rolling 90 day period.  A “round-trip” exchange occurs when a shareholder exchanges from one Touchstone Fund to another Touchstone Fund and back to the original Touchstone Fund.  If a shareholder exceeds these limits, the Fund may restrict or suspend that shareholder’s exchange privileges and subsequent exchange requests during the suspension will not be processed.  The Fund may also restrict or refuse to process purchases by the shareholder.  These exchange limits and excessive trading policies generally do not apply to systematic purchases and redemptions.

Financial intermediaries (such as investment advisors and broker-dealers) often establish omnibus accounts in the Fund for their customers through which transactions are placed.  If the Fund identifies excessive trading in such an account, the Fund may instruct the intermediary to restrict the investor responsible for the excessive trading from further trading in the Fund.  In accordance with Rule 22c-2 under the 1940 Act, the Fund has entered into information sharing agreements with certain financial intermediaries.  Under these agreements, a financial intermediary is obligated to: (1) enforce during the term of the agreement, the Fund's market-timing policy; (2) furnish the Fund, upon its request, with information regarding customer trading activities in shares of the Fund; and (3) enforce the Funds’ market-timing policy with respect to customers identified by the Fund as having engaged in market timing.  When information regarding transactions in the Fund’s shares is requested by the Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an “indirect intermediary”), any financial intermediary with whom the Fund has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons.

The Fund applies these policies and procedures uniformly to all shareholders believed to be engaged in market timing or excessive trading.  The Fund has no arrangements to permit any investor to trade frequently in shares of the Fund, nor will they enter into any such arrangements in the future.

Householding Policy (Only applicable for shares held directly through Touchstone Securities ). The Fund will send one copy of its prospectuses and shareholder reports to households containing multiple shareholders with the same last name.  This process, known as “householding,” reduces costs and provides a convenience to shareholders.  If you share the same last name and address with another shareholder and you prefer to receive separate prospectuses and shareholder reports, call Touchstone Investments at 1.800.543.0407 and we will begin separate mailings to you within 30 days of your request.  If you or others in your household invest in the Fund through a financial intermediary, you may receive separate prospectuses and shareholder reports, regardless of whether or not you have consented to householding on your investment application.

In addition, eDelivery is available for statements, confirms, prospectuses and shareholder reports for  shareholders holding accounts directly with Touchstone Securities, please contact Shareholder Services at 1-800-534-0407 for more information. If you hold your account through a Broker Dealer or Financial Intermediary please contact them directly to inquire about eDelivery opportunities.

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Receiving Sale Proceeds

Touchstone Securities will forward the proceeds of your sale to you (or to your financial intermediary) within 7 days (normally within 3 business days) after receipt of a proper request.

Proceeds Sent to Financial Intermediaries or Authorized Processing Organizations or Financial Institutions. Proceeds that are sent to your Authorized Processing Organization or financial intermediary will not usually be reinvested for you unless you provide specific instructions to do so.  Therefore, the financial advisor, Authorized Processing Organization or financial institution may benefit from the use of your money.

Fund Shares Purchased by Check (Only applicable for shares held directly through Touchstone Securities ). We may delay the processing and payment of redemption proceeds for shares you recently purchased by check until your check clears, which may take up to 15 days.  If you believe you may need your money sooner, you should purchase shares by bank wire.

Reinstatement Privilege (Classes A and C shares only). You may, within 90 days of redemption, including redemption proceeds reinvested from an unaffiliated money market fund, reinvest all or part of your sale proceeds by sending a written request and a check to Touchstone Securities. If the redemption proceeds were from the sale of your Class A shares, and the sales load that you incurred on the initial purchase is equal to or more than the sales charge for the Fund in which you are reinvesting you can reinvest into Class A shares of any applicable Touchstone Fund at NAV. If the redemption proceeds were from the sale of Class A shares and the sales load that you incurred on the initial purchase is less than the sales charge for the Fund in which you are reinvesting, you will incur a sales charge representing the difference. Reinvestment will be at the NAV next calculated after Touchstone Securities receives your request.  If the reinvestment proceeds were from the sale of your Class C shares, you can reinvest those proceeds into Class C shares of any Touchstone Fund.  If you paid a CDSC on the reinstated amount, that CDSC will be reimbursed to you upon reinvestment. The redemption and repurchase of shares may still result in a tax liability for federal income tax purposes.

Low Account Balances (Only applicable for shares held directly through Touchstone Securities ). If your balance falls below the minimum amount required for your account, based on actual amounts you have invested (as opposed to a reduction from market changes), Touchstone Securities may sell your shares and send the proceeds to you.  This involuntary sale does not apply to retirement accounts or custodian accounts under the UGTMA.  Touchstone Securities will notify you if your shares are about to be sold and you will have 30 days to increase your account balance to the minimum amount.

Delay of Payment. It is possible that the payment of your sale proceeds could be postponed or your right to sell your shares could be suspended during certain circumstances.  These circumstances can occur:

•	When the NYSE is closed on days other than customary weekends and holidays;

•	When trading on the NYSE is restricted; or

•	During any other time when the SEC, by order, permits.

Redemption in Kind. Under unusual circumstances, when the Board deems it appropriate, the Fund may make payment for shares redeemed in portfolio securities of the Fund taken at current value.  Shareholders may incur transaction and brokerage costs when they sell these portfolio securities.  Until such time as the shareholder sells the securities they receive in kind, the securities are subject to market risk.  Redemptions in kind are taxable for federal income tax purposes in the same manner as redemptions for cash.

Pricing of Fund Shares

The Fund’s share price (also called “NAV”) and public offering price (NAV plus a sales charge, if applicable) is determined as of the close of trading (normally 4:00 p.m. Eastern time) every day the NYSE is open.  The Fund calculates its NAV per share for each class, generally using market prices, by dividing the total value of its net assets by the number of shares outstanding.

The Fund’s equity investments are valued based on market value or, if no market value is available, based on fair value as determined by the Board (or under its direction).  The Fund may use pricing services to determine market value for investments.  Some specific pricing strategies follow:

•	All short-term dollar-denominated investments that mature in 60 days or less may be valued on the basis of amortized cost which the Board has determined as fair value.

•	Securities mainly traded on a U.S. exchange are valued at the last sale price on that exchange or, if no sales occurred during the day, at the last quoted bid price.

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Any foreign securities held by the Fund will be priced as follows:

•	All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values.

•
Securities mainly traded on a non-U.S. exchange are generally valued according to the preceding closing values on that exchange.  However, if an event that may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, but before the close of regular trading on the NYSE, the security may be priced based on fair value.  This may cause the value of the security on the books of the Fund to be significantly different from the closing value on the non-U.S. exchange and may affect the calculation of the NAV.

•
Because portfolio securities that are primarily listed on a non-U.S. exchange may trade on weekends or other days when the Fund does not price its shares, the Fund’s NAV may change on days when shareholders will not be able to buy or sell shares.

Securities held by the Fund that do not have readily available market quotations are priced at their fair value using procedures approved by the Board.  Any debt securities held by the Fund for which market quotations are not readily available are generally priced at their most recent bid prices as obtained from one or more of the major market makers for such securities.  The Fund may use fair value pricing under the following circumstances, among others:

•	If the value of a security has been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets on which the security is traded.

•	If a security, such as a small cap or micro-cap security, is so thinly traded that reliable market quotations are unavailable due to infrequent trading.

•
If the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund’s NAV calculation.

•	If the validity of market quotations is not reliable.

The use of fair value pricing has the effect of valuing a security based upon the price the Fund might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price.  The Fund has established fair value policies and procedures that delegate fair value responsibilities to the Advisor. These policies and procedures outline the fair value method for the Advisor. The Advisor’s determination of a security’s fair value price often involves the consideration of a number of subjective factors established by the Board, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.  With respect to any portion of the Fund’s assets that is invested in other mutual funds, that portion of the Fund’s NAV is calculated based on the NAV of that mutual fund.  The prospectus for the other mutual fund explains the circumstances and effects of fair value pricing for that fund.

DISTRIBUTIONS AND TAXES

The Fund intends to distribute to its shareholders substantially all of its net investment income and capital gains. Net investment income dividends for the Fund are declared and paid annually.

The Fund makes distributions of capital gains, if any, at least annually.  If you own shares on the Fund’s distribution record date, you will be entitled to receive the distribution.

You will receive income dividends and distributions of capital gains in the form of additional Fund shares unless you elect to receive payment in cash. Cash payments will only be made for amounts equal to or exceeding $25; for amounts less than $25 the dividends and distributions will be automatically reinvested in the paying Fund and class.  To elect cash payments, you must notify the Funds in writing or by phone prior to the date of distribution.  Your election will be effective for dividends and distributions paid after we receive your notice.  To cancel your election, simply send written notice to Touchstone Investments, P.O. Box 9878, Providence, Rhode Island 02940, or by overnight mail to Touchstone Investments, c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, Massachusetts 01581, or call Touchstone Securities at 1.800.543.0407.  If you hold your shares through a financial institution, you must contact the institution to elect cash payment.  If you elect to receive dividends and distributions in cash and the payment (1) is returned and marked as “undeliverable” or (2) is not cashed for six months, your cash election will be changed automatically and future dividends will be reinvested in the Fund at the per share NAV determined as of the date of cancellation.

The Fund’s dividends and other distributions are taxable to shareholders (other than retirement plans and other tax-exempt investors) whether received in cash or reinvested in additional shares of the Fund.  A dividend or distribution paid by the Fund has the effect of reducing the NAV per share on the ex-dividend date by the amount of the dividend or distribution.  A dividend or distribution

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declared shortly after a purchase of shares by an investor would, therefore, represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to federal income taxes.

For most shareholders, a statement will be sent to you within 60 days after the end of each year detailing the federal income tax status of your distributions.  Please see “Federal Income Tax Information” below for more information on the federal income tax consequences of dividends and other distributions made by the Fund.

Federal Income Tax Information

The tax information in this prospectus is provided only for general information purposes for U.S. taxpayers and should not be considered as tax advice or relied on by a shareholder or prospective investor.

General. The Fund intends to qualify annually to be treated as regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended (the “Code”).  As such, the Fund will not be subject to federal income taxes on the earnings they distribute to shareholders provided they satisfy certain requirements and restrictions of the Code, one of which is to distribute to the Fund’s shareholders substantially all of the Fund’s net investment income and capital gains each year.  If for any taxable year the Fund fails to qualify as a RIC: (1) it will be subject to tax in the same manner as an ordinary corporation and thus will be subject to taxation on a graduated basis at the corporate tax rate; and (2) distributions from its earnings and profits (as determined under federal income tax principles) will be taxable as ordinary dividend income eligible for the dividends-received deduction for corporate shareholders and for “qualified dividend income” treatment for non-corporate shareholders.

Distributions. The Fund will make distributions to you that may be taxed as ordinary income or capital gains.  The dividends and distributions you receive may be subject to federal, foreign, state and local taxation, depending upon your tax situation.  Distributions are taxable whether you reinvest such distributions in additional shares of the Fund or choose to receive cash.  Taxable Fund distributions are taxable to a shareholder even if the distributions are paid from income or gains earned by the Fund prior to the shareholder’s investment and, thus, were included in the price the shareholder paid for the shares. For example, a shareholder who purchases shares on or just before the record date of a Fund distribution will pay full price for the shares and may receive a portion of the investment back as a taxable distribution. Distributions declared by the Fund during October, November or December to shareholders of record during such month and paid by January 31 of the following year are treated for federal income tax purposes as if received by shareholders on December 31 of the year in which the distribution was declared.

Ordinary Income. Net investment income, except for qualified dividend income and income designated as tax-exempt, and short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares.  Certain dividends distributed to non-corporate shareholders and designated by the Fund as “qualified dividend income” are eligible for the long-term capital gains rate, provided certain holding period and other requirements are satisfied.

Net Capital Gains. Net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) distributed to you, if any, are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Fund shares.

Sale or Exchange of Shares. It is a taxable event for you if you sell shares of the Fund or exchange shares of the Fund for shares of another Touchstone Fund.  Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a taxable gain or loss on the transaction.  Any realized gain will be taxable to you, and, generally, will be capital gain, assuming you held the shares of the Fund as a capital asset.  The capital gain will be long-term or short-term depending on how long you have held your shares in the Fund.  Sales of shares of the Fund that you have held for twelve months or less will be a short-term capital gain or loss and if held for more than twelve months will constitute a long-term capital gain or loss.  Any loss realized by a shareholder on a disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder and disallowed to the extent of any distributions of exempt-interest dividends, if any, received by the shareholder with respect to such shares.

Returns of Capital. If the Fund makes a distribution in excess of its current and accumulated earnings and profits, the excess will be treated as a return of capital to the extent of a shareholder’s basis in his or her shares, and thereafter as capital gain.  A return of capital is not taxable, but it reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

Backup Withholding. The Fund may be required to withhold U.S. federal income tax on all distributions and sales proceeds payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service (the “IRS”) that they are subject to backup withholding.

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Medicare Tax.  An additional 3.8% Medicare tax is imposed on certain net investment income (including dividends and distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

Foreign Taxes.  Income received by the Fund from sources within foreign countries may be subject to foreign withholding and other taxes.  If the Fund qualifies (by having more than 50% of the value of its total assets at the close of the taxable year consist of stock or securities in foreign corporations or by being a qualified fund of funds) and elects to pass through foreign taxes paid on its investments during the year, such taxes will be reported to you as income. You may, however, be able to claim an offsetting tax credit or deduction on your federal income tax return, depending on your particular circumstances and provided you meet certain holding period and other requirements. Tax-exempt holders of Fund shares, such as qualified tax-advantaged retirement plans, will not benefit from such a deduction or credit.

Non-U.S. Shareholders.  Non-U.S. shareholders may be subject to U.S. tax as a result of an investment in the Fund.  This prospectus does not discuss the U.S. or foreign tax consequences of an investment by a non-U.S. shareholder in the Fund.  Accordingly, non-U.S. shareholders are urged and advised to consult their own tax advisors as to the U.S. and foreign tax consequences of an investment in the Fund.

Statements and Notices. You will receive an annual statement outlining the tax status of your distributions.  You may also receive written notices of certain foreign taxes paid by the Fund during the prior taxable year.

Important Tax Reporting Considerations. The Fund is required to report cost basis and holding period information to both the IRS and shareholders for gross proceeds from the sales of Fund shares purchased on or after January 1, 2012.  This information is reported on Form 1099-B.  The average cost method will be used to determine the cost basis of Fund shares purchased on or after January 1, 2012 unless the shareholder instructs the Fund in writing that the shareholder wants to use another available method for cost basis reporting (for example, First In, First Out (FIFO), Last In, First Out (LIFO), Specific Lot Identification (SLID) or High Cost, First Out (HIFO)). If the shareholder designates SLID as the shareholder’s tax cost basis method, the shareholder will also need to designate a secondary cost basis method (Secondary Method). If a Secondary Method is not provided, the Fund will designate FIFO as the Secondary Method and will use the Secondary Method with respect to systematic withdrawals. If you hold shares of the Fund through a financial intermediary, the financial intermediary will be responsible for this reporting and the financial intermediary’s default cost basis method may apply.  Please consult your tax adviser for additional information regarding cost basis reporting and your situation.

Redemptions by S corporations of Fund shares purchased on or after January 1, 2012 are required to be reported to the IRS on Form 1099-B. If a shareholder is a corporation and has not instructed the Fund that it is a C corporation in its Account Application or by written instruction, the Fund will treat the shareholder as an S corporation and file a Form 1099-B.

This section is only a summary of some important federal income tax considerations that may affect your investment in the Fund.  More information regarding these considerations is included in the Fund's SAI.  You are urged and advised to consult your own tax advisor regarding the effects of an investment in the Fund on your tax situation, including the application of foreign, state, local and other tax laws to your particular situation.

27

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund’s financial performance for the past five years.  Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions.  The financial highlights for the Fund were audited by Ernst & Young LLP, an independent registered public accounting firm.  The report of Ernst & Young LLP, along with the Fund’s financial statements and related notes, is included in the Fund's annual report. You can obtain the annual report at no charge by calling 1.800.543.0407 or by downloading a copy from the Touchstone Investments website at: TouchstoneInvestments.com/home/formslit/. The annual report has been incorporated by reference into the SAI.

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Touchstone Emerging Markets Equity Fund—Class A
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended September 30,
	2015	2014	2013	2012	2011
Net asset value at beginning of period	$11.67	$11.52	$12.24	$10.69	$12.68
Income (loss) from investment operations:
Net investment income	0.07(A)	0.09(A)	0.09(A)	0.11	0.10
Net realized and unrealized gains (losses) on investments	(2.53)	0.09	(0.80)	1.68	(2.05)
Total from investment operations	(2.46)	0.18	(0.71)	1.79	(1.95)
Distributions from:
Net investment income (loss)	(0.06)	(0.03)	(0.01)	(0.15)	(0.02)
Realized capital gains	—	—	—	(0.09)	(0.02)
Total distributions	(0.06)	(0.03)	(0.01)	(0.24)	(0.04)
Net asset value at end of period	$9.15	$11.67	$11.52	$12.24	$10.69
Total return(B)	(21.18)%	1.61%	(5.69)%	16.71%	(15.45)%
Ratios and supplemental data:
Net assets at end of period (000's)	$3,022	$5,307	$9,843	$34,369	$26,592
Ratio to average net assets:
Net expenses	1.69%	1.69%	1.69%	1.72%	1.74%
Gross expenses	2.41%	2.20%	1.93%	1.99%	1.95%
Net investment income	0.66%	0.75%	0.71%	0.94%	0.98%
Portfolio turnover rate	28%	38%	25%	33%(C)	18%

Touchstone Emerging Markets Equity Fund—Class C
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended September 30,
	2015	2014	2013	2012	2011
Net asset value at beginning of period	$11.43	$11.33	$12.13	$10.54	$12.58
Income (loss) from investment operations:
Net investment income (loss)	(0.01)(A)	(—)(A)(D)	(—)(A)(D)	0.04	0.03
Net realized and unrealized gains (losses) on investments	(2.48)	0.10	(0.80)	1.64	(2.05)
Total from investment operations	(2.49)	0.10	(0.80)	1.68	(2.02)
Distributions from:
Net investment income	—	—	—	—(D)	—
Realized capital gains	—	—	—	(0.09)	(0.02)
Total distributions	—	—	—	(0.09)	(0.02)
Net asset value at end of period	$8.94	$11.43	$11.33	$12.13	$10.54
Total return(B)	(21.79)%	0.88%	(6.44)%	15.84%	(16.07)%
Ratios and supplemental data:
Net assets at end of period (000's)	$1,566	$2,874	$3,719	$4,903	$5,417
Ratio to average net assets:
Net expenses	2.44%	2.44%	2.44%	2.47%	2.49%
Gross expenses	3.19%	3.03%	2.84%	2.85%	2.82%
Net investment income (loss)	(0.09)%	(0.00%)(D)	(0.04)%	0.19%	0.21%
Portfolio turnover rate	28%	38%	25%	33%(C)	18%

(A)	The net investment income (loss) per share is based on average shares outstanding for the period.

(B)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.

(C)
Portfolio turnover excludes the purchases and sales of the Touchstone Emerging Markets Equity Fund II acquired on September 17, 2012. If these transactions were included, portfolio turnover would have been higher.

(D)	Less than $0.005 per share or 0.005%.

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Touchstone Emerging Markets Equity Fund—Class Y
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended September 30,
	2015	2014	2013	2012	2011
Net asset value at beginning of period	$11.63	$11.54	$12.27	$10.74	$12.72
Income (loss) from investment operations:
Net investment income	0.10(A)	0.12(A)	0.13(A)	0.14	0.11
Net realized and unrealized gains (losses) on investments	(2.52)	0.10	(0.81)	1.70	(2.05)
Total from investment operations	(2.42)	0.22	(0.68)	1.84	(1.94)
Distributions from:
Net investment income	(0.11)	(0.13)	(0.05)	(0.22)	(0.02)
Realized capital gains	—	—	—	(0.09)	(0.02)
Total distributions	(0.11)	(0.13)	(0.05)	(0.31)	(0.04)
Net asset value at end of period	$9.10	$11.63	$11.54	$12.27	$10.74
Total return	(20.98)%	1.99%	(5.45)%	17.12%	(15.21)%
Ratios and supplemental data:
Net assets at end of period (000's)	$70,066	$105,641	$138,451	$219,717	$151,532
Ratio to average net assets:
Net expenses	1.40%	1.38%	1.37%	1.41%	1.48%
Gross expenses	1.40%	1.38%	1.35%	1.44%	1.48%
Net investment income	0.95%	1.06%	1.04%	1.25%	1.50%
Portfolio turnover rate	28%	38%	25%	33%(B)	18%

Touchstone Emerging Markets Equity Fund—Institutional Class
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended September 30,
	2015	2014	2013	2012	2011
Net asset value at beginning of period	$11.64	$11.55	$12.28	$10.76	$12.74
Income (loss) from investment operations:
Net investment income	0.12(A)	0.13(A)	0.14(A)	0.18	0.13
Net realized and unrealized gains (losses) on investments	(2.53)	0.11	(0.81)	1.67	(2.06)
Total from investment operations	(2.41)	0.24	(0.67)	1.85	(1.93)
Distributions from:
Net investment income	(0.12)	(0.15)	(0.06)	(0.24)	(0.03)
Realized capital gains	—	—	—	(0.09)	(0.02)
Total distributions	(0.12)	(0.15)	(0.06)	(0.33)	(0.05)
Net asset value at end of period	$9.11	$11.64	$11.55	$12.28	$10.76
Total return	(20.87)%	2.13%	(5.43)%	17.28%	(15.18)%
Ratios and supplemental data:
Net assets at end of period (000's)	$184,841	$234,019	$218,523	$271,186	$244,657
Ratio to average net assets:
Net expenses	1.29%	1.29%	1.29%	1.32%	1.34%
Gross expenses	1.33%	1.31%	1.29%	1.37%	1.43%
Net investment income	1.06%	1.15%	1.11%	1.34%	1.51%
Portfolio turnover rate	28%	38%	25%	33%(B)	18%

(A)	The net investment income (loss) per share is based on average shares outstanding for the period.

(B)
Portfolio turnover excludes the purchases and sales of the Touchstone Emerging Markets Equity Fund II acquired on September 17, 2012. If these transactions were included, portfolio turnover would have been higher.

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TOUCHSTONE INVESTMENTS*

DISTRIBUTOR
Touchstone Securities, Inc.*
303 Broadway, Suite 1100
Cincinnati, Ohio 45202-4203
1.800.638.8194
TouchstoneInvestments.com

INVESTMENT ADVISOR
Touchstone Advisors, Inc.*
303 Broadway, Suite 1100
Cincinnati, Ohio 45202-4203

TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, Massachusetts 01581

SHAREHOLDER SERVICES
1.800.543.0407

*A Member of Western & Southern Financial Group

The following are federal trademark registrations and applications owned by IFS Financial Services, Inc. (a holding company), a member of Western & Southern Financial Group: Touchstone, Touchstone Funds, Touchstone Investments, Touchstone Family of Funds and Touchstone Select.

31

303 Broadway, Suite 1100
Cincinnati, Ohio 45202-4203

Go paperless, sign up today at:
TouchstoneInvestments.com/home

For investors who want more information about the Fund, the following documents are available free upon request:
Statement of Additional Information (“SAI”): The SAI provides more detailed information about the Fund and is incorporated herein by reference and is legally a part of this prospectus.

Annual/Semiannual Reports (“Financial Reports”): The Fund's Financial Reports provide additional information about the Funds’ investments.  In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

You can get free copies of the SAI, the Financial Reports, other information and answers to your questions about the Fund by contacting your financial advisor or by contacting Touchstone Investments at 1.800.543.0407.  The SAI and Financial Reports are also available on the Touchstone Investments website at: TouchstoneInvestments.com/home/formslit/
Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C.  You can receive information about the operation of the Public Reference Room by calling the SEC at 1.202.551.8090.
Reports and other information about the Fund are available on the EDGAR database of the SEC’s internet site at http://www.sec.gov.  For a fee, you can get text-only copies of reports and other information by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-1520 or by sending an e-mail request to: publicinfo@sec.gov.
Investment Company Act file no. 811-08104
TSF-56-TFGT-EM-1604

32

TOUCHSTONE FUNDS GROUP TRUST

STATEMENT OF ADDITIONAL INFORMATION

April 19, 2016

	Class A	Class C	Class Y	Institutional Class
Touchstone Emerging Markets Small Cap Fund	TEMAX	TEFCX	TEMYX	TMEIX

This Statement of Additional Information (“SAI”) is not a prospectus and relates only to the above-referenced fund (the “Fund”).  It is intended to provide additional information regarding the activities and operations of the Touchstone Funds Group Trust (the “Trust”) and should be read in conjunction with the Fund’s prospectus dated April 19, 2016, as may be amended.  The Fund’s audited financial statements for the fiscal year ended September 30, 2015, including the notes thereto and the report of Ernst & Young LLP thereon, included in the annual report to shareholders (the “Annual Report”) are hereby incorporated into this SAI by reference.  A copy of the prospectus and Annual Report may be obtained without charge by writing to the Trust at P.O. Box 9878, Providence, Rhode Island 02940, by calling 1.800.543.0407, or by downloading a copy at TouchstoneInvestments.com.

THE TRUST

Touchstone Funds Group Trust (the “Trust”), an open-end management investment company, was organized as a Delaware statutory trust under an Agreement and Declaration of Trust dated October 25, 1993, (as amended the “Declaration of Trust”), which consists of both diversified and non-diversified funds.  The Fund is a diversified fund.  Prior to November 20, 2006, the name of the Trust was Constellation Funds.  Effective November 20, 2006, the Trust’s name changed to Touchstone Funds Group Trust.  The Declaration of Trust permits the Trust to offer separate series of units of beneficial interest (the “shares”) and separate classes of shares.  The Fund is a separate mutual fund and each share of the Fund represents an equal proportionate interest in the Fund.

Touchstone Advisors, Inc. (the “Advisor”) is the investment advisor and administrator for the Fund.  The Advisor has selected one or more sub-advisor(s) to manage, on a daily basis, the assets of the Fund.  The Advisor has sub-contracted certain administrative and accounting services to BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”).  Touchstone Securities, Inc. (“Touchstone Securities” or the “Distributor”) is the principal distributor of the Fund’s shares.  The Distributor is an affiliate of the Advisor.

The Fund currently offers Class A, Class C, Class Y and Institutional Class shares. The shares of the Fund represent an interest in the same assets of the Fund.

The shares have the same rights and are identical in all material respects except that: (i) each class of shares may bear different (or no) distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees’ fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements; and (v) certain classes offer different features and services to shareholders and may have different investment minimums.  The Board of Trustees (the “Board”) may classify and reclassify the shares of the Fund into additional classes of shares at a future date.

History of the Fund

Emerging Markets Small Cap Fund. Effective on April 19, 2016, the Fund changed its name from Touchstone Emerging Markets Equity Fund to Touchstone Emerging Markets Small Cap Fund.

PERMITTED INVESTMENTS AND RISK FACTORS

The Fund’s principal investment strategies and principal risks are described in the Fund's prospectus.  The following supplements the information contained in the prospectus concerning the Fund’s principal investment strategies and principal risks.  In addition, although not a principal strategy of the Fund, the Fund may invest in other types of securities and engage in other investment practices as described in the prospectus or in this SAI.  Unless otherwise indicated, the Fund is permitted to invest in each of the investments listed below, or engage in each of the investment techniques listed below consistent with the Fund’s investment goals, policies and strategies.  The investment limitations below are considered to be non-fundamental policies which may be changed at any time by a vote of the Trust’s Board, unless designated as a “Fundamental” policy.  In addition, any stated percentage limitations are measured at the time of the purchase of a security.

Permitted Investments

American Depositary Receipts (“ADRs”). ADRs, ADSs, GDRs, EDRs, and CDRs, ADRs and American Depositary Shares (“ADSs”) are U.S. dollar-denominated receipts typically issued by domestic banks or trust companies that represent the deposit with those entities of securities of a foreign issuer. They are publicly traded on exchanges or over-the-counter in the United States. European Depositary Receipts (“EDRs”), which are sometimes referred to as Continental Depositary Receipts (“CDRs”), and Global Depositary Receipts (“GDRs”) may also be purchased by the Fund. EDRs, CDRs and GDRs are generally issued by foreign banks and evidence ownership of either foreign or domestic securities. Certain institutions issuing ADRs, ADSs, GDRs or EDRs may not be sponsored by the issuer of the underlying foreign securities. A non-sponsored depositary may not provide the same shareholder information that a sponsored depositary is required to provide under its contractual arrangements with the issuer of the underlying foreign securities. Holders of an unsponsored depositary receipt generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

Common Stocks. Common stocks are securities that represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the board of directors of the issuing company.

Convertible Securities. Convertible securities are corporate securities that are exchangeable for a set number of another security at a pre-stated price.  Convertible securities typically have characteristics of both fixed income and equity securities.  Because of the conversion feature, the market value of a convertible security tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

A synthetic convertible security is a combination investment in which the Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords a shareholder the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security’s underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics and other factors. Because the Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with the Fund’s synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing “time value” as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss. The market price of the option component generally reflects these differences in maturities, and the Advisor and applicable sub-advisor take such differences into account when evaluating such positions. When a synthetic convertible position “matures” because of the expiration of the associated option, the Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If the Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

Equity-Linked Notes. The Fund may purchase equity-linked notes (“ELNs”). The principal or coupon payment on an ELN is linked to the performance of an underlying security or index. ELNs may be used, among other things, to provide the Fund with exposure to international markets while providing a mechanism to reduce foreign tax or regulatory restrictions imposed on foreign investors. The risks associated with purchasing ELNs include the creditworthiness of the issuer and the risk of counterparty default. Further, the Fund’s ability to dispose of an ELN will depend on the availability of liquid markets in the instruments. The purchase and sale of an ELN is also subject to the risks regarding adverse market movements, possible intervention by governmental authorities, and the effects of other political and economic events.

Equity-Linked Warrants. Equity-linked warrants provide a way for investors to access markets where entry is difficult and time consuming due to regulation. Typically, a broker issues warrants to an investor and then purchases shares in the local market and issues a call warrant hedged on the underlying holding. If the investor exercises his call and closes his position, the shares are sold and the warrant is redeemed with the proceeds.

Each warrant represents one share of the underlying stock. Therefore, the price, performance and liquidity of the warrant are all directly linked to the underlying stock. The warrants can be redeemed for 100% of the value of the underlying stock (less transaction costs). The Funds invest in American style warrants, which can be exercised at any time. The warrants in which the Funds invest are U.S. dollar denominated and priced daily on several international stock exchanges.

Illiquid Securities. Subject to the limitations in the 1940 Act and the rules and interpretations of the staff of the SEC thereunder, the Fund may invest in illiquid securities. Current SEC guidance provides that an open-end investment company such as the Fund should limit its investments in illiquid securities to no more than 15% of net assets. Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on the Fund’s books.

Illiquid securities include demand instruments with demand notice periods exceeding seven days, securities for which there is no active secondary market, and repurchase agreements with maturities of over seven days in length.  The Fund may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities.  Investing in unlisted securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses.  As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities.  Because these types of securities are thinly traded, if at all, and market prices for these types of securities are generally not readily available, the Fund typically determines the price for these types of securities in good faith in accordance with policies and procedures adopted by the Board.  Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund, or less than what may be considered the fair value of such securities.  Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded.  If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration.

In addition, the Fund believes that certain investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities and other similar situations (collectively, ‘‘special situations’’) could enhance the Fund's capital appreciation potential.  To the extent these investments are deemed illiquid, the Fund's investment in them will be consistent with their applicable restriction on investment in illiquid securities.  Investments in special situations and certain other instruments may be liquid, as determined by the Fund's Advisor or sub-advisor based on criteria approved by the Board.

Initial Public Offerings (“IPOs”). Due to the typically small size of the IPO allocation available to the Fund and the nature and market capitalization of the companies involved in IPOs, the sub-advisor will often purchase IPO shares that would qualify as a permissible investment for the Fund but will instead decide to allocate those IPO purchases to other funds it advise. Any such allocation will be done in a fair and equitable manner according to a specific and consistent process. Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time.  This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs.  By selling shares of an IPO, the Fund may realize taxable capital gains that it will subsequently distribute to shareholders.

Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies.  Companies involved in IPOs generally have limited operating histories, and their prospects for future profitability are uncertain.  These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions.  They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital.  They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals.  Investors in IPOs can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.  Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information.

Investment Company Shares. Investment companies include open- and closed-end funds, exchange-traded funds, and any other pooled investment vehicle that meets the definition of an investment company under the 1940 Act, whether such companies are required to register under the 1940 Act or not. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. The Fund’s purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. Investments in registered investment company shares are subject to limitations prescribed by the 1940 Act and its rules, and applicable SEC staff interpretations or applicable exemptive relief granted by the SEC. The 1940 Act currently provides, in part, that the Fund generally may not purchase shares of a registered investment company if (a) such a purchase would cause the Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company or (b) such a purchase would cause the Fund to have more than 5% of its total assets invested in the investment company or (c) more than 10% of the Fund’s total assets would be invested in the aggregate in all registered investment companies. See also “Investment Limitations.”

Micro-Cap Securities. The Fund may invest in companies whose total market capitalization at the time of investment is generally between $30 million and $500 million, referred to as micro-cap companies.  Micro-cap companies may not be well-known to the investing public, may not have significant institutional ownership and may have cyclical, static or only moderate growth prospects.  Micro-cap companies may have greater risk and volatility than large companies and may lack the management depth of larger, mature issuers.  Micro-cap companies may have relatively small revenues and limited product lines, markets, or financial resources, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.  In addition, micro-cap companies may be developing or marketing new products or services for which markets are not yet established and may never become established.  As a result, the prices of their securities may fluctuate more than those of larger issuers.

Obligations of Supranational Entities. Obligations of supranational entities are obligations of entities established through the joint participation of several governments, such as the Asian Development Bank, the Inter-American Development Bank, International Bank of Reconstruction and Development (World Bank), African Development Bank, European Economic Community, European Investment Bank and the Nordic Investment Bank.

Options. A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period.  A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period.  The premium paid to the writer is the consideration for undertaking the obligations under the option contract.  The initial purchase (sale) of an option contract is an “opening transaction.”  In order to close out an option position, the Fund may enter into a “closing transaction,” which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened.  If the Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

The Fund may purchase put and call options to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future.  The Fund will pay a premium when purchasing put and call options.  If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund’s securities or by a decrease in the cost of acquisition of securities by the Fund.

The Fund may write both covered call and put options.  The Fund may write covered call options as a means of increasing the yield on its portfolio and as a means of providing limited protection against decreases in its market value.  When the Fund sells an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option.  When a call option written by the Fund is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price.  When a put option written by the Fund is exercised, the Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.

The Fund may purchase and write options on an exchange or over-the-counter.  Over-the-counter options (“OTC options”) differ from exchange-traded options in several respects.  They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer.  OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options.  Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker.  It is the position of the staff of the SEC that OTC options are generally illiquid.

The Fund may purchase and write put and call options on indices and enter into related closing transactions.  Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option.  This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number.  Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.  The Fund may choose to terminate an option position by entering into a closing transaction.  The ability of the Fund to enter into closing transactions depends upon the existence of a liquid secondary market for such transactions.

All options written on indices must be covered.  When the Fund writes an option on an index, it will establish a segregated account containing cash or liquid securities with its custodian in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

The Fund will not engage in transactions involving interest rate futures contracts for speculation but only as a hedge against changes in the market values of debt securities held or intended to be purchased by the Fund and where the transactions are appropriate to reduce the Fund’s interest rate risks.  There can be no assurance that hedging transactions will be successful.  The Fund also could be exposed to risks if it cannot close out its futures or options positions because of any illiquid secondary market.

Futures and options have effective durations that, in general, are closely related to the effective duration of the securities that underlie them.  Holding purchased futures or call option positions (backed by segregated cash or other liquid securities) will lengthen the duration of the Fund’s portfolio.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

The Fund may invest in options for hedging purposes only.

Caps, Collars and Floors. Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Foreign Currency Options. The Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates.  Call options on foreign currencies written by the Fund will be “covered,” which means that the Fund will own an equal amount of the underlying foreign currency.  With respect to put options on foreign currency written by the Fund, the Fund will establish a segregated account with its custodian consisting of cash or liquid, high grade debt securities in an amount equal to the amount the Fund would be required to pay upon exercise of the put, earmark assets as cover, or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations.

Buyers and sellers of foreign currency options are subject to the same risks that apply to options generally.  There are certain additional risks associated with foreign currency options.  The markets in foreign currency options are relatively new, and the Fund’s ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market.  There can be no assurance that a liquid secondary market will exist for a particular option at any specific time.  In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar.  As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security.  Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis.  Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable.  The interbank market in foreign currencies is a global, around-the-clock market.  To the extent that the U.S. option markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

Inverse Floaters. The Fund may invest in inverse floaters. Inverse floaters are derivative securities whose interest rates vary inversely to changes in short-term interest rates and whose values fluctuate inversely to changes in long-term interest rates. The value of certain inverse floaters will fluctuate substantially more in response to a given change in long-term rates than would a traditional debt security. These securities have investment characteristics similar to leverage, in that interest rate changes have a magnified effect on the value of inverse floaters.

Ordinary Shares. Ordinary shares are shares of foreign issuers that are traded abroad and on a United States exchange.  Ordinary shares may be purchased with and sold for U.S. dollars.  Investing in foreign companies may involve risks not typically associated with investing in United States companies.  See “Securities of Foreign Issuers.”

Over-The-Counter Stocks. The Fund may invest in over-the-counter stocks. In contrast to the securities exchanges, the over-the-counter market is not a centralized facility that limits trading activity to securities of companies which initially satisfy certain defined standards. Generally, the volume of trading in an unlisted or over-the-counter common stock is less than the volume of trading in a listed stock. This means that the depth of market liquidity of some stocks in which the Fund invests may not be as great as that of other securities and, if the Fund were to dispose of such a stock, it might have to offer the shares at a discount from recent prices, or sell the shares in small lots over an extended period of time.

Preferred Stock. Preferred stock has a preference over common stock in liquidation (and generally for dividend receipts as well) but is subordinated to the liabilities of the issuer in all respects.  As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value.  Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends generally are payable only if declared by the issuer’s board of directors.  Preferred stock also may be subject to optional or mandatory redemption provisions.

Privatization. Privatizations are foreign government programs for selling all or part of the interests in government owned or controlled enterprises.  The ability of a U.S. entity to participate in privatizations in certain foreign countries may be limited by local law, or the terms on which the Fund may be permitted to participate may be less advantageous than those applicable for local investors.  There can be no assurance that foreign governments will continue to sell their interests in companies currently owned or controlled by them or that privatization programs will be successful.

Real Estate Investment Trusts (“REITs”). The Fund may invest in REITs, which pool investors’ money for investment in income producing commercial real estate or real estate related loans or interests.

A REIT is not subject to U.S. federal income tax on income distributed to its shareholders or unitholders if it complies with U.S. regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year.  Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs.  Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales.  Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.  Hybrid REITs combine the characteristics of both Equity and Mortgage REITs.  A shareholder in the Fund should realize that by investing in REITs indirectly through the Fund, he or she will bear not only his or her proportionate share of the expenses of the Fund, but also indirectly, similar expenses of underlying REITs.

The Fund may be subject to certain risks associated with the direct investments of the REITs.  REITs may be affected by changes in their underlying properties and by defaults by borrowers or tenants.  Mortgage REITs may be affected by the quality of the credit extended.  Furthermore, REITs are dependent on specialized management skills.  Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.  REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations.  In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act.

Royalty Trusts. Royalty trusts are structured similarly to REITs.  A royalty trust generally acquires an interest in natural resource companies or chemical companies and distributes the income it receives to the investors of the royalty trust.  A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect income and royalty trust revenues and cash flows.  Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products.  A rising interest rate environment could adversely impact the performance of royalty trusts.  Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields.

Rule 144A Securities. Rule 144A securities are securities exempt from registration on resale pursuant to Rule 144A under the Securities Act of 1933, as amended (“1933 Act”).  Rule 144A securities are traded in the institutional market pursuant to this registration exemption, and, as a result, may not be as liquid as exchange-traded securities since they may only be resold to certain qualified institutional investors.  Due to the relatively limited size of this institutional market, these securities may affect the liquidity of Rule 144A securities to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities.  Nevertheless, Rule 144A securities may be treated as liquid securities pursuant to procedures adopted by the Trust’s Board.

Securities of Foreign Issuers. Except as expressly set forth herein and in the prospectus, the Fund may invest in securities of foreign issuers and in sponsored and unsponsored depositary receipts.  Investments in the securities of foreign issuers may subject the Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers.  Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates.  Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers.  In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation than are those in the United States.  Investments in securities of foreign issuers are frequently denominated in foreign currencies and the value of the Fund’s assets measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies.

The Fund invests in securities of foreign issuers as part of its principal investment strategy as more fully described in the prospectus.  See "Additional Risk Factors - Foreign Securities Risk" below for more information.

Swap Agreements. A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc.  The nominal amount on which the cash flows are calculated is called the notional amount.  Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price.  The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund.  If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due.  In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties.  The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party.  The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.  If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify the Fund’s gains or losses.  If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement.  If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund’s accrued obligations under the agreement.

Equity Swaps. In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

Interest Rate Swaps. Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are “fixed-for floating rate swaps,” “termed basis swaps” and “index amortizing swaps.” Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, the Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if the Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

Currency Swaps. A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. The Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

Credit Default Swaps (“CDSs”). A CDS is an agreement between the Fund and a counterparty that enables the Fund to buy or sell protection against a credit event related to a referenced debt obligation. One party, acting as a “protection buyer,” makes periodic payments to the other party, a “protection seller,” in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Acting as a protection seller allows the Fund to create an investment exposure similar to owning a bond. Acting as a protection buyer allows the Fund potentially to reduce its credit exposure to a bond it owns or to take a “short” position in a bond it does not own.

As the protection buyer in a CDS, the Fund may pay a premium (by means of periodic payments) in return for the right to deliver specified bonds or loans to the protection seller and receive the par (or other agreed-upon) value upon default or similar events by the issuer of the underlying reference obligation. If no default occurs, the protection seller would keep the stream of payments and would have no further obligations to the Fund. As the protection buyer, the Fund bears the risk that the investment might expire worthless or that the protection seller may fail to satisfy its payment obligations to the Fund in the event of a default or similar event. In addition, when the Fund is a protection buyer, the Fund’s investment would only generate income in the event of an actual default or similar event by the issuer of the underlying reference obligation. The Fund may also use credit default swaps for investment purposes by selling a CDS, in which case, the Fund, as the protection seller, would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the protection buyer in the event of a default or similar event by the third-party issuer of the underlying reference obligation. In return for its obligation, the Fund would receive from the protection buyer a periodic stream of payments over the term of the contract. If no credit event occurs, the Fund would keep the stream of payments and would have no payment obligations. As the protection seller in a CDS, the Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. Consistent with SEC staff guidance, if the Fund sells a CDS it will segregate assets equal to the full notional amount of the swap in order to cover its obligations under the instrument.

In addition to the risks applicable to derivatives generally, CDSs involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Options on Swap Agreements (“swaptions”). The Fund also may enter into swaptions. A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular swaption, the Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swaption, upon exercise of the option by the buyer of the option, the Fund will become obligated according to the terms of the underlying swap agreement.

Whether the Fund’s use of swap agreements or swaptions will be successful in furthering its investment goals will depend on the sub-advisors’ ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

Temporary Defensive Investments. The Fund may, for temporary defensive purposes, invest up to 100% of its total assets in money market instruments (including U.S. government securities, bank obligations, commercial paper rated in the highest rating category by an g and repurchase agreements involving the foregoing securities), shares of money market investment companies (to the extent permitted by applicable law and subject to certain restrictions) and cash.

Technology Securities. The value of technology securities may fluctuate dramatically and technology securities may be subject to greater than average financial and market risk. Investments in the high technology sector include the risk that certain products may be subject to competitive pressures and aggressive pricing and may become obsolete and the risk that new products will not meet expectations or even reach the market.

U.S. Government Securities. U.S. government securities are obligations issued or guaranteed by the U.S. government, its agencies, authorities or instrumentalities.  Some U.S. government securities, such as U.S. Treasury bills, U.S. Treasury notes and U.S. Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States.  Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency’s obligations, such as securities of Fannie Mae and Freddie Mac; or (iii) only the credit of the issuer, such as securities of the Student Loan Marketing Association.  No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States.

Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participation interests in loans made to foreign governments or other entities that are so guaranteed.  The secondary market for certain of these participation interests is limited and, therefore, may be regarded as illiquid.

U.S. Treasury Obligations. U.S. Treasury Obligations are bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as separately traded registered interest and principal securities (“STRIPS”) and coupons under book entry safekeeping (“CUBES”).  They also include Treasury inflation-protected securities (“TIPS”).

Warrants and Rights. Warrants are instruments giving holders the right, but not the obligation, to buy equity or fixed income securities of a company at a given price during a specified period. Rights are similar to warrants but normally have a short life span to expiration. The purchase of warrants or rights involves the risk that the Fund could lose the purchase value of a warrant or right if the right to subscribe to additional shares is not exercised prior to the warrants’ or rights’ expiration. Also, the purchase of warrants and/or rights involves the risk that the effective price paid for the warrants and/or rights added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security. Buying a warrant does not make the Fund a shareholder of the underlying stock. The warrant holder has no voting or dividend rights with respect to the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.

When-Issued, Delayed Delivery Securities and Forward Commitment Transactions. The Fund may purchase securities on a when-issued or delayed-delivery basis, in which case delivery of the securities occurs beyond the normal settlement period; payment for or delivery of the securities would be made prior to the reciprocal delivery or payment by the other party to the transaction.  When-issued or delayed delivery securities are subject to market fluctuations due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed.  Although the Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring the securities for its investment portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.

Additional Risk Factors

The following supplements the information contained in the prospectus concerning the Fund’s principal risks.

Borrowing. Borrowing may exaggerate changes in the net asset value ("NAV") of the Fund’s shares and in the return on the Fund’s portfolio.  Although the principal of any borrowing will be fixed, the Fund’s assets may change in value during the time the borrowing is outstanding.  The Fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing.  The Fund may be required to earmark or segregate liquid assets in an amount sufficient to meet their obligations in connection with such borrowings.  In an interest rate arbitrage transaction, the Fund borrows money at one interest rate and lends the proceeds at another, higher interest rate.  These transactions involve a number of risks including the risk that the borrower will fail or otherwise become insolvent or that there will be a significant change in prevailing interest rates.

Commodity Futures Trading Commission Regulation. The Fund and the Advisor have claimed exclusion or exemption from registering with the Commodity Futures Trading Commission (the “CFTC”). The Fund currently intends to comply with Rule 4.5 under the Commodity Exchange Act (the “CEA”), which allows a mutual fund to be conditionally excluded from the definition of the term “commodity pool.” Similarly, so long as the Fund satisfies this conditional exclusion, the Advisor intends to comply with Rule 4.5, which allows the Advisor to be conditionally excluded from the definition of “commodity pool operator” (“CPO”), and Rule 4.14(a)(5), which provides a conditional exemption from registering as a “commodity trading advisor.” The Advisor, on behalf of the Fund and itself, has filed a claim with the CFTC claiming the CPO exemption. Therefore, neither the Fund nor the Advisor expect to become subject to registration under the CEA.

Cyber Security Risk.  The Fund and its service providers may be subject to operational and information security risks resulting from cyber security breaches.  Cyber security breaches may result from deliberate cyber attacks, although unintentional events may have effects similar to those caused by cyber attacks.  Cyber attacks may include the stealing or corrupting of data maintained online or digitally, denial-of-service attacks on Fund websites, the unauthorized release of confidential information or other operational disruption. Successful cyber attacks against, or security breaches of, the Fund or the Advisor, a sub-advisor, the Fund's distributor, custodians, the transfer agent, selling agents and/or other third party service providers may adversely impact the Fund or its shareholders.  Similar types of cyber security risks are also present for issuers of securities or other instruments in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment therein to lose value.

Foreign Securities Risks. The Fund is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges.  In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States.  Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of punitive taxes.  In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries.  Any of these actions could severely affect security prices, impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States or otherwise adversely affect the Fund’s operations.  Other potential foreign market risks include exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts and political and social conditions, such as diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets or imposition of (or change in) exchange control regulations. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.  In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect the Fund’s operations.

Public Availability of Information. In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies.  Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States.  While the volume of transactions effected on foreign stock exchanges has increased in recent years, it remains appreciably below that of the New York Stock Exchange.  Accordingly, the Fund’s foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies.  In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.  Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments.  Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates in markets that still rely on physical settlement.  Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for the Fund to carry out transactions.  If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period.  If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party; the Fund could be liable to that party for any losses incurred. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign taxes on income from sources in such countries.

Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than does the United States.  Some countries may not have laws to protect investors comparable to the U.S. securities laws.  For example, some foreign countries may have no laws or rules against insider trading.  Insider trading occurs when a person buys or sells a company’s securities based on nonpublic information about that company.  In addition, the U.S. government has from time to time in the past imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors.  Accounting standards in other countries are not necessarily the same as in the United States.  If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for the Fund to completely and accurately determine a company’s financial condition.  Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States.  This reduces the amount the Fund can earn on its investments.

Foreign Currency Risk. While the Fund’s net assets are valued in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies.  Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency.  Some of the factors that may impair the investments denominated in a foreign currency are: (1) It may be expensive to convert foreign currencies into U.S. dollars and vice versa; (2) Complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates; (3) Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces; (4) There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis; (5) Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and (6) The inter-bank market in foreign currencies is a global, around-the-clock market.  To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

Forward Foreign Currency Contracts. The Fund may enter into forward foreign currency contracts to manage foreign currency exposure and as a hedge against possible variations in foreign exchange rates.  The Fund may enter into forward foreign currency contracts to hedge a specific security transaction or to hedge a portfolio position. These contracts may be bought or sold to protect the Fund, to some degree, against possible losses resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar.  The Fund also may invest in foreign currency futures and in options on currencies.  A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, agreed upon by the parties, at a price set at the time of the contract.  The Fund may enter into a contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Fund’s securities denominated in such foreign currency.

By entering into forward foreign currency contracts, the Fund will seek to protect the value of its investment securities against a decline in the value of a currency.  However, these forward foreign currency contracts will not eliminate fluctuations in the underlying prices of the securities.  Rather, they simply establish a rate of exchange which one can obtain at some future point in time.  Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase.  At the maturity of a forward contract, the Fund may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency.  The Fund may realize a gain or loss from currency transactions.

When entering into a contract for the purchase or sale of a security in a foreign currency, the Fund may enter into a forward foreign currency contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

Also, when the Fund’s portfolio manager anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, the Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of its securities denominated in such foreign currency.  With respect to any such forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures.  In addition, while forward foreign currency contracts may offer protection from losses resulting from declines in value of a particular foreign currency, they also limit potential gains which might result from increases in the value of such currency. The Fund will also incur costs in connection with forward foreign currency contracts and conversions of foreign currencies into U.S. dollars.  The Fund will place assets in a segregated account or otherwise earmark assets as cover to ensure that its obligations under forward foreign currency contracts are covered.

Emerging Market Securities. Emerging market countries are generally countries designated as such by Morgan Stanley Capital International (“MSCI”); are considered by the sub-advisor to have an economy and financial system comparable to countries included designated as emerging markets by MSCI; or whose economic activity and capital markets are dependent on emerging market countries (examples include Hong Kong and Singapore).  When the Fund invests in securities of a company in an emerging market country, it invests in securities issued by a company that (i) is organized under the laws of an emerging market country, (ii) maintains its principal place of business in an emerging market country, (iii) has its principal trading market for its securities in an emerging market country, or (iv) derives at least 50% of its revenues or profits from operations within emerging market countries, or has at least 50% of its assets located in emerging market countries.

Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for nationalization or expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit the Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property.  In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Political and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries.  In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities for the Fund.  Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies.  There is no assurance that such expropriations will not reoccur.  In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market.  As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened.  In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to the Fund of additional investments.  The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries.

Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.  In certain countries with emerging capital markets, reporting standards vary widely.  As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable.  Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and company shares may be held by a limited number of persons. This may adversely affect the timing and pricing of the Fund’s acquisition or disposal of securities.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable.  The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost.  The Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation.

The Fund may also invest in participatory notes (commonly known as P-notes), which are offshore derivative instruments issued to foreign institutional investors and their sub-accounts against underlying Indian securities listed on the Indian bourses, although the Fund currently does not expect to invest in such instruments.  These securities are not registered with the Securities and Exchange Board of India.  Participatory notes are similar to depositary receipts and the risks of investing in participatory notes are similar to those discussed above with respect to securities of foreign issuers in general.

Market Disruption. During periods of extreme market volatility, prices of securities held by the Fund may be negatively impacted due to imbalances between market participants seeking to sell the same or similar securities and market participants willing or able to buy such securities.  As a result, the market prices of securities held by the Fund could go down, at times without regard to the financial condition of or specific events impacting the issuer of the security.

Instability in financial markets has in the past led governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity.  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable.  Legislation or regulation may also change the way in which the Fund itself is regulated.  Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment goal.

Securities Lending. In order to generate additional income, the Fund may lend its securities pursuant to agreements requiring that the loan be continuously secured by collateral consisting of: (1) cash in U.S. dollars; (2) securities issued or fully guaranteed by the United States government or issued and unconditionally guaranteed by any agencies thereof; or (3) irrevocable performance letters of credit issued by banks approved by the Fund.  All collateral must equal at least 100% of the market value of the loaned securities.  The Fund continues to receive interest on the loaned securities while simultaneously earning interest on the investment of cash collateral.  Collateral is marked to market daily.  There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.  In addition, cash collateral invested by the lending Fund is subject to investment risk and the Fund may experience losses with respect to its collateral investments.  The SEC currently requires that the following conditions must be met whenever the Fund’s portfolio securities are loaned:  (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees approved by the Board in connection with the loan; (6) while voting rights on the loaned securities may pass to the borrower, the Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs, and (7) the Fund may not loan its portfolio securities so that the value of the loaned securities is more than one-third of its total asset value, including collateral received from such loans.

INVESTMENT LIMITATIONS

Fundamental Investment Limitations. Below are the Fund’s fundamental investment limitations (or policies), which the Fund cannot change without the consent of the holders of a majority of its outstanding shares. The term “majority of the outstanding shares” means the vote of (i) 67% or more of the Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund’s outstanding shares, whichever is less.

For the bank borrowing policy, which contains percentage limits, the Fund must meet these percentage limits at all times, regardless of whether a portfolio transaction is occurring or the changes are caused by market conditions or other circumstances beyond the Fund’s control. For all other fundamental policies with a percentage limit (collectively, the “Other Policies”), the Fund must apply each policy to each proposed portfolio transaction. For example, both the initial purchase of a security and each subsequent addition to that position must satisfy the Other Policies. However, if the Fund satisfies the Other Policies at the time of a transaction, then later changes in percentages resulting from market conditions or other circumstances beyond the Fund’s control will not violate those policies; but the Fund would not be able to make subsequent additions to that position and other similar positions until the Other Policies are satisfied.

The Fund may not:

1.                                     Diversification.  The Fund may not purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules, or regulations or any exemption, as such statute, rules, or regulations may be amended or interpreted from time to time.

2.                                    Borrowing Money.  The Fund may not engage in borrowing except as permitted by the 1940 Act, any rule, regulation, or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

3.                                      Underwriting. The Fund may not underwrite securities issued by other persons, except to the extent that, in connection with the sale or disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws or in connection with investments in other investment companies.

4.                                      Loans.  The Fund may not make loans to other persons except that the Fund may (1) engage in repurchase agreements, (2) lend portfolio securities, (3) purchase debt securities, (4) purchase commercial paper, and (5) enter into any other lending arrangement permitted by the 1940 Act, any rule, regulation, or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

5.                                     Real Estate.  The Fund may not purchase or sell real estate except that the Fund may (1) hold and sell real estate acquired as a result of the Fund’s ownership of securities or other instruments, (2) purchase or sell securities or other instruments backed by real estate or interests in real estate, and (3) purchase or sell securities of entities or investment vehicles, including real estate investment trusts that invest, deal or otherwise engage in transactions in real estate or interests in real estate.

6.                                     Commodities.  The Fund may not purchase or sell physical commodities except that the Fund may (1) hold and sell physical commodities acquired as a result of the Fund’s ownership of securities or other instruments, (2) purchase or sell securities or other instruments backed by physical commodities, (3) purchase or sell options, and (4) purchase or sell futures contracts.

7.                                      Concentration of Investments.  The Fund may not purchase the securities of an issuer (other than securities issued or guaranteed by the United States government, its agencies or its instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies in the same industry or group of industries.

8.                                      Senior Securities.  The Fund may not issue senior securities except as permitted by the 1940 Act, any rule, regulation, or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:

1.     Diversification. Under the 1940 Act, a diversified investment management company may not, with respect to 75% of its total assets, (i) purchase securities of any issuer (except securities issued or guaranteed by the U.S. government, its agents or instrumentalities, cash item or, in certain circumstances, securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

2.     Borrowing. The 1940 Act allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

3.     Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly.  Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

4.     Lending. Under the 1940 Act, the Fund may only make loans if expressly permitted by its investment policies. The Fund’s current investment policy on lending is as follows: the Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements that are collateralized fully; and (iii) engage in securities lending as described in its SAI.

5.     Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness.  The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

Non-Fundamental Policies. The Fund also has adopted certain non-fundamental investment limitations.  A non-fundamental investment limitation may be amended by the Board without a vote of shareholders.

For the illiquid securities policy, which contains percentage limits, the Fund must meet these percentage limits at all times, regardless of whether a portfolio transaction is occurring or the changes are caused by market conditions or other circumstances beyond the Fund’s control. For all other non-fundamental policies with a percentage limit (collectively, the “Other Policies”), a Fund must apply each policy to each proposed portfolio transaction. For example, both the initial purchase of a security and each subsequent addition to that position must satisfy the Other Policies. However, if a Fund satisfies the Other Policies at the time of a transaction, then later changes in percentages resulting from market conditions or other circumstances beyond the Fund’s control will not violate those policies; but the Fund would not be able to make subsequent additions to that position and other similar positions until the Other Policies are satisfied.

The Fund will determine compliance with the fundamental and non-fundamental investment restriction percentages above (with the exception of the restriction relating to borrowing) and other investment restrictions in this SAI immediately after and as a result of its acquisition of such security or other asset.  Accordingly, the Fund will not consider changes in values, net assets, or other circumstances when determining whether the investment complies with its investment restrictions.

TRUSTEES AND OFFICERS OF THE TRUST

The following is a list of the Trustees and executive officers of the Trust, the length of time served, principal occupations for the past five years, number of funds overseen in the Touchstone Fund Complex and other directorships held.  All Funds managed by the Advisor are part of the “Touchstone Fund Complex.”  The Touchstone Fund Complex consists of the Trust, Touchstone Investment Trust, Touchstone Institutional Funds Trust, Touchstone Strategic Trust, Touchstone Tax-Free Trust, and Touchstone

Variable Series Trust.  The Trustees, who are not interested persons of the Trust, as defined in the 1940 Act, are referred to as “Independent Trustees.”

Interested Trustees(1):

Name Address Year of Birth	Position Held with Trust	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex(2)	Other Directorships Held During the Past 5 Years(3)
Jill T. McGruder Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1955	Trustee and President	Until retirement at age 75 or until she resigns or is removed Trustee since 1999	President and CEO of IFS Financial Services, Inc. (a holding company).	39
Director of LaRosa’s, Inc. (a restaurant chain) from 1999 to 2011; IFS Financial Services, Inc. (a holding company) from 1999 to the present; Integrity and National Integrity Life Insurance Co. from 2005 to the present; Touchstone Securities (the Trust’s distributor) from 1999 to the present; Touchstone Advisors (the Trust’s investment advisor and administrator) from 1999 to the present; W&S Brokerage Services (a brokerage company) from 1999 to the present; W&S Financial Group Distributors (a distribution company) from 1999 to the present; Every Child Succeeds (a social services agency) from 2007 to the present; Taft Museum of Art from 2007 to the present; and YWCA of Greater Cincinnati from 2012 to the present.

Independent Trustees:

Name Address Year of Birth	Position Held with Trust	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex(2)	Other Directorships Held During the Past 5 Years(3)
Phillip R. Cox c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1947	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 1999	President and Chief Executive Officer of Cox Financial Corp. (a financial services company) from 1971 to the present.	39
Director of Cincinnati Bell (a communications company) from 1994 to the present; Bethesda Inc. (a hospital) from 2005 to the present; Timken Co. (a manufacturing company) from 2004 to 2014; TimkenSteel from 2014 to the present; Diebold, Inc. (a technology solutions company) from 2004 to the present; and Ohio Business Alliance for Higher Education and the Economy from 2005 to the present.

William C. Gale c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1952	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Senior Vice President and Chief Financial Officer (from 2003 to January 2015) of Cintas Corporation (a business services company).	39	None.

Susan J. Hickenlooper c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio Year of Birth: 1946	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 2009	Financial Analyst for Impact 100 (charitable organization) from November 2012 to 2013.	39	Trustee of Diocese of Southern Ohio from 2014 to present; and Trustee of Episcopal Retirement Homes Foundation from 1998 to 2011 (a charitable organization).

Kevin A. Robie c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1956	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Vice President of Portfolio Management at Soin International LLC (a private multinational holding company) from 2004 to the present.	39
Director of Buckeye EcoCare, Inc. (a lawn care company) from 2013 to the present; Trustee of Dayton Region New Market Fund, LLC (a private fund) from 2010 to the present; Trustee of the Entrepreneurs Center, Inc. (a small business incubator) from 2006 to the present; and Director of Interventional Imaging, Inc. (a medical device company) from 2004 to 2011.

Edward J. VonderBrink c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1944	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Consultant, VonderBrink Consulting LLC from 2000 to the present.	39
Director of Streamline Health Solutions, Inc. (healthcare IT) from 2006 to the present; Mercy Health from 2013 to the present; Mercy Health Foundation (healthcare nonprofit) from 2008 to the present; and Al Neyer Inc. (a construction company) from 2013 to the present.

(1) Ms. McGruder, as a director of the Advisor and the Distributor and an officer of affiliates of the Advisor and the Distributor, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.
(2) As of December 31, 2015, the Touchstone Fund Complex consists of 12 series of the Trust, 1 series of Touchstone Institutional Funds Trust, 2 series of Touchstone Investment Trust, 17 series of Touchstone Strategic Trust, 1 series of Touchstone Tax-Free Trust, and 6 variable annuity series of Touchstone Variable Series Trust.
(3) Each Trustee is also a Trustee of Touchstone Institutional Funds Trust, Touchstone Investment Trust, Touchstone Strategic Trust, Touchstone Tax-Free Trust, and Touchstone Variable Series Trust.

Principal Officers:

Name Address Year of Birth	Position Held with Trust(1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jill T. McGruder Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1955	President	Until resignation, removal or disqualification President since 2006	See biography above.

Steven M. Graziano Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1954	Vice President	Until resignation, removal or disqualification Vice President since 2009	President of Touchstone Advisors, Inc.

Timothy D. Paulin Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1963	Vice President	Until resignation, removal or disqualification Vice President since 2010	Senior Vice President of Investment Research and Product Management of Touchstone Advisors, Inc.; Director of Product Design of Klein Decisions, Inc. 2003 to 2010.

Timothy S. Stearns Touchstone Advisors Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1963	Chief Compliance Officer	Until resignation, removal or disqualification Chief Compliance Officer since 2013	Chief Compliance Officer of Touchstone Advisors, Inc.; Chief Compliance Officer of Envestnet Asset Management, Inc. (2009 to 2013).

Terrie A. Wiedenheft Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1962	Controller and Treasurer	Until resignation, removal or disqualification Controller and Treasurer since 2006	Senior Vice President, Chief Financial Officer, Chief Operations Officer, of IFS Financial Services, Inc. (a holding company).

Ellen Blanchard BNY Investment Servicing (US) Inc. 201 Washington Street, 34th Fl Boston, Massachusetts 02108 Year of Birth: 1973	Secretary	Until resignation, removal or disqualification Secretary since 2015	Director and Senior Counsel of BNY Mellon Investment Servicing (US) Inc.

(1) Each officer also holds the same office with Touchstone Institutional Funds Trust, Touchstone Investment Trust, Touchstone Strategic Trust, Touchstone Tax-Free Trust, and Touchstone Variable Series Trust.

Additional Information about the Trustees

The Board believes that each Trustee’s experience, qualifications, attributes, or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Trustees possess the requisite experience, qualifications, attributes, and skills to serve on the Board.  The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the Advisor, sub-advisors, other service providers, counsel and independent auditors; and to exercise effective business judgment in the performance of their duties, support this conclusion.  The Board has also considered the contributions that each Trustee can make to the Board and the Fund.

In addition, the following specific experience, qualifications, attributes and skills apply as to each Trustee: Ms. McGruder has experience as a chief executive officer of a financial services company and director of various other businesses, as well as executive and leadership roles within the Advisor; Mr. Cox has experience as a chief executive officer of a financial services company and as a director of companies from varied industries; Mr. Gale has experience as a chief financial officer, an internal auditor of various global companies, and has accounting experience as a manager at a major accounting firm; Ms. Hickenlooper has executive and board experience at various businesses, foundations and charitable organizations; Mr. Robie has portfolio management experience at a private multinational holding company; and Mr. VonderBrink has experience as a consultant and director of other corporations.  In its periodic self-assessment of its effectiveness, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility on any Trustee or on the Board by reason thereof.

Board Structure

The Board is composed of five Independent Trustees and one Interested Trustee, Jill T. McGruder, who is Chairperson of the Board.  The full Board has appointed Phillip R. Cox to serve as the Lead Independent Trustee.  Ms. McGruder oversees the day-to-day business affairs of the Trust and communicates with Mr. Cox regularly on various Trust issues, as appropriate.  Mr. Cox, among other things, chairs meetings of the Independent Trustees, serves as a spokesperson for the Independent Trustees and serves as a liaison between the Independent Trustees and the Trust’s management between Board meetings.  Except for any duties specified, the designation of Lead Independent Trustee does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.  The Independent Trustees are advised at these meetings, as well as at other times, by separate, independent legal counsel.

The Board holds four regular meetings each year to consider and address matters involving the Trust and its funds.  The Board also may hold special meetings to address matters arising between regular meetings.  The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel.  These meetings may take place in-person or by telephone.

The Board has established a committee structure that includes an Audit Committee and a Governance Committee (discussed in more detail below).  The Board conducts much of its work through these Committees.  Each Committee is comprised entirely of Independent Trustees, which ensures that the Fund has effective and independent governance and oversight.

The Board reviews its structure regularly and believes that its leadership structure, including having a super-majority of Independent Trustees, coupled with an Interested Chairperson and a Lead Independent Trustee, is appropriate and in the best interests of the Trust because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees and the full Board in a manner that enhances effective oversight.  The Board believes that having an Interested Chairperson is appropriate and in the best interests of the Trust given:  (1) the extensive oversight provided by the Trust’s Advisor over the affiliated and unaffiliated sub-advisors that conduct the day-to-day management of the Funds of the Trust, (2) the extent to which the work of the Board is conducted through the standing Committees, (3) the extent to which the Independent Trustees meet regularly, together with independent legal counsel, in the absence of the Interested Chairperson and (4) the Interested Chairperson’s additional roles as a director of the Advisor and the Distributor and senior executive of IFS Financial Services, Inc., the Advisor’s parent company, and of other affiliates of the Advisor, which enhance the Board’s understanding of the operations of the Advisor and the role of the Trust and the Advisor within Western & Southern Financial Group, Inc.  The Board also believes that the role of the Lead Independent Trustee within the leadership structure is integral to promoting independent oversight of the Funds’ operations and meaningful representation of the shareholders’ interests.  In addition, the Board believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from the Trust’s management.

Board Oversight of Risk

Consistent with its responsibilities for oversight of the Trust and the Fund, the Board, among other things, oversees risk management of the Fund’s investment program and business affairs directly and through the committee structure that it has established.  Risks to the Fund include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk, as well as the overall business risk relating to the Fund.  The Board has adopted, and periodically reviews, policies and procedures designed to address these risks.  Under the overall oversight of the Board, the Advisor, sub-advisors, and other key service providers to the Funds, including the administrator, the distributor, the transfer agent, the custodian, and the independent auditors, have also implemented a variety of processes, procedures and controls to address these risks.  Different processes, procedures and controls are employed with respect to different types of risks.  These processes include those that are embedded in the conduct of regular business by the Board and in the responsibilities of officers of the Trust and other service providers.

The Board requires senior officers of the Trust, including the Chief Compliance Officer (“CCO”), to report to the Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management.  The Board and the Audit Committee receive regular reports from the Trust’s independent auditors on internal control and financial reporting matters.  On at least a quarterly basis, the Board meets with the Trust’s CCO, including meetings in executive sessions, to discuss issues related to portfolio compliance and, on at least an annual basis, receives a report from the CCO regarding the effectiveness of the Trust’s compliance program.  In addition, the Board also receives reports from the Advisor on the investments and securities trading of the Funds, including their investment performance and asset weightings compared to appropriate benchmarks, as well as reports regarding the valuation of those investments.  The Board also receives reports from the Trust’s primary service providers on a periodic or regular basis, including the sub-advisors to the Fund.

Standing Committees of the Board

The Board is responsible for overseeing the operations of the Trust in accordance with the provisions of the 1940 Act and other applicable laws and the Trust’s Declaration of Trust.  The Board has established the following Committees to assist in its oversight functions.  Each Committee is composed entirely of Independent Trustees.

Audit Committee. All of the Independent Trustees are members of the Audit Committee.  The Audit Committee is responsible for overseeing the Trust’s accounting and financial reporting policies, practices and internal controls. Mr. Gale is the Chair of the Audit Committee.  During the fiscal year ended September 30, 2015, the Audit Committee held four meetings.

Governance Committee. All of the Independent Trustees are members of the Governance Committee.  The Governance Committee is responsible for overseeing the Trust’s compliance program and compliance issues, procedures for valuing securities and responding to any pricing issues.  Ms. Hickenlooper is the Chair of the Governance Committee. The Governance Committee held four meetings during the fiscal year ended September 30, 2015.

In addition, the Governance Committee is responsible for recommending candidates to serve on the Board.  The Governance Committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board.  Shareholders who wish to submit recommendations for nominations to the Board to fill the vacancy must submit their recommendations in writing to Ms. Susan J. Hickenlooper, Chair of the Governance Committee, c/o Touchstone Funds, 303 Broadway, Suite 1100, Cincinnati, Ohio 45202.  Shareholders should include appropriate information on the background and qualifications of any person recommended to the Governance Committee (e.g., a resume), as well as the candidate’s contact information and a written consent from the candidate to serve if nominated and elected.  Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration in the event of a future vacancy on the Board.

Trustee Ownership in the Touchstone Funds

The following table reflects the Trustees’ beneficial ownership in the Fund (i.e., dollar range of securities in the Fund) and the Touchstone Fund Complex as of December 31, 2015.

	Interested Trustee	Independent Trustees
Funds	Jill T. McGruder	Phillip R. Cox	William C. Gale	Susan J. Hickenlooper	Kevin A. Robie	Edward J. VonderBrink
Emerging Markets Small Cap Fund	$10,000-$50,000	None	None	None	None	None
Aggregate Dollar Range of Securities in the Touchstone Fund Complex(1)	Over $100,000	$1-$10,000	None	Over $100,000	None	None
(1) As of December 31, 2015, the Touchstone Fund Complex consisted of 12 series of the Trust, 1 series of Touchstone Institutional Funds Trust, 2 series of Touchstone Investment Trust, 17 series of Touchstone Strategic Trust, 1 series of Touchstone Tax-Free Trust, and 6 variable annuity series of Touchstone Variable Series Trust.

Trustee Compensation

The following table shows the compensation paid to the Trustees by the Trust and the aggregate compensation paid by the Touchstone Fund Complex during the fiscal year ended September 30, 2015.

Name	Compensation from the Trust	Aggregate Compensation from the Touchstone Fund Complex(1)
Interested Trustee
Jill T. McGruder	$0	$0
Independent Trustees(2)
Phillip R. Cox	$36,271	$131,500
William C. Gale	$33,511	$121,500
Susan J. Hickenlooper	$33,511	$121,500
Kevin A. Robie	$30,752	$111,500
Edward J. VonderBrink	$30,752	$111,500

(1)
As of September 30, 2015, the Touchstone Fund Complex consists of 12 series of the Trust, 1 series of Touchstone Institutional Funds Trust, 2 series of Touchstone Investment Trust, 18 series of Touchstone Strategic Trust, 1 series of Touchstone Tax-Free Trust, and 9 variable annuity series of Touchstone Variable Series Trust.

(2)
The Independent Trustees are eligible to participate in the Touchstone Trustee Deferred Compensation Plan, which allows them to defer payment of a specific amount of their Trustee compensation, subject to a minimum quarterly reduction of $1,000. There was no deferred compensation accrued by the Independent Trustees from the Touchstone Fund Complex during the fiscal year ended September 30, 2015.

The following table shows the Trustee quarterly compensation schedule beginning as of January 1, 2016:

	Quarterly Retainer	Governance Committee	Audit Committee	Board Meeting Fees
Compensation 1/1/14-12/31/15	$15,500 $13,500	$4,500 $4,500	$4,500 $4,500	$5,000 $5,000

Lead Independent Trustee Fees 1/1/14-12/31/15	$6,000 $5,000

Committee Chair Fees 1/1/14-12/31/15	$1,000 $1,000	$2,000 $1,500	$2,000 $1,500

Telephonic Meeting Attendance Fee = $1,500

All fees are typically divided equally among the Funds comprising the Touchstone Fund Complex.

THE ADVISOR

Touchstone Advisors, Inc. (the “Advisor” or “Touchstone Advisors”), is the Funds’ investment advisor under the terms of an advisory agreement (the “Advisory Agreement”) dated February 17, 2006.  Under the Advisory Agreement, the Advisor reviews, supervises, and administers the Funds’ investment program, subject to the oversight of, and policies established by, the Board of the Trust (the “Trustees”).  The Advisor determines the appropriate allocation of assets to the Fund’s sub-advisor(s).

The Advisory Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties, but shall not be protected against any loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties.

The continuance of the Advisory Agreement as to the Fund after the first two years must be specifically approved at least annually (i) by the vote of the Board or by a vote of the shareholders of the Fund, and, in either case, (ii) by the vote of a majority of the Board who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval.  The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or, with respect to the Fund, by a majority of the outstanding shares of the Fund, on not less than 30-day nor more than 60-day written notice to the Advisor, or by the Advisor on 90-day written notice to the Trust.

The Advisor is a wholly-owned subsidiary of IFS Financial Services, Inc., which is a wholly-owned subsidiary of Western-Southern Life Assurance Company. Western-Southern Life Assurance Company is a wholly-owned subsidiary of The Western and Southern Life Insurance Company, which is a wholly-owned subsidiary of Western & Southern Financial Group, Inc. Western & Southern Financial Group is a wholly-owned subsidiary of Western & Southern Mutual Holding Company (“Western & Southern”). Western & Southern is located at 400 Broadway, Cincinnati, Ohio 45202.  Ms. Jill T. McGruder may be deemed to be an affiliate of the Advisor because she is a Director of the Advisor and an officer of affiliates of the Advisor.  Ms. McGruder, by reason of these affiliations, may directly or indirectly receive benefits from the advisory fees paid to the Advisor.

Manager-of-Managers Structure

The SEC has granted an exemptive order that permits the Trust or the Advisor, under certain circumstances, to select or change unaffiliated sub-advisors, enter into new sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval (a “manager-of-managers structure”).  The Trust, on behalf of the Fund, seeks to achieve its investment goal by using a “manager-of-managers” structure.  Under a manager-of-managers structure, the Advisor acts as investment advisor, subject to direction from and oversight by the Board, to allocate and reallocate the Fund’s assets among sub-advisors, and to recommend that the Trustees hire, terminate or replace unaffiliated sub-advisors without shareholder approval.  By reducing the number of shareholder meetings that may have to be held to approve new or additional sub-advisors for the Fund, the Trust anticipates that there will be substantial potential cost savings, as well as the opportunity to achieve certain management efficiencies, with respect to any fund in which the manager-of-managers approach is chosen.  Shareholders of the Fund will be notified of a change in its sub-advisor.

Fees Paid to the Advisor

For its services, the Advisor is entitled to receive an investment advisory fee from the Fund at an annualized rate, based on the average daily net assets of the Fund, as set forth below. The Fund’s advisory fee is accrued daily and paid monthly, based on the Fund’s average net assets during the current month.

Fund	Investment Advisory Fee
Emerging Markets Small Cap Fund	1.05% on the first $200 million of assets; 1.00% on the next $200 million of assets; and 0.90% on assets over $400 million

 The Fund shall pay the expenses of its operation, including but not limited to (i) charges and expenses of outside pricing services, (ii) the charges and expenses of auditors; (iii) the charges and expenses of its custodian, transfer agent and administrative agent appointed by the Trust with respect to the Fund; (iv) brokers’ commissions, and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which a Fund is a party; (v) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and fees payable to federal, state or other governmental agencies; (vi) fees and expenses involved in registering and maintaining registrations of the Fund with the SEC, state or blue sky securities agencies and foreign countries; (vii) all expenses of meetings of Trustees and of shareholders of the Trust and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (viii) charges and expenses of legal counsel to the Trust and the Independent Trustees; (ix) compensation of the Independent Trustees of the Trust; (x) compliance fees and expenses; and (xi) interest on borrowed money, if any.  The compensation and expenses of any officer, Trustee or employee of the Trust who is an affiliated person of the Advisor is paid by the Advisor.

By its terms, the Fund's investment advisory agreement will remain in force for an initial period of two years and from year to year thereafter, subject to annual approval by (a) the Board or (b) a vote of the majority of the Fund’s outstanding voting securities; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval.  The Fund's investment advisory agreement may be terminated at any time, on sixty days’ written notice, without the payment of any penalty, by the Board, by a vote of a majority of the Fund’s outstanding voting securities, or by the Advisor.  The investment advisory agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.  Each class of shares of the Fund pays its respective pro rata portion of the advisory fee payable by the Fund.

Expense Limitation Agreement. Touchstone Advisors has contractually agreed to waive fees and reimburse expenses to the extent necessary to ensure a Fund’s expenses do not exceed the contractual limits set forth in the Fund's fee table.  Expenses that are not waived or reimbursed by the Advisor include dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transactions and investment related expenses; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; other extraordinary expenses not incurred in the ordinary course of business; amounts, if any, payable pursuant to a shareholder servicing plan; and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act (“Excluded Expenses”).  The Fund bears the costs of these Excluded Expenses.  The contractual limits set forth in the fee table have been adjusted to include the effect of Rule 12b-1 fees, shareholder servicing fees and other anticipated class specific expenses, if applicable.  Fee waivers or expense reimbursements are calculated and applied monthly, based on the Fund’s average net assets during the month.  The terms of Touchstone Advisors’ contractual waiver agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Fund’s Board, such amounts waived or reimbursed for a period of up to three years from the year in which Touchstone Advisors reduced its compensation or assumed expenses for the Fund.  No recoupment will occur unless the Fund’s expenses are below the lesser of the expense limitation amount in effect (a) at the time of the waiver, or (b) at the time of the reimbursement.

Advisory Fees and Fee Waivers or Reimbursements. For the fiscal years ended September 30, 2013, 2014 and 2015, the Trust paid advisory fees and received waivers or reimbursements as shown in the following table:

	Advisory Fees Paid			Fee Waivers or Reimbursements
Fund	2013	2014	2015	2013	2014	2015
Emerging Markets Small Cap Fund*	$5,076,301	$3,757,871	$3,349,536	$45,535	$104,673	$145,098

 *Formerly known as the Touchstone Emerging Markets Equity Fund prior to April 19, 2016.

THE SUB-ADVISOR AND PORTFOLIO MANAGERS

The Advisor has selected a sub-advisor (the “Sub-Advisor”) to manage all or a portion of the Fund’s assets, as determined by the Advisor.  The Sub-Advisor makes the investment decisions for the Fund assets allocated to them, and continuously review, supervise and administer a separate investment program, subject to the oversight of, and policies established by, the Board.

The Sub-Advisory Agreement provides that the Sub-Advisor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties, or from reckless disregard of its obligations or duties thereunder.

The Advisor pays sub-advisory fees to the Sub-Advisor from its advisory fee. The Sub-Advisor’s fee is accrued daily and paid monthly, based on the Fund’s average net assets allocated to the Sub-Advisor during the current month.

The compensation of any officer, director or employee of the Sub-Advisor who is rendering services to the Fund is paid by the Sub-Advisor. For the fiscal years ended 2013, 2014, and 2015, the Sub-Advisor received the following sub-advisory fees:

	2013	2014	2015
Emerging Markets Small Cap Fund*	$2,531,577	$1,928,936	$1,724,768

*Prior to April 19, 2016, the Fund was known as Touchstone Emerging Markets Equity Fund and was sub-advised by another sub-advisor.

A description of certain information with respect to the Sub-Advisor is below. In addition, the following charts list the Fund’s portfolio managers, the number of their other managed accounts per investment category, the total assets in each category of managed accounts and their beneficial ownership in their managed Fund(s) at the end of the September 30, 2015 fiscal year.  Listed below the charts is (i) a description of each portfolio manager's compensation structure as of September 30, 2015, and (ii) a description of any material conflicts that may arise in connection with each portfolio manager’s management of the Fund’s investments and the investments of the other accounts included in the chart and any material conflicts in allocation of investment opportunities between the Fund and other accounts managed by each portfolio manager as of September 30, 2015.  Also as of September 30, 2015, for some of the Sub-Advisors, certain portfolio managers managed accounts subject to both an advisory and a performance fee.

Emerging Markets Small Cap Fund

Sub-Advisor: Copper Rock Capital Partners LLC

Portfolio Manager/Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number of Other Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
Stephen Dexter
Registered Investment Companies	3	$611	0	0
Other Pooled Investment Vehicles	3	$1,278	0	0
Other Accounts	20	$2,208	3	$605
H. David Shea
Registered Investment Companies	3	$611	0	0
Other Pooled Investment Vehicles	3	$1,278	0	0
Other Accounts	20	$2,208	3	$605

The information in the table above is dated as of December 31, 2015.

Material Conflicts of Interest. The portfolio managers manage other accounts for other clients of Copper Rock. These client accounts may include registered investment companies, other types of pooled accounts, and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). The portfolio managers provide services for multiple clients simultaneously. A summary of certain portfolio conflicts of interest is provided below. Please note, however, that this summary is not intended to describe every possible conflict of interest that members of the portfolio management teams may face.

Copper Rock may receive differential compensation from different advisory clients and each advisory client may be more or less profitable to Copper Rock than other advisory clients (e.g., clients also may demand different levels of service or have larger, smaller, or multiple relationships with Copper Rock). The portfolio managers may also make personal investments in accounts they manage or support.

Portfolios within the same product type are managed substantially the same, all portfolios have substantially the same percentage ownership, other than client specific restrictions and rounding.

The portfolio managers may not be able to acquire enough of a certain security to fill all the orders across all client portfolios. Copper Rock has a written procedure that requires the available shares to be distributed on a pro-rata basis across the appropriate portfolios.

Compensation. Copper Rock is committed to retaining all members of its senior management team by offering a competitive salary, broad distribution of equity, and partnership bonuses.

•
Base Salary. Each investment professional is paid a fixed base salary, which varies among investment professional depending on the experience and responsibilities of the portfolio manager as well as the market forces at the time the portfolio manager is hired or upon any renewal period.

•
Bonus. Each investment professional is eligible to receive an annual bonus. Bonus amounts are principally tied to firm profitability and the individual’s contribution to the team. Greater emphasis is placed on investment performance and a smaller portion of the bonus is based on qualitative factors, which may include marketing and client service activities.

•	Equity Distribution. The majority of all investment professionals have a substantial equity stake in the firm.

Ownership of Shares of the Fund. The following table indicates for the Fund, the dollar range of shares beneficially owned by the portfolio managers as of April 19, 2016:

Portfolio Manager	Dollar Range of Beneficial Ownership
Stephen Dexter	None
H. David Shea	None

THE ADMINISTRATOR

The Advisor entered into an Administration Agreement with the Trust, whereby the Advisor is responsible for: supplying executive and regulatory compliance services; supervising the preparation of tax returns; coordinating the preparation of reports to shareholders and reports to, and filings with, the Securities and Exchange Commission and state securities authorities, as well as materials for meetings of the Board of Trustees; calculating the daily NAV per share; and maintaining the financial books and records of the Fund.

For its services through December 31, 2014, the Advisor’s annual administration fee was:

0.20% on the first $6 billion of the aggregate average daily net assets;
0.16% on the next $4 billion of aggregate average daily net assets; and
0.12% on the aggregate average daily net assets over $10 billion.

The fee was computed and allocated among the Touchstone Fund Complex (excluding Touchstone Institutional Money Market Fund,Touchstone Institutional Funds Trust, and Touchstone Variable Series Trust) on the basis of relative daily net assets.

Effective as of January 1, 2015, the Advisor’s annual administration fee is:

0.145% on the first $20 billion of the aggregate average daily net assets;

0.11% on the next $10 billion of aggregate average daily net assets;
0.09% on the next $10 billion of aggregate average daily net assets; and
0.07% on the aggregate average daily net assets over $40 billion.

The fee is computed and allocated among the Touchstone Fund Complex (excluding Touchstone Institutional Funds Trust) on the basis of relative daily net assets.

The Advisor has engaged BNY Mellon as the Sub-Administrator to the Trust. BNY Mellon provides administrative and accounting services to the Trust and is compensated directly by the Advisor, not the Trust.  (See “Transfer and Sub-Administrative Agent” in this SAI).

For the fiscal years ended September 30, 2013, 2014 and 2015, the Fund paid the following administration fees as shown below:

	Administration Fees Paid
Fund	2013	2014	2015
Emerging Markets Small Cap Fund*	$868,648	$588,070	$484,082
*Prior to April 19, 2016, the Touchstone Emerging Markets Equity Fund.

TOUCHSTONE SECURITIES (THE "DISTRIBUTOR")

Touchstone Securities, Inc. (“Touchstone Securities” or the “Distributor”) and the Trust are parties to a distribution agreement (“Distribution Agreement”) with respect to the Fund.  The Distributor’s principal place of business is 303 Broadway, Suite 1100, Cincinnati, Ohio 45202.  The Distributor is a registered broker-dealer, and an affiliate of the Advisor by reason of common ownership.  The Distributor is obligated to sell shares on a best efforts basis only against purchase orders for the shares.  Shares of the Fund are offered to the public on a continuous basis. The Distributor currently allows concessions to dealers who sell shares of the Fund.  The Distributor retains that portion of the sales charge that is not re-allowed to dealers who sell shares of the Fund.  The Distributor retains the entire sales charge on all direct initial investments in the Fund and on all investments in accounts with no designated dealer of record.

The table below sets forth the aggregate underwriting commissions on sales of the Funds, including the amounts the Distributor paid to broker-dealers, the amounts the Distributor earned as a broker-dealer in the selling network, and the amounts of underwriting commissions retained by the Distributor.

Fund	Aggregate Underwriting Commissions on Sales	Amount Distributed to Unaffiliated Broker-Dealers in Selling Network	Amount earned as a Broker-Dealer in Selling Network	Amount Retained in Underwriting Commissions
Emerging Markets Small Cap Fund*
2015	$2,820	$1,715	$728	$378
2014	$12,203	$8,811	$1,918	$1,474
2013	$13,447	$9,971	$1,571	$1,905

The Distributor retains the contingent deferred sales charge on redemptions of Class C shares of the Fund. For the three most recent fiscal years ended September 30, 2015, 2014 and 2013, the Distributor retained the following contingent deferred sales charges:

	Amount Retained CDSC on Class C Shares
Fund	2015	2014	2013
Emerging Markets Small Cap Fund*	$756	$101	$194

*Prior to April 19, 2016, the Touchstone Emerging Markets Equity Fund.

Ms. McGruder may be deemed to be an affiliate of the Distributor because she is a Director of the Distributor and an officer of affiliates of the Distributor.  Ms. McGruder, by reason of such affiliation, may directly or indirectly be deemed to receive benefits from the underwriting fees paid to the Distributor.

The Distribution Agreement shall remain in effect for a period of two years after the effective date of the agreement and is renewable annually thereafter.  The Distribution Agreement may be terminated as to any Fund at any time by (i) the Trust, (a) by the vote of a majority of the Trustees of the Trust who are not “interested persons” of the Trust or the Distributor, (b) by vote of the Board of the Trust, or (c) by the “vote of majority of the outstanding voting securities” of the Fund, or (ii) by the Distributor, in any case without payment of any penalty on not more than 60 days’ nor less than 30 days’ written notice to the other party. The Distribution Agreement shall also automatically terminate in the event of its assignment.

Touchstone Securities may pay from its own resources cash bonuses or other incentives to selected dealers in connection with the sale of shares of the Fund.  On some occasions, such bonuses or incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of the Fund or other funds in the Touchstone Funds during a specific period of time.  Such bonuses or incentives may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns and other dealer-sponsored programs or events.  The Advisor, at its expense, may also provide additional compensation to certain affiliated and unaffiliated dealers, financial intermediaries or service providers for distribution, administrative or shareholder servicing activities.  The Advisor may also reimburse the Distributor for making these payments.

Touchstone Securities, at its expense, may provide additional compensation to financial intermediaries which sell or arrange for the sale of shares of the Touchstone Funds.  Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as the Financial Industry Regulatory Authority (“FINRA”).

The Distributor makes payments for entertainment events it deems appropriate, subject to its guidelines and applicable law.  These payments may vary depending upon the nature of the event or the relationship.  As of December 31, 2015, the Distributor anticipates that the following broker-dealers or their affiliates will receive additional payments as described in the Fund’s prospectus and SAI:

Name of Broker-Dealer
American Enterprise Investment Services Inc.
Fifth Third Securities Inc.
First Clearing LLC / Wells Fargo Advisors LLC
First Command Financial Planning, Inc.
Janney Montgomery Scott LLC
LPL Financial Services
Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan Stanley Wealth Management
Pershing LLC
Raymond James & Associates, Inc.
RBC Capital Markets Corporation
UBS Financial Services, Inc.
Vanguard Brokerage Services

Touchstone Securities is motivated to make payments to the broker-dealers described above because they promote the sale of Fund shares and the retention of those investments by clients of financial advisors.  To the extent financial advisors sell more shares of the Fund or retain shares of the Fund in their clients’ accounts, the Advisor benefits from the incremental management and other fees paid to the Advisor by the Fund with respect to those assets.

Your financial intermediary may charge you additional fees or commissions other than those disclosed in this SAI.  You can ask your financial intermediary about any payments it receives from Touchstone Securities or the Fund, as well as about fees or commissions it charges.  You should consult disclosures made by your financial intermediary at the time of purchase.

The Funds may compensate dealers, including the Distributor and its affiliates, based on the average balance of all accounts in the Funds for which the dealer is designated as the party responsible for the account.

DISTRIBUTION PLANS AND SHAREHOLDER SERVICE ARRANGEMENTS

The Fund has adopted a distribution or shareholder servicing plan for certain classes of shares which permits the Fund to pay for expenses incurred in the distribution and promotion of its shares pursuant to Rule 12b-1 under the 1940 Act and account maintenance and other shareholder services in connection with maintaining such account.  Touchstone Securities may provide those services itself or enter into arrangements under which third parties provide such services and are compensated by the Distributor.

Class A Shares.  With respect to its Class A shares, the Fund has adopted a plan of distribution and shareholder service (the “Class A Plan”) under which the Distributor is paid up to, but not exceeding, twenty-five basis points (0.25%) for distribution payments.  Of the total compensation authorized, the Fund may pay for shareholder services in an amount up to 0.25%.

Class C Shares.  With respect to its Class C shares, the Fund has adopted a plan of distribution and shareholder service (the “Class C Plan” and, together with the Class A Plan, the “Plans”) under which the Distributor is paid up to, but not exceeding one hundred basis points (1.00%) in the aggregate, with twenty-five basis points (0.25%) for shareholder service fees and seventy-five basis points (0.75%) for distribution payments.

General Information.  In connection with the distribution of shares, the Distributor may use the payments for: (i) compensation for its services in distribution assistance; or (ii) payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, mutual fund supermarkets and the Distributor’s affiliates and subsidiaries as compensation for services or reimbursement of expenses incurred in connection with distribution assistance.

In addition, the Distributor may use payments to provide or enter into written agreements with service providers who will provide shareholder services, including: (i) maintaining accounts relating to shareholders that invest in shares; (ii) arranging for bank wires; (iii) responding to client inquiries relating to the services performed by the Distributor or service providers; (iv) responding to inquiries from shareholders concerning their investment in shares; (v) assisting shareholders in changing dividend options, account designations and addresses; (vi) providing information periodically to shareholders showing their position in shares; (vii) forwarding shareholder communications from the Fund such as proxies, shareholder reports, annual reports, dividend distribution and tax notices to shareholders; (viii) processing purchase, exchange and redemption requests from shareholders and placing orders with the Funds or the service providers; (ix) processing dividend payments from the Fund on behalf of shareholders; and (x) providing such other similar services as the Fund may reasonably request.

Agreements implementing the Plans (the “Implementation Agreements”), including agreements with dealers wherein such dealers agree for a fee to act as agents for the sale of the Funds’ shares, are in writing and have been approved by the Board.  All payments made pursuant to the Plans are made in accordance with written Implementation Agreements.  Some financial intermediaries charge fees in excess of the amounts available under the Plans, in which case the Advisor pays the additional fees.

The continuance of the Plans and the Implementation Agreements must be specifically approved at least annually by a vote of the Trust’s Board and by a vote of the Independent Trustees who have no direct or indirect financial interest in the Plans or any Implementation Agreement at a meeting called for the purpose of voting on such continuance.  A Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of the Fund or the applicable class of the Fund.  In the event a Plan is terminated in accordance with its terms, the Fund (or the affected class) will not be required to make any payments for expenses incurred by the Distributor after the termination date.  Each Implementation Agreement terminates automatically in the event of its assignment and may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of the Fund (or the applicable class) on not more than 60 days’ written notice to any other party to the Implementation Agreement.  The Plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval.  All material amendments to the Plans must be approved by a vote of the Trust’s Board and by a vote of the Independent Trustees.

In approving the Plans, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plans will benefit the Fund and their shareholders.  The Board believes that expenditure of the Funds’ assets for distribution expenses under the Plans should assist in the growth of the Fund, which will benefit the Fund and its shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies.  The Plans will be renewed only if the Trustees make a similar determination for each subsequent year of the Plans.  There can be no assurance that the benefits anticipated from the expenditure of the Fund’s assets for distribution will be realized.  While the Plans are in effect, all amounts spent by the Fund pursuant to the Plans and the purposes for which such expenditures were made must be reported quarterly to the Board for its review.  Distribution expenses attributable to the sale of more than one class of shares of the Fund will be allocated at least annually to each class of shares based upon the ratio in which the sales of each class of shares bears to the sales of all the shares of the Fund.  In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

Jill T. McGruder, as an interested person of the Trust, may be deemed to have a financial interest in the operation of the Plans and the Implementation Agreements.

The Fund paid the following in Distribution and Shareholder Servicing fees for the fiscal year ended September 30, 2015:

	12b-1 Plan Expenses
Fund	Printing and Mailing	Distribution Services	Compensation to Broker Dealers	Compensation to Sales Personnel	Service Providers	Total
Emerging Markets Small Cap Fund*
Class A	$11	$8,992	$1,766	$139	$0	$10,907
Class C	$6	$18,059	$3,774	$28	$0	$21,867
 *Prior to April 19, 2016, the Touchstone Emerging Markets Equity Fund.
BROKERAGE TRANSACTIONS

Decisions to buy and sell securities for the Fund and the placing of the Fund’s securities transactions and negotiation of commission rates where applicable are made by the sub-advisors and are subject to oversight by the Advisor and the Board.  In the purchase and sale of portfolio securities, the sub-advisor’s primary objective will be to obtain the most favorable price and execution for the Fund, taking into account such factors as the overall direct net economic result to the Fund (including commissions, which may not be the lowest available but ordinarily should not be higher than the generally prevailing competitive range), the financial strength and stability of the broker, the efficiency with which the transaction will be effected, the ability to effect the transaction at all where a large block is involved and the availability of the broker or dealer to stand ready to execute possibly difficult transactions in the future.

Each sub-advisor is specifically authorized, subject to certain limitations, to pay a trading commission to a broker who provides research services that is higher than the amount of trading commission another broker would have charged for the same transaction. This excess commission recognizes the additional research services rendered by the broker, but only if the sub-advisor determines in good faith that the excess commission is reasonable in relation to the value of the research services provided and that the Fund derives or will derive a reasonably significant benefit from such research services.

Research services include securities and economic analyses, reports on issuers’ financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Fund and statistical services and information with respect to the availability of securities or purchasers or sellers of securities.  Although this information is useful to the Fund and the sub-advisors, it is not possible to place a dollar value on it.  Research services furnished by brokers through whom the Fund effects securities transactions may be used by the sub-advisor in servicing all of its accounts and not all such services may be used by the sub-advisor in connection with the Fund.

The Fund has no obligation to deal with any broker or dealer in the execution of securities transactions.  However, the Fund may execute securities transactions on a national securities exchange or in the over-the-counter market conducted on an agency basis.  The Fund will not execute any brokerage transactions in its portfolio securities with an affiliated broker if such transactions would be unfair or unreasonable to its shareholders.  Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers.  Although the Fund does not anticipate any ongoing arrangements with other brokerage firms, brokerage business may be transacted with other firms.  Affiliated broker-dealers of the Trust will not receive reciprocal brokerage business as a result of the brokerage business transacted by the Fund with other brokers.  The Fund may direct transactions to certain brokers in order to reduce brokerage commissions through commission recapture programs offered by Frank Russell Securities, Inc. and Convergex Execution Solutions LLC.

In certain instances, there may be securities that are suitable for the Fund as well as for one or more of the sub-advisor’s other clients. The sub-advisor makes investment decisions for the Fund and for its other clients to achieve their respective investment objectives. The sub-advisor may buy or sell a particular security for one client even though it is buying, selling, or holding the same security for another client. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the sub-advisor will allocate the securities among clients in a fair and equitable manner. This system may detrimentally affect the price of a security purchased, sold, or held by the Fund, but this detrimental effect may be offset by the Fund’s ability to participate in volume transactions, which could lead to better executions for the Fund.

For the fiscal years ended September 30, 2015, 2014 and 2013, the Fund paid the following in aggregate brokerage commissions on portfolio transactions:

	Aggregate Brokerage Commissions
Fund	2015	2014	2013
Emerging Markets Small Cap Fund*	$300,847	$404,828	$540,847
*Prior to April 19, 2016, the Touchstone Emerging Markets Equity Fund.

During the fiscal year ended September 30, 2015, there were no brokerage transactions and related commissions for the Fund directed to brokers in return for research services.

PROXY VOTING

The Fund has adopted the Sub-Advisor’s policies and procedures for voting proxies relating to portfolio securities held by the Fund, including procedures used when a vote presents a conflict between the interests of the Fund’s shareholders and those of the Sub-Advisor or its affiliates. A copy or summary of each sub-advisor’s proxy voting policies is included in Appendix B. Information about how the Fund voted proxies relating to its portfolio securities during the most recent year ending June 30 is available by August 31st of that year without charge, upon request by calling 1.800.543.0407 and on the SEC’s website at Sec.gov. The Fund’s N-PX will also be available on the SEC’s website at Sec.gov and on the Touchstone website at TouchstoneInvestments.com.

CODE OF ETHICS

The Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act.  In addition, the Advisor, the Sub-Advisor and Distributor have adopted Codes of Ethics pursuant to Rule 17j-1.  These Codes of Ethics apply to the personal investing activities of Trustees, officers, and certain employees (“access persons”).  Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons.  Under each Code of Ethics, access persons are permitted to invest in securities (including securities that may be purchased or held by a Fund), but are required to report their personal securities transactions for monitoring purposes.  In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements.  Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

PORTFOLIO TURNOVER

The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year.  High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund.  High turnover may result in the Fund recognizing greater amounts of income and capital gains, which would increase the amount of taxes payable by shareholders and increase the amount of commissions paid by the Fund.  A 100% turnover rate would occur if all of the Fund’s portfolio securities were replaced once within a one-year period.  The rate of portfolio turnover will depend upon market and other conditions, and will not be a limiting factor when the Sub-Advisor believes that portfolio changes are appropriate.  The Fund may engage in active trading to achieve its investment goals and, as a result, may have substantial portfolio turnover.

During the two most recent fiscal years ended September 30, the portfolio turnover rate for the Fund was as follows:

	Portfolio Turnover Rate
Fund	2014	2015
Emerging Markets Small Cap Fund*	38%	28%
*Prior to April 19, 2016, the Touchstone Emerging Markets Equity Fund.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Touchstone Funds have adopted policies and procedures for disclosing the Fund's portfolio holdings to any person requesting this information.  These policies and procedures are monitored by the Board through periodic reporting by the Fund's Chief Compliance Officer.  No compensation will be received by the Fund, the Advisor, the Sub-Advisor, or any other party in connection with the disclosure of information about portfolio securities.

The procedures prohibit the disclosure of portfolio holdings except under the following conditions:

1)             A request made by a sub-advisor for the Fund (or that portion of the Fund) that it manages.

2)             A request by executive officers of the Advisor for routine oversight and management purposes.

3)             For use in preparing and distributing routine shareholder reports, including disclosure to the Fund's independent registered public accounting firm, typesetter and printer.  Routine shareholder reports are filed as of the end of each fiscal quarter with the SEC within 60 days after the quarter end and routine shareholder reports are distributed to shareholders within 60 days after the applicable six-month semi-annual period.  The Fund provides its full holdings to its independent registered public accounting firm annually, as of the end of its fiscal year, within one to ten business days after fiscal year end.  The Fund provides its full holdings to their typesetter at least 50 days after the end of the calendar quarter.  The Fund provides its full holdings to their printer at least 50 days after the applicable six-month semi-annual period.

4)             A request by service providers to fulfill their contractual duties relating to the Fund, subject to approval by the Chief Compliance Officer.

5)             A request by a newly hired sub-advisor or sub-advisor candidate prior to the commencement of its duties to facilitate its transition as a new sub-advisor, subject to the conditions set forth in Item 8.

6)             A request by a potential merger candidate for the purpose of conducting due diligence, subject to the conditions set forth in Item 8.

7)             A request by a rating or ranking agency, subject to the conditions set forth in Item 8.

Other portfolio holdings disclosure policies of the Fund include:

•	The Fund provides its top ten holdings on their publicly available website and to market data agencies monthly, as of the end of a calendar month, at least seven business days after month end.

•
The Fund provides its full holdings on their publicly available website, and to market data agencies, their typesetter and printer, quarterly, as of the end of a calendar quarter, at least fifteen days after quarter end.

You may access the public website at TouchstoneInvestments.com.

8)          The Chief Compliance Officer may authorize disclosing non-public portfolio holdings to third parties more frequently or at different periods than as described above prior to when such information is made public, provided that certain conditions are met.  The third-party must (i) specifically request in writing the more current non-public portfolio holdings, providing a reasonable basis for the request; (ii) execute an agreement to keep such information confidential, to only use the information for the authorized purpose, and not to use the information for their personal benefit; (iii) agree not to trade on such information, either directly or indirectly; and (iv) unless specifically approved by the Chief Compliance Officer in writing, the non-public portfolio holdings are subject to a ten day time delay before dissemination.  Any non-public portfolio holdings that are disclosed will not include any material information about a Fund’s trading strategies or pending portfolio transactions.

As of December 31, 2015, one or more Touchstone Funds may currently disclose portfolio holdings information based on ongoing arrangements to the following parties:

Bloomberg LP
Morningstar, Inc.

Employees of the Advisor and the Sub-Advisor that are access persons under the Fund’s Code of Ethics have access to Fund holdings on a regular basis, but are subject to confidentiality requirements and trading prohibitions in the Code of Ethics.  In addition, custodians of the Fund's assets and the Fund's accounting services agent, each of whose agreements contains a confidentiality provision (which includes a duty not to trade on non-public information), have access to the current Fund holdings on a daily basis.

The Chief Compliance Officer is authorized to determine whether disclosure of the Fund’s portfolio securities is for a legitimate business purpose and is in the best interests of the Fund and its shareholders.  Any conflict between the interests of shareholders and the interests of the Advisor,Touchstone Securities, or any affiliates, will be reported to the Board, which will make a determination that is in the best interests of shareholders.

DETERMINATION OF NET ASSET VALUE

The securities of the Fund are valued under the direction of the Advisor and under the general oversight of the Trustees.  The Advisor or its delegates may use independent pricing services to obtain valuations of securities.  The pricing services rely primarily on prices of actual market transactions as well as on trade quotations obtained from third parties.  Prices are generally determined using readily available market prices.  If market prices are unavailable or believed to be unreliable, the Sub-Administrator will initiate a process by which the Trust’s Fair Value Committee will make a good faith determination as to the “fair value” of the security using procedures approved by the Trustees.  The pricing services may use a matrix system to determine valuations of fixed income securities when market prices are not readily available.  This system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations.  The procedures used by any such pricing service and its valuation results are reviewed by the officers of the Trust under the general oversight of the Trustees.

Some Touchstone Funds may hold portfolio securities that are listed on foreign exchanges.  Under certain circumstances these investments may be valued under the Fund’s fair value policies and procedures, such as when U.S. exchanges are open but a foreign exchange is closed.

DESCRIPTION OF SHARES

The Trust’s Declaration of Trust authorizes the issuance of an unlimited number of Funds and shares of each Fund.  Each share of a Fund represents an equal proportionate interest in that Fund with each other share.  Upon liquidation, shares are entitled to a pro rata share in the net assets of the Fund, after taking into account additional distribution and shareholder servicing expenses attributable to the Class.  Shareholders have no preemptive rights.  The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares or separate classes of funds.  All consideration received by the Trust for shares of any portfolio or separate class and all assets in which such consideration is invested would belong to that portfolio or separate class and would be subject to the liabilities related thereto.  Share certificates representing shares will not be issued.

The Trust is an entity of the type commonly known as a Delaware statutory trust.  The Trust’s Declaration of Trust states that neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust shall have any power to bind personally any shareholder, nor, except as specifically provided therein, to call upon any shareholder for the payment of any sum of money or assessment whatsoever other than such as the shareholder may at any time personally agree to pay.

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisors, shall not be liable for any neglect or wrongdoing of any such person.  The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust.  However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote.  Shares issued by the Fund have no preemptive, conversion, or subscription rights.  Voting rights are not cumulative.  The Fund, as a separate series of the Trust, votes separately on matters affecting only the Fund.  Shareholders of each Class of the Fund will vote separately on matters pertaining solely to that Class.  As a Delaware statutory trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust.  In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Derivative Claims of Shareholders.

The Trust’s Amended and Restated By-Laws (the “By-Laws”) contain provisions regarding derivative claims of shareholders. Under these provisions, a shareholder must make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such an action is not likely to succeed. For purposes of the foregoing sentence, a demand on the Trustees shall only be deemed not likely to succeed and therefore excused if a majority of the Board, or a majority of any committee of the Board established to consider the merits of such action, has a personal financial interest in the transaction at issue, and a

Trustee shall not be deemed interested in a transaction or otherwise disqualified from ruling on the merits of a shareholder demand by virtue of the fact that such Trustee receives remuneration for his service on the Board or on the boards of one or more Trusts that are under common management with or otherwise affiliated with the Trust.

Unless a demand is not required under the foregoing paragraph, (a) shareholders eligible to bring such derivative action under the Delaware Statutory Trust Act who hold at least 10% of the outstanding shares of the Trust, or 10% of the outstanding shares of the Fund or class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisors in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisors in the event that the Trustees determine not to bring such action.

Forum for Adjudication of Disputes.

The By-Laws provide that, unless the Trust consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Trust, (ii) any action asserting a claim of breach of a fiduciary duty owed by any Trustee, officer, or other employee of the Trust to the Trust or the Trust’s shareholders, (iii) any action asserting a claim arising pursuant to any provision of the Delaware Statutory Trust Act, the Declaration of Trust or the By-Laws, (iv) any action to interpret, apply, enforce or determine the validity of the Declaration of Trust or the By-Laws, or (v) any action asserting a claim governed by the internal affairs doctrine shall be the U.S. District Court for the District of Delaware or the Court of Chancery of the State of Delaware, or, if the Court of Chancery of the State of Delaware does not have jurisdiction, the Superior Court of the State of Delaware (each, a “Covered Action”). The By-Laws further provide that if any Covered Action is filed in a court other than the U.S. District Court for the District of Delaware, the Court of Chancery of the State of Delaware or the Superior Court of the State of Delaware (a “Foreign Action”) in the name of any shareholder, such shareholder shall be deemed to have consented to (i) the personal jurisdiction of the U.S. District Court for the District of Delaware or the Superior Court of the State of Delaware in connection with any action brought in any such courts to enforce the preceding sentence (an “Enforcement Action”) and (ii) having service of process made upon such shareholder in any such Enforcement Action by service upon such shareholder’s counsel in the Foreign Action as agent for such shareholder.

The By-Laws provide that any person purchasing or otherwise acquiring or holding any interest in shares of beneficial interest of the Trust shall be (i) deemed to have notice of and consented to the provisions of the foregoing paragraph and (ii) deemed to have waived any argument relating to the inconvenience of the forums referenced above in connection with any action or proceeding described in the foregoing paragraph.

This forum selection provision may limit a shareholder’s ability to bring a claim in a judicial forum that it finds favorable for disputes with Trustees, officers or other agents of the Trust and its service providers, which may discourage such lawsuits with respect to such claims. If a court were to find the forum selection provision contained in the By-Laws to be inapplicable or unenforceable in an action, the Trust may incur additional costs associated with resolving such action in other jurisdictions.

CHOOSING A CLASS OF SHARES

The Fund offers Class A, Class C, Class Y and Institutional Class shares.

The Fund participates in fund “supermarket” arrangements.  In such an arrangement, a program is made available by a broker or other institution (a sponsor) that allows investors to purchase and redeem shares of the Fund through the sponsor of the fund supermarket.

In connection with these supermarket arrangements, the Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders.  In turn, the brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf.  As such, the Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, accepts the order.  The customer order will be priced at the Fund’s NAV next computed after acceptance by an authorized broker or the broker’s authorized designee.  In addition, a broker may charge transaction fees on the purchase or sale of Fund shares.  Also in connection with fund supermarket arrangements, the performance of a participating Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available and compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.  The Fund's annual report contains additional performance information and will be made available to investors upon request and without charge.

The Touchstone Funds are intended for sale to residents of the U.S. and, with very limited exceptions, are not registered or otherwise offered for sale in other jurisdictions. The above restrictions are generally not applicable to sales in U.S. territories or to diplomatic staff members or members of the U.S. military with an APO or FPO address outside of the U.S. Investors are responsible for compliance with tax, securities, currency exchange or other regulations applicable to redemption and purchase transactions in any state or jurisdiction to which they may be subject. Investors should consult with their financial intermediary and appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

The shares of the Fund may not be directly or indirectly offered or distributed in any country outside of the U.S. If an investor becomes a resident of another jurisdiction after purchasing shares of the Touchstone Funds, the investor will not be able to purchase any additional shares of the Funds (other than reinvestment of dividends and capital gains) or exchange shares of the Touchstone Funds for other U.S. registered Touchstone Funds.

Class A Shares.  For initial purchases of Class A shares of $1 million or more and subsequent purchases further increasing the size of an individual shareholder account, participating dealers may receive compensation of up to 1.00% (a “Finder's Fee”) of such purchases from Touchstone Securities according to the following schedule:

Amount of Investment	Finder's Fee
$1 million but less than $3 million	1.00%
$3 million but less than $5 million	0.75%
$5 million but less than $25 million	0.50%
$25 million or more	0.25%

The Distributor does not have an annual reset for Finder’s Fees.  In determining a dealer’s eligibility for a Finder’s Fee, purchases of Class A shares of an individual shareholder account in a Touchstone Fund may be aggregated with concurrent purchases of Class A shares of other Touchstone Funds for that individual shareholder. If a Finder’s Fee was paid to a participating dealer that dealer is not eligible to receive 12b-1 fees on the shares that were used to generate the Finder’s Fee until they have aged for a period of one year.  Additionally,  if a Finder’s Fee was paid and the Class A shares are redeemed within a year of their purchase, a contingent deferred sales charge (“CDSC”) of up to 1.00% will be charged on the redemption. Dealers should contact the Distributor for more information on the calculation of the dealer’s commission in the case of combined purchases.

A dealer is eligible for a Finder's Fee only if the dealer has not previously received a Finder's Fee on the assets used to meet the required investment amount. Similarly, an exchange from any other Touchstone Fund will not qualify for a Finder's Fee unless the dealer did not receive any compensation on those assets at the time of the initial investment. In all cases Touchstone Securities reserves the right to deny payment of a Finder's Fee if it reasonably believes such a fee has already been paid on those assets.

Share Class Conversions. Class A and Class C shareholders who are eligible to invest in Class Y shares or Institutional Class shares are eligible to exchange their Class A shares and/or Class C shares for Class Y shares or Institutional Class shares of the same Fund, if offered in their state and such an exchange can be accommodated by their financial institution. Class Y shares may be available through financial institutions that have appropriate selling agreements with Touchstone Securities, or through “processing organizations” (e.g., mutual fund supermarkets) that purchase shares for their customers.  No front-end sales charges will apply to any such exchange, however, if the Class C share assets have been held less than 12 months and a 1% commission was paid to the broker at the time of purchase. A CDSC of 1% will be assessed on the exchange transaction, which may be processed as a liquidation and a purchase. Class Y shareholders that meet the required minimum for Institutional Class shares may exchange their Class Y shares for Institutional Class shares within the same Fund if offered in their state and if such an exchange can be accommodated by their financial institution.

For federal income tax purposes, exchanges of one share class for a different share class of the same fund (even if processed as a liquidation and a purchase) should not result in the realization by the investor of a capital gain or loss.  There can be no assurance of any particular tax treatment, however, and you are urged and advised to consult with your own tax advisor before entering into a share class exchange.

Financial intermediaries may convert shares in a customer or client’s account to a more expensive share class if prior to the conversion the intermediary determines that the higher priced share class is more suitable to the customer’s interests and the intermediary discloses any additional compensation to the customer, including revenue sharing arrangements with the Advisor or Distributor.

If a financial institution, processing organization or intermediary (a “converting entity”) is initiating a share class conversion(s) for Touchstone Funds on a platform, then the converting entity should contact Touchstone Securities at least 60 days in advance and obtain Touchstone Securities’ approval of the share class conversion.

Additional Information on the CDSC. The CDSC is waived under the following circumstances:

•
Any partial or complete redemption following death or disability (as defined in the Code) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named.  Touchstone Securities may require documentation prior to waiver of the charge, including death certificates, physicians’ certificates, etc.

•
Redemptions from a systematic withdrawal plan.  If the systematic withdrawal plan is based on a fixed dollar amount or number of shares, systematic withdrawal redemptions are limited to no more than 10% of your account value or number of shares per year, as of the date the transfer agent receives your request.  If the systematic withdrawal plan is based on a fixed percentage of your account value, each redemption is limited to an amount that would not exceed 10% of your annual account value at the time of withdrawal.

•
Redemptions from retirement plans qualified under Section 401 of the Code.  The CDSC will be waived for benefit payments made by Touchstone directly to plan participants.  Benefit payments will include, but are not limited to, payments resulting from death, disability, retirement, separation from service, required minimum distributions (as described under Section 401(a)(9) of the Code), in-service distributions, hardships, loans and qualified domestic relations orders.  The CDSC waiver will not apply in the event of termination of the plan or transfer of the plan to another financial institution.

•	Redemptions that are mandatory withdrawals from a traditional IRA account after age 70½.

General.  All sales charges imposed on redemptions are paid to the Distributor.  In determining whether the CDSC is payable, it is assumed that shares not subject to the CDSC are the first redeemed followed by other shares held for the longest period of time.  The CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.

CDSC for Certain Redemptions of Class A Shares.  A CDSC is imposed upon certain redemptions of Class A shares of the Fund (or shares into which such Class A shares were exchanged) purchased at NAV in amounts totaling $1 million or more, if the dealer’s commission described above was paid by the Distributor and the shares are redeemed within one year from the date of purchase.  The CDSC will be paid to the Distributor and will be equal to the commission percentage paid at the time of purchase as applied to the lesser of (1) the NAV at the time of purchase of the Class A shares being redeemed, or (2) the NAV of such Class A shares at the time of redemption.  If a purchase of Class A shares is subject to the CDSC, you will be notified on the confirmation you receive for your purchase.  Redemptions of such Class A shares of the Fund held for at least one year will not be subject to the CDSC.

Examples.  The following example will illustrate the operation of the CDSC.  Assume that you open an account and purchase 1,000 shares at $10 per share and that six months later the NAV per share is $12 and, during such time, you have acquired then 50 additional shares through reinvestment of distributions.  If, at such time you should redeem 450 shares (totaling proceeds of $5,400), 50 shares will not be subject to the charge because of dividend reinvestment.  With respect to the remaining 400 shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share.  Therefore, $4,000 of the $5,400 redemption proceeds will pay the charge.  At the rate of 1.00%, the CDSC would be $40 for redemptions of Class C shares.  In determining whether an amount is available for redemption without incurring a deferred sales charge, the purchase payments made for all shares in your account are aggregated.

OTHER PURCHASE AND REDEMPTION INFORMATION

Waiver of Minimum Investment Requirements.  The minimum and subsequent investment requirements for purchases in the Fund may not apply to:

1.
Any director, officer or other employee (and their immediate family members, as defined below) of Western & Southern Financial Group, Inc. or any of its affiliates or any portfolio advisor or service provider to the Trust.

2.	Any employee benefit plan that is provided administrative services by a third-party administrator that has entered into a special service arrangement with Touchstone Securities.

The minimum investment waivers are not available for Institutional Class shares of the Fund.

Waiver of Class A Sales Charges.  In addition to the categories of purchasers described in the prospectus for whom the sales charge on purchases of Class A shares of the Fund may be waived, Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):

1.	Purchases into the Fund by any director, officer, employee (and their immediate family members, as defined below), or current separate account client of or referral by a sub-advisor to that the Fund;

2.	Purchases by any director, officer or other employee (and their immediate family members*, as defined below) of Western & Southern Financial Group or any of its affiliates; and

3.	Purchases by any employees of BNY Mellon Investment Servicing (US), Inc. who provide services for the Touchstone Funds, Touchstone Advisors, or Touchstone Securities.

Exemptions must be qualified in advance by the Distributor.  At the option of the Trust, the front-end sales charge may be included on purchases by such persons in the future.

*Immediate family members are defined as the parents, mother-in-law or father-in-law, spouse, brother-in-law or sister-in-law, son-in-law or daughter-in-law, and children, of a registered representative or employee and any other individual to whom the registered representative or employee provides material support.  The term “employee” is deemed to include current and retired employees.

Waiver of Class A Sales Charge for Clients of Financial Intermediaries.  Touchstone Securities has agreed to waive the Class A sales charge for clients of financial intermediaries that have entered into an agreement with Touchstone Securities to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to their customers.

Waiver of Class A Sales Charge for former Constellation Shareholders.  Shareholders who owned shares of the Trust as of November 17, 2006 who are purchasing additional shares for their accounts or opening new accounts in any Touchstone Fund are not subject to the front-end sales charge for purchases of Class A shares.  If you are purchasing shares through a financial intermediary, you must notify the intermediary at the time of purchase that a purchase qualifies for a sales load waiver and you may be required to provide copies of account statements verifying your qualification.

Waiver of Class A Sales Charge for former Navellier Shareholders.  Shareholders who owned shares of the Navellier International Growth Portfolio as of September 26, 2008 who are purchasing additional shares for their accounts or opening new accounts in any Touchstone Fund are not subject to the front-end sales charge for purchases of Class A shares.  If you are purchasing shares through a financial intermediary, you must notify the intermediary at the time of purchase that a purchase qualifies for a sales load waiver and you may be required to provide copies of account statements verifying your qualification.

Shareholders who are eligible for the sales charge waivers listed above may open an account with the Fund directly to receive the sales charge waiver.

Class Y Shares “Grandfather” Clause.  New purchases of the Class Y shares are no longer available directly through Touchstone Securities.  Those shareholders who owned Class Y shares purchased directly through Touchstone Securities prior to February 2, 2009, or those former Old Mutual shareholders who owned Class Z shares which became Class Y shares on April 16, 2012, or those former Fifth Third Mutual Fund Shareholders who owned Institutional Class shares which became Class Y shares on September 10, 2012 may continue to hold Class Y shares of the corresponding Fund(s).  In addition, those shareholders may continue to make subsequent purchases into existing accounts of Class Y shares of the Fund(s) they owned prior to February 2, 2009, April 16, 2012, and September 10, 2012, respectively.

Purchases in-Kind.  In limited circumstances and subject to the prior consent of the Fund, the Fund may accept payment for shares in securities. Shares may be purchased by tendering payment in-kind in the form of marketable securities, including but not limited to shares of common stock, provided the acquisition of such securities is consistent with the Fund’s investment goal and is otherwise acceptable to the Advisor.  Transactions of this type are generally a taxable transaction.  Before purchasing shares by tendering payment in-kind, investors are urged and advised to consult with their own tax advisor regarding the tax consequences of such a transaction.

Redemptions in-Kind.  Under unusual circumstances, when the Board deems it in the best interests of the Fund’s shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value.  Should payment be made in securities, the redeeming shareholder will bear the market risk until the securities are sold and the redeeming shareholder will generally incur brokerage costs and other costs in converting such securities to cash.  Portfolio securities that are issued in an in-kind redemption will be readily marketable.  The Trust has filed an irrevocable election with the SEC under Rule 18f-1 of the 1940 Act wherein the Fund is committed to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety day period, the lesser of $250,000 or 1% of the Fund’s NAV at the beginning of such period.  Redemptions in kind are taxable for federal income tax purposes in the same manner as redemptions for cash.

Undeliverable Checks. Dividend and distribution checks issued from non-retirement accounts for less than $25 will be automatically reinvested in the Fund that pays them. If you elect to receive your dividends and distributions of $25 or more in cash, and the payment is returned as “undeliverable”, the outstanding payment on your account will be cancelled and the proceeds will be reinvested in the Fund at the per share NAV determined as of the date of cancellation. If your redemption proceeds are returned as “undeliverable”, your account will be considered a lost shareholder account, correspondence will be sent to you requesting that you contact the Fund, and the outstanding payment will be deposited into an account for potential escheatment to your state of residence. Upon contact, the Fund will no longer consider your account to be a lost shareholder account, and your outstanding payment will be reissued to your corrected address.

Uncashed Checks. All uncashed checks on your account will appear with your monthly or quarterly statement for your convenience. If your redemption proceeds, dividend, or distribution check is not cashed within six months (an “outstanding payment”), the outstanding payment on your account will be cancelled and the proceeds will be reinvested in the Fund at the per share NAV determined as of the date of cancellation. In the event the proceeds represent a full liquidation or a distribution from a retirement account, the proceeds will be deposited into a nonretirement account for you and invested in the Touchstone Ultra Short Duration Fixed Income Fund. In addition, if the payment was for dividends or distributions, your cash election will be automatically changed and future dividends and distributions will be reinvested in the Fund at the per share NAV determined as of the date of payment.
For redemption checks returned as “undeliverable”, the check will be voided and deposited into a lost shareholder account for the Fund. If the account holder contacts the Fund and provides proper documentation to update the address on the account, a check for the previously voided amount will be re-issued to the shareholder and sent to the new address of record.

Fund Shares Purchased by Check.  We may delay the processing and payment of a redemption request for shares you recently purchased by check until your check clears, which may take up to 15 days.  If you need your money sooner, you should purchase shares by bank wire.

Low Account Balances. (Only applicable for shares held through Touchstone Securities directly).  If your balance falls below the minimum amount required for your account, based on actual amounts you have invested (as opposed to a reduction from market changes), Touchstone Securities may sell your shares and send the proceeds to you.  Touchstone Securities will notify you if your shares are about to be sold and you will have 30 days to increase your account balance to the minimum amount.

Facilitated Transfers. In the event an existing Touchstone shareholder wishes to move money between their Touchstone mutual fund account and a money market fund, Touchstone has partnered with The Dreyfus Corporation to help facilitate this type of transaction pursuant to certain limitations. Please contact Touchstone Shareholder Services at 1.800.543.0407 for more information if you are interested in pursuing this type of transaction.

DISTRIBUTIONS

The Fund’s dividends and other distributions are taxable to shareholders (other than retirement plans and other tax-exempt investors) whether received in cash or reinvested in additional shares of the Fund. A dividend or distribution paid by the Fund has the effect of reducing the NAV per share on the ex-dividend date by the amount of the dividend or distribution. A dividend or distribution declared shortly after a purchase of shares by an investor would, therefore, represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to federal income taxes.

For most shareholders, a statement will be sent to you within 60 days after the end of each year detailing the federal income tax status of your distributions. Please see “ Taxes” below for more information on the federal income tax consequences of dividends and other distributions made by the Fund.

TAXES

The following discussion summarizes certain U.S. federal income tax considerations affecting the Fund and its shareholders.  This discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of the Fund.  Therefore, the summary discussion that follows may not be considered to be individual tax advice and may not be relied upon by any shareholder.  The summary is based upon current provisions of the

Internal Revenue Code of 1986, as amended (the “Code”), applicable U.S. Treasury Regulations (the “Regulations”), and administrative and judicial interpretations thereof, all of which are subject to change, which change could be retroactive, and may affect the conclusions expressed herein.  The summary applies only to beneficial owners of the Fund’s shares in whose hands such shares are capital assets within the meaning of Section 1221 of the Code, and may not apply to certain types of beneficial owners of the Fund’s shares, including, but not limited to insurance companies, tax-exempt organizations, shareholders holding the Fund’s shares through tax-advantaged accounts (such as an individual retirement account (an “IRA”), a 401(k) plan account, or other qualified retirement account), financial institutions, pass-through entities, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding the Fund’s shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the alternative minimum tax.  Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them.

The Fund has not requested nor will the Fund request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below.  The IRS could adopt positions contrary to those discussed below and such positions could be sustained.  In addition, the following discussion applicable to shareholders of the Fund addresses only some of the federal income tax considerations generally affecting investments in the Fund.

Shareholders are urged and advised to consult their own tax advisor with respect to the tax consequences of the ownership, purchase and disposition of an investment in the Fund including, but not limited to, the applicability of state, local, foreign and other tax laws affecting the particular shareholder and to possible effects of changes in federal or other tax laws.

General.  For federal income tax purposes, the Fund is treated as a separate corporation.  The Fund has elected, and intends to continue to qualify for, taxation as a regulated investment company (a “RIC”) under the Code.  By qualifying as a RIC, the Fund (but not the shareholders) will not be subject to federal income tax on that portion of its investment company taxable income and realized net capital gains that it distributes to its shareholders.

Shareholders should be aware that investments made by the Fund, some of which are described below, may involve complex tax rules some of which may result in income or gain recognition by the Fund without the concurrent receipt of cash.  Although the Fund seeks to avoid significant noncash income, such noncash income could be recognized by the Fund, in which case it may distribute cash derived from other sources in order to meet the minimum distribution requirements described below.  Cash to make the required minimum distributions may be obtained from sales proceeds of securities held by the Fund (even if such sales are not advantageous) or, if permitted by its governing documents and other regulatory restrictions, through borrowing the amounts required to be distributed.

Qualification As A Regulated Investment Company.  Qualification as a RIC under the Code requires, among other things, that The Fund: (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income from interests in qualified publicly traded partnerships (together with (i), the “Qualifying Income Requirement”); (b) diversify its holdings so that, at the close of each quarter of the taxable year: (i) at least 50% of the value of its assets is comprised of cash, cash items (including receivables), U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of its total assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers controlled by it and engaged in the same, similar or related trades or businesses, or the securities of one or more “qualified publicly traded partnerships” (together with (i) the “Diversification Requirement”); and (c) distribute for each taxable year at least the sum of (i) 90% of its investment company taxable income (which includes dividends, taxable interest, taxable original issue discount income, market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, certain net realized foreign currency exchange gains, and any other taxable income other than “net capital gain” as defined below and is reduced by deductible expenses) determined without regard to any deduction for dividends paid; and (ii) 90% of its tax-exempt interest, if any, net of certain expenses allocable thereto (“net tax-exempt interest”).

The U.S. Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the Qualifying Income Requirement only if such gains are directly related to the principal business of the Fund of investing in stock or securities or options and futures with respect to stock or securities.  To date, the U.S. Treasury Department has not issued such regulations.

As a RIC, the Fund generally will not be subject to U.S. federal income tax on the portion of its income and capital gains that it distributes to its shareholders in any taxable year for which it distributes, in compliance with the Code’s timing and other requirements at least 90% of its investment company taxable income (determined without regard to the deduction for dividends paid) and at least 90% of its net tax-exempt interest.  The Fund may retain for investment all or a portion of its net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss).  If the Fund retains any investment company taxable income or net capital gain, it will be subject to tax at regular corporate rates on the amount retained.  If the Fund retains any net capital gain, it may designate the retained amount as undistributed net capital gain in a notice to its shareholders, who will be (i) required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount; and (ii) entitled to credit their proportionate shares of tax paid by such Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.  For federal income tax purposes, the tax basis of the shares owned by a shareholder of the Fund will be increased by the amount of undistributed net capital gain included in the shareholder’s gross income and decreased by the federal income tax paid by such Fund on that amount of capital gain.

The Qualifying Income Requirement and Diversification Requirement that must be met under the Code in order for the Fund to qualify as a RIC, as described above, may limit the extent to which it will be able to engage in derivative transactions.  Rules governing the federal income tax aspects of derivatives, including swap agreements, are not entirely clear in certain respects, particularly in light of two IRS revenue rulings issued in 2006.  Revenue Ruling 2006-1 held that income from a derivative contract with respect to a commodity index is not qualifying income for a RIC.  Subsequently, the IRS issued Revenue Ruling 2006-31 in which it stated that the holding in Revenue Ruling 2006-1 “was not intended to preclude a conclusion that the income from certain instruments (such as certain structured notes) that create a commodity exposure for the holder is qualifying income.”  Accordingly, the Qualifying Income Requirement may limit The Fund’s ability to invest in commodity related derivative transactions and other derivative transactions.  The Fund will account for any investments in commodity derivative transactions in a manner it deems to be appropriate; the IRS, however, might not accept such treatment.  If the IRS did not accept such treatment, the status of such Fund as a RIC might be jeopardized.

In general, for purposes of the Qualifying Income Requirement described above, income derived from a partnership is treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC.  However, all of the net income of a RIC derived from an interest in a qualified publicly traded partnership (defined as a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in clause (i) of the Qualifying Income Requirement described above) will be treated as qualifying income.  In general, such entities will be treated as partnerships for federal income tax purposes if they meet the passive income requirement under Section 7704(c)(2) of the Code.  In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the Diversification Requirement described above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If the Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements.  Additionally, relief is provided for certain de minimis failures to satisfy the Diversification Requirements where the Fund corrects the failure within a specified period of time.  If the applicable relief provisions are not available or cannot be met, such Fund will fail to qualify as a RIC and will be subject to tax in the same manner as an ordinary corporation subject to tax on a graduated basis with a maximum tax rate of 35% and all distributions from earnings and profits (as determined under U.S. federal income tax principles) to its shareholders will be taxable as ordinary dividend income eligible for the dividends-received deduction for corporate shareholders and for qualified dividend income treatment for non-corporate shareholders.

Excise Tax.  If the Fund fails to distribute by December 31 of each calendar year an amount equal to the sum of (1) at least 98% of its taxable ordinary income (excluding capital gains and losses) for such year, (2) at least 98.2% of the excess of its capital gains over its capital losses (as adjusted for certain ordinary losses) for the twelve month period ending on October 31 of such year, and (3) all taxable ordinary income and the excess of capital gains over capital losses for the prior year that were not distributed during such year and on which it did not pay federal income tax, such Fund will be subject to a nondeductible 4% excise tax (the “Excise Tax”) on the undistributed amounts.  A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November, or December of that year to shareholders of record on a date in such month and paid by it during January of the following year.  Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.  The Fund generally intends to actually distribute or be deemed to have distributed substantially all of its net income and gain, if any, by the end of each calendar year in compliance with these requirements so that it will generally not be required to pay the Excise Tax.  The Fund may in certain circumstances be required to liquidate its investments in order to make sufficient distributions to avoid the Excise Tax liability at a time when its Advisor might not otherwise have chosen to do so.  Liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirements for qualification as a RIC.  However, no assurances can be given that the Fund will not be subject to the Excise Tax and, in fact, in certain instances if warranted, the Fund may choose to pay the Excise Tax as opposed to making an additional distribution.

Capital Loss Carryforwards.  For losses arising from tax years beginning on or before December 22, 2010, the Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss and the Fund’s capital loss carryforward is treated as a short-term capital loss in the year to which it is carried.  For capital losses realized with respect to tax years of the Fund beginning after December 22, 2010, such Fund may carry capital losses forward indefinitely.  For capital losses realized in taxable years beginning after December 22, 2010, the excess of the Fund’s net short-term capital losses over its net long-term capital gain is treated as short-term capital losses arising on the first day of the Fund’s next taxable year and the excess of the Fund’s net long-term capital losses over its net short-term capital gain is treated as long-term capital losses arising on the first day of the Fund’s next taxable year.  If carried forward capital losses offset future capital gains, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders.  The Fund cannot carry back or carry forward any net operating losses.

Original Issue Discount And Market Discount.  The Fund may acquire debt securities that are treated as having original issue discount (“OID”) (generally a debt obligation with a purchase price less than its principal amount, such as a zero coupon bond).  Generally, the Fund will be required to include the OID in income over the term of the debt security, even though it will not receive cash payments for such OID until a later time, usually when the debt security matures.  The Fund may make one or more of the elections applicable to debt securities having OID which could affect the character and timing of recognition of income.  Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation.  The IRS may treat a portion of the OID includible in income with respect to certain high-yield corporate debt securities as a dividend for federal income tax purposes.

A debt security acquired in the secondary market by the Fund may be treated as having market discount if acquired at a price below redemption value or adjusted issue price if issued with original issue discount.  The Fund’s market discount accrues ratably, on a daily basis, over the period from the date of acquisition to the date of maturity even though the Fund will not receive cash.  Absent an election by the Fund to include the market discount in income as it accrues, gain on its disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding such securities receives no interest payments in cash on such securities during the year.

The Fund generally will be required to make distributions to shareholders representing the income accruing on the securities, described above, that is currently includable in income, even though cash representing such income may not have been received by such Fund.  Cash to pay these distributions may be obtained from sales proceeds of securities held by the Fund (even if such sales are not advantageous) or, if permitted by the Fund’s governing documents, through borrowing the amounts required to be distributed.  In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would have in the absence of such transactions.

Options, Futures, And Forward Contracts.  The writing (selling) and purchasing of options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection with such transactions.

Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses.  Some regulated futures contracts, certain foreign currency contracts, and certain non-equity options (such as certain listed options or options on broad based securities indexes) held by the Fund (“Section 1256 contracts”), other than contracts on which it has made a “mixed-straddle election”, will be required to be “marked-to-market” for federal income tax purposes, that is, treated as having been sold at their market value on the last day of such Fund’s taxable year.  These provisions may require the Fund to recognize income or gains without a concurrent receipt of cash.  Any gain or loss recognized on actual or deemed sales of Section 1256 contracts will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss as described below.  Transactions that qualify as designated hedges are exempt from the mark-to-market rule, but may require the Fund to defer the recognition of losses on futures contracts, foreign currency contracts and certain options to the extent of any unrecognized gains on related positions held by it.

The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing, and character of the Fund’s distributions to its shareholders.  For example, the Section 1256 rules described above may operate to increase the amount the Fund must distribute to satisfy the minimum distribution requirement for the portion treated as short-term capital gain which will be taxable to its shareholders as ordinary income, and to increase the net capital gain it recognizes, without, in either case, increasing the cash available to it.  The Fund may elect to exclude certain transactions from the operation of Section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute.  Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

When a covered call or put option written (sold) by the Fund expires such Fund will realize a short-term capital gain equal to the amount of the premium it received for writing the option.  When the Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less than (or exceeds) the premium received when it wrote the option.  When a covered call option written by the Fund is exercised, the Fund will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending upon the holding period of the underlying security and whether the sum of the option price received upon the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.

Straddles.  Section 1092 deals with the taxation of straddles which also may affect the taxation of options in which the Fund may invest.  Offsetting positions held by the Fund involving certain derivative instruments, such as options, futures and forward currency contracts, may be considered, for federal income tax purposes, to constitute “straddles.”  Straddles are defined to include offsetting positions in actively traded personal property.  In certain circumstances, the rules governing straddles override or modify the provisions of Section 1256, described above.  If the Fund is treated as entering into a straddle and at least one (but not all) of its positions in derivative contracts comprising a part of such straddle is governed by Section 1256, then such straddle could be characterized as a “mixed straddle.”  The Fund may make one or more elections with respect to mixed straddles.  Depending on which election is made, if any, the results with respect to the Fund may differ.  Generally, to the extent the straddle rules apply to positions established by the Fund, losses realized by it may be deferred to the extent of unrealized gain in any offsetting positions.  Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be characterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain.  In addition, the existence of a straddle may affect the holding period of the offsetting positions and cause such sales to be subject to the “wash sale” and “short sale” rules.  As a result, the straddle rules could cause distributions that would otherwise constitute “qualified dividend income” to fail to satisfy the applicable holding period requirements, described below, and therefore to be taxed as ordinary income.  Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle.  Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where the Fund had not engaged in such transactions.

In circumstances where the Fund has invested in certain pass-through entities, the amount of long-term capital gain that it may recognize from certain derivative transactions with respect to interests in such pass-through entities is limited under the Code’s constructive ownership rules.  The amount of long-term capital gain is limited to the amount of such gain the Fund would have had if it directly invested in the pass-through entity during the term of the derivative contract.  Any gain in excess of this amount is treated as ordinary income.  An interest charge is imposed on the amount of gain that is treated as ordinary income.

Swaps And Derivatives.  As a result of entering into swap or derivative agreements, the Fund may make or receive periodic net payments.  The Fund may also make or receive a payment when a swap or derivative is terminated prior to maturity through an assignment of the swap or derivative or other closing transaction.  Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap or derivative will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to a swap or derivative for more than one year).  With respect to certain types of swaps or derivatives, the Fund may be required to currently recognize income or loss with respect to future payments on such swaps or derivatives or may elect under certain circumstances to mark such swaps or derivatives to market annually for tax purposes as ordinary income or loss.

Rules governing the tax aspects of swap or derivative agreements are not entirely clear in certain respects, in particular whether income generated is Qualifying Income.  Accordingly, while The Fund intends to account for such transactions in a manner it deems appropriate, the IRS might not accept such treatment.  If the IRS did not accept such treatment, the status of the Fund as a RIC might be adversely affected.  The Fund intends to monitor developments in this area.  Certain requirements that must be met under the Code in order for the Fund to qualify as a RIC may limit the extent to which the Fund will be able to engage in swap agreements and certain derivatives.

Constructive Sales.  Certain rules may affect the timing and character of gain if the Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions.  If the Fund enters into certain transactions (including a short sale, an offsetting notional principal contract, a futures or forward contract, or other transactions identified in U.S. Treasury regulations) in property while holding an appreciated financial position in substantially identical property, it will be treated as if it had sold and immediately repurchased the appreciated financial position and will be taxed on any gain (but not loss) from the constructive sale.  The character of gain from a constructive sale will depend upon the Fund’s holding period in the appreciated financial position.  Loss from a constructive sale would be recognized when the position was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Code.

In addition, if the appreciated financial position is itself a short sale, acquisition of the underlying property or substantially identical property by the Fund will be deemed a constructive sale.  The foregoing will not apply, however, to the Fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding the position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

Wash Sales.  The Fund may in certain circumstances be impacted by special rules relating to “wash sales.”  In general, the wash sale rules prevent the recognition of a loss by the Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired by it within 30 days before or 30 days after the sale.

Short Sales.  The Fund may make short sales of securities.  Short sales may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to its shareholders.  Short sales also may be subject to the “Constructive Sales” rules, discussed above.

Tax Credit Bonds.  If the Fund holds (directly or indirectly) one or more “tax credit bonds” (defined below) on one or more specified dates during the Fund’s taxable year, and it satisfies the minimum distribution requirement, it may elect for U.S. federal income tax purposes to pass through to shareholders tax credits otherwise allowable to it for that year with respect to such tax credit bonds.  A tax credit bond is defined in the Code as a “qualified tax credit bond” (which includes a qualified forestry conservation bond, a new clean renewable energy bond, a qualified energy conservation bond, or a qualified zone academy bond, each of which must meet certain requirements specified in the Code), a “build America bond” (which includes certain qualified bonds issued before January 1, 2011) or certain other bonds specified in the Code. If the Fund were to make an election, a shareholder of such Fund would be required to include in gross income an amount equal to such shareholder’s proportionate share of the interest income attributable to such credits and would be entitled to claim as a tax credit an amount equal to a proportionate share of such credits.  Certain limitations may apply on the extent to which the credit may be claimed.

Other Regulated Investment Companies.  Generally, the character of the income or capital gains that the Fund receives from another investment company will pass through to the Fund’s shareholders as long as the Fund and the other investment company each qualify as RICs under the Code.  However, to the extent that another investment company that qualifies as a RIC realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company.  Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as an ordinary deduction.  In particular, the Fund will not be able to offset any capital losses from its dispositions of shares of other investment companies against its ordinary income.  As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that the Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies.  For similar reasons, the character of distributions from the Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment companies in which it invests.

Passive Foreign Investment Companies.  The Fund may invest in a non-U.S. corporation, which could be treated as a passive foreign investment company (a “PFIC”) or become a PFIC under the Code.  A PFIC is generally defined as a foreign corporation that meets either of the following tests: (1) at least 75% of its gross income for its taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains); or (2) an average of at least 50% of its assets produce, or are held for the production of, such passive income.  If the Fund acquires any equity interest in a PFIC, such Fund could be subject to federal income tax and interest charges on “excess distributions” received with respect to such PFIC stock or on any gain from the sale of such PFIC stock (collectively “PFIC income”), plus interest thereon even if such Fund distributes the PFIC income as a taxable dividend to its shareholders.  The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.  The Fund’s distributions of PFIC income will be taxable as ordinary income even though, absent the application of the PFIC rules, some portion of the distributions may have been classified as capital gain.

The Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to a PFIC.  Payment of this tax would therefore reduce the Fund’s economic return from its investment in PFIC shares.  To the extent the Fund invests in a PFIC, it may elect to treat the PFIC as a “qualified electing fund” (“QEF”), then instead of the tax and interest obligation described above on excess distributions, such Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain.  As a result of a QEF election, the Fund would likely have to distribute to its shareholders an amount equal to the QEF’s annual ordinary earnings and net capital gain to satisfy the Code’s minimum distribution requirement described herein and avoid imposition of the Excise Tax, even if the QEF did not distribute those earnings and gain to such Fund.  In most instances it will be very difficult, if not impossible, to make this election because of certain requirements in making the election.

The Fund may elect to “mark-to-market” its stock in any PFIC.  “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC stock over the Fund’s adjusted basis therein as of the end of that year.  Pursuant to the election, the Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in the PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock it included in income for prior taxable years under the election.  The Fund’s adjusted basis in its PFIC stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.  In either case, the Fund may be required to recognize taxable income or gain without the concurrent receipt of cash.

Foreign Currency Transactions.  Foreign currency gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt instruments, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, and foreign currency-denominated payables and receivables are subject to Section 988 of the Code, which causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of such Fund’s income.  In some cases elections may be available that would alter this treatment, but such elections could be detrimental to the Fund by creating current recognition of income without the concurrent recognition of cash.  If a foreign currency loss treated as an ordinary loss under Section 988 were to exceed the Fund’s investment company taxable income (computed without regard to such loss) for a taxable year the resulting loss would not be deductible by it or its shareholders in future years.  The foreign currency income or loss will also increase or decrease the Fund’s investment company income distributable to its shareholders.

Foreign Taxation.  Income received by the Fund from sources within foreign countries may be subject to foreign withholding and other taxes.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes.  If more than 50% of the Fund’s total assets at the close of any taxable year consist of stock or securities of foreign corporations, or if the Fund is a qualified fund of funds (i.e., a RIC that invests at least 50% of its total assets in other RICs at the close of each quarter of its taxable year) and the Fund meets the distribution requirements described above, the Fund may file an election (the “pass-through election”) with the IRS pursuant to which shareholders of the Fund would be required to (i) include in gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund, or in the case of a qualified fund of funds, such taxes paid by an underlying fund that has made the pass-through election, even though not actually received by such shareholders; and (ii) treat such respective pro rata portions as foreign income taxes paid by them.  The Fund will furnish its shareholders with a written statement providing the amount of foreign taxes paid by the Fund that will “pass-through” for the year, if any.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income.  For this purpose, if the pass-through election is made, the source of the Fund’s income will flow through to shareholders.  The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income.  Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund.  Various limitations, including a minimum holding period requirement, apply to limit the credit and deduction for foreign taxes for purposes of regular federal income tax and alternative minimum tax.

REITs.  The Fund may invest in REITs.  Investments in REIT equity securities may require the Fund to accrue and distribute taxable income without the concurrent receipt of cash.  To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold.  The Fund’s investments in REIT equity securities may at other times result in its receipt of cash in excess of the REIT’s earnings; if such Fund distributes these amounts, these distributions could constitute a return of capital to its shareholders for federal income tax purposes.  Dividends received by the Fund from a REIT generally will not constitute qualified dividend income.

The Fund may invest in REITs that hold residual interests in REMICs or taxable mortgage pools (TMPs), or such REITs may themselves constitute TMPs.  Under an IRS notice, and U.S. Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or a TMP (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events.  This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC, such as the Fund, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or invested in the TMP directly.  As a result, the Fund may not be a suitable investment for certain tax exempt-shareholders, including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan and other tax-exempt entities.  See “Tax-Exempt Shareholders.”

Distributions.  Distributions paid out of the Fund’s current and accumulated earnings and profits (as determined at the end of the year), whether reinvested in additional shares or paid in cash, are generally taxable and must be reported by each shareholder who is required to file a federal income tax return.  Distributions in excess of the Fund’s current and accumulated earnings and profits, as computed for federal income tax purposes, will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then as capital gain.

For federal income tax purposes, distributions of net investment income are generally taxable as ordinary income, and distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income.  Distributions designated by the Fund as “capital gain dividends” (distributions from the excess of net long-term capital gain over net short-term capital losses) will be taxable to shareholders as long-term capital gain regardless of the length of time they have held their shares of such Fund.  Such dividends do not qualify as dividends for purposes of the dividends received deduction or for qualified dividend income purposes as described below.

Distributions of “qualified dividend income” received by non-corporate shareholders of the Fund may be eligible for the long-term capital gain rate.  The Fund’s distribution will be treated as qualified dividend income and therefore eligible for the long-term capital gain rate to the extent the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met.  A corporate shareholder of the Fund may be eligible for the dividends received deduction on such Fund’s distributions attributable to dividends received by such Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction.  For eligible corporate shareholders, the dividends received deduction may be subject to certain reductions, and a distribution by the Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met.

Shareholders may also be subject to a 3.8% Medicare contribution tax on net investment income including interest (excluding tax-exempt interest), dividends, and capital gains of U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) and of estates and trusts.

The Fund will furnish a statement to shareholders providing the federal income tax status of its dividends and distributions including the portion of such dividends, if any, that qualifies as long-term capital gain.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans.

Shareholders are urged and advised to consult their own tax advisors for more information.

Purchases of Fund Shares.  Prior to purchasing shares in the Fund, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered.  Any dividend or distribution declared shortly after a purchase of shares of the Fund prior to the record date will have the effect of reducing the per share NAV by the per share amount of the dividend or distribution, and to the extent the distribution consists of the Fund’s taxable income, the purchasing shareholder will be taxed on the taxable portion of the dividend or distribution received even though some or all of the amount distributed is effectively a return of capital.

Sales, Exchanges or Redemptions.  Upon the disposition of shares of the Fund (whether by redemption, sale or exchange), a shareholder may realize a capital gain or loss.  Such capital gain or loss will be long-term or short-term depending upon the shareholder’s holding period for the shares.  The capital gain will be long-term if the shares were held for more than 12 months and short-term if held for 12 months or less.  If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, before January 31 of the calendar year following the calendar year of the sale or exchange, as a result of having initially acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or another Fund, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase.  Any loss realized on a disposition will be disallowed under the “wash sale” rules to the extent that the shares disposed of by the shareholder are replaced by the shareholder (including through dividend reinvestment) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition.  In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.  Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder and disallowed to the extent of any distributions of exempt-interest dividends received by the shareholder with respect to such shares.  Capital losses are generally deductible only against capital gains except that individuals may deduct up to $3,000 of capital losses against ordinary income.

The 3.8% Medicare contribution tax (described above) will apply to gains from the sale or exchange of the Fund’s shares.

Backup Withholding.  The Fund generally is required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 28% of all distributions and redemption proceeds paid or credited to a shareholder of such Fund if (i) the shareholder fails to furnish such Fund with the correct taxpayer identification number (“TIN”) certified under penalties of perjury, (ii) the shareholder fails to provide a certified statement that the shareholder is not subject to backup withholding, or (iii) the IRS or a broker has notified such Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income.  If the backup withholding provisions are applicable, any such distributions or proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

State And Local Taxes.  State and local laws often differ from federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit.

Non-U.S. Shareholders.  Distributions made to non-U.S. shareholders attributable to net investment income generally are subject to U.S. federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty).  However, effective for taxable years of the Fund beginning before January 1, 2015, the Fund will generally not be required to withhold tax on any amounts paid to a non-U.S. investor with respect to dividends attributable to “qualified short-term gain” (i.e., the excess of net short-term capital gain over net long-term capital loss) designated as such by the Fund and dividends attributable to certain U.S. source   interest income that would not be subject to federal withholding tax if earned directly by a non-U.S. person, provided such amounts are properly designated by the Fund. The Fund may choose not to designate such amounts.

Notwithstanding the foregoing, if a distribution described above is effectively connected with the conduct of a trade or business carried on by a non-U.S. shareholder within the United States (or, if an income tax treaty applies, is attributable to a permanent establishment in the United States), federal income tax withholding and exemptions attributable to foreign persons will not apply and such distribution will be subject to the federal income tax, reporting and withholding requirements generally applicable to U.S. persons described above.

Under U.S. federal tax law, a non-U.S. shareholder is not, in general, subject to federal income tax or withholding tax on capital gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on capital gain dividends, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless (i) such gains or distributions are effectively connected with the conduct of a trade or business carried on by the non-U.S. shareholder within the United States (or, if an income tax treaty applies, are attributable to a permanent establishment in the United States of the non-U.S. shareholder); (ii) in the case of an individual non-U.S. shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) the shares of the Fund constitute U.S. real property interests (USRPIs), as described below.

Special rules apply to foreign persons who receive distributions from the Fund that are attributable to gain from “United States real property interests” (“USRPIs”).  The Code defines USRPIs to include direct holdings of U.S. real property and any interest (other than an interest solely as a creditor) in a “United States real property holding corporation” or former United States real property holding corporation.  The Code defines a United States real property holding corporation as any corporation whose USRPIs make up 50% or more of the fair market value of its USRPIs, its interests in real property located outside the United States, plus any other assets it uses in a trade or business.  In general, if the Fund is a United States real property holding company (determined without regard to certain exceptions), distributions by the Fund that are attributable to (a) gains realized on the disposition of USRPIs by the Fund and (b) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands will retain their character as gains realized from USRPIs in the hands of the foreign persons. (However, absent the enactment of legislation, on or after January 1, 2015, this “look-through” treatment for distributions by the Fund to foreign persons applies only to such distributions that are attributable to distributions received by the Fund from a lower-tier REIT and are required to be treated as USRPI gain in the Fund’s hands.) If the foreign shareholder holds (or has held at any time during the prior year) more than a 5% interest in a class of stock of the Fund, such distributions received by the shareholder with respect to such class of stock will be treated as gains “effectively connected” with the conduct of a “U.S. trade or business,” and subject to tax at graduated rates.  Moreover, such shareholders will be required to file a U.S. income tax return for the year in which the gain was recognized and the Fund will be required to withhold 35% of the amount of such distribution.  In the case of all other foreign persons (i.e., those whose interest in the Fund did not exceed 5% at any time during the prior year), the USRPI distribution will be treated as ordinary income (regardless of any designation by the Fund that such distribution is qualified short-term gain or net capital gain) and the Fund must withhold 30% (or a lower applicable treaty rate) of the amount of the distribution paid to such foreign persons.  It is currently unclear whether Congress will extend the “look-through” provisions described above for distributions made on or after January 1, 2015, and what the terms of any such extension would be.

In addition, if the Fund is a United States real property holding corporation or former United States real property holding corporation, the Fund may be required to withhold U.S. tax upon a redemption of shares by a greater-than-5% shareholder that is a foreign person, and that shareholder would be required to file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. Prior to January 1, 2015, no withholding was generally required with respect to amounts paid in redemption of shares of a fund if the fund was a domestically controlled qualified investment entity, or, in certain other limited cases, if a fund (whether or not domestically controlled) held substantial investments in RICs that were domestically controlled qualified investment entities.  Unless legislation is enacted, beginning on January 1, 2015, such withholding is required, without regard to whether the Fund or any RIC in which it invests is domestically controlled.

Subject to the additional rules described herein, federal income tax withholding will apply to distributions attributable to dividends and other investment income distributed by the Fund.  The federal income tax withholding rate may be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and the non-U.S. shareholder’s country of residence or incorporation.  In order to qualify for treaty benefits, a non-U.S. shareholder must comply with applicable certification requirements relating to its foreign status (generally by providing the Fund with a properly completed Form W-8BEN).

The Foreign Account Tax Compliance Act (“FATCA”) generally requires the Fund to obtain information sufficient to identify the status of each of its shareholders.  If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Fund dividends and distributions and on the proceeds of the sale, redemption, or exchange of Fund shares.  The Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Each investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

Foreign Bank And Financial Accounts And Foreign Financial Assets Reporting Requirements.  A shareholder that owns directly or indirectly more than 50% by vote or value of the Fund, is urged and advised to consult its own tax advisor regarding its filing obligations with respect to FinCen Form 114, Report of Foreign Bank and Financial Accounts.

Tax-Exempt Shareholders.  A tax-exempt shareholder could realize unrelated business taxable income (“UBTI”) by virtue of its investment in the Fund if shares in the Fund constitute debt financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

It is possible that a tax-exempt shareholder of the Fund will also recognize UBTI if such Fund recognizes “excess inclusion income” (as described above) derived from direct or indirect investments in REMIC residual interests or TMPs.  Furthermore, any investment in a residual interest of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or in TMPs.

Tax Shelter Reporting Regulations.  Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Shareholders are urged and advised to consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Shareholders are urged and advised to consult their own tax advisor with respect to the tax consequences of an investment in the Fund including, but not limited to, the applicability of state, local, foreign and other tax laws affecting the particular shareholder and to possible effects of changes in federal or other tax laws.

CONTROL PERSONS AND PRINCIPAL SECURITY HOLDERS

Persons or organizations beneficially owning more than 25% of the outstanding shares of the Fund are presumed to “control” the Fund.  As a result, those persons or organizations could have the ability to influence an action taken by the Fund if such action requires a shareholder vote.

As of April 8, 2016 the name, address, and percentage ownership of each entity or person that owned of record or beneficially 5% or more of the outstanding shares of any class of the Fund are as follows:

Share Class	Name and Address	Percentage of Class
Class A	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104	14.32%
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	6.14%
	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	5.37%
Class C	UBS FINANCIAL SERVICES INC. FBO UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	30.2%
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FBO EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	29.63%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716	10.97%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	7.08%
	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	5.95%
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	5.66%

Share Class	Name and Address	Percentage of Class
Class Y	FIFTH THIRD BANK TTEE FBO WESTERN & SOUTHERN LIFE INS CO 401K SAVINGS PLAN 8515 E ORCHARD RD 2T2 CENTENNIAL CO 80111	31.8%
	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104	18.71%
	THE WESTERN & SOUTHERN LIFE INSURANCE CO DEFERRED COMP PLAN FBO 134 POST 04 DEFERRALS - INSTALLMENT 400 BROADWAY CINCINNATI OH 45202	12.08%
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FBO EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	8.69%
	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	7.32%
	UBS FINANCIAL SERVICES INC. FBO UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	6.82%
Institutional Class	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104	38.53%
	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	38.06%
	FIFTH THIRD BANK TTEE CEDARVILLE ENDOWMENT MUTUAL /CASH A/C # 70700008710618 5001 KINGSLEY DR DEPT 3385 CINCINNATI OH 45263	22.57%

As of March 31, 2016, the Trustees and officers of the Trust as a group owned of record or beneficially less than 1% of the outstanding shares of the Trust and of the Fund.

CUSTODIAN

Brown Brothers Harriman & Co. (“BBH”), 50 Post Office Square, Boston, Massachusetts 02110, is the Trust’s custodian.  BBH acts as the Trust’s depository, safe keeps its portfolio securities, collects all income and other payments with respect thereto, disburses money as instructed and maintains records in connection with its duties.

LEGAL COUNSEL

Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois 60601, serves as counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Ernst & Young LLP, has been selected as the independent registered public accounting firm for the Trust for the fiscal year ending September 30, 2016.  Ernst & Young LLP will perform an annual audit of the Trust’s financial statements and advise the Trust as to certain accounting matters.

TRANSFER AND SUB-ADMINISTRATIVE AGENT

Transfer Agent.  The Trust’s transfer agent is BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), 4400 Computer Drive, Westborough, Massachusetts 01581.  BNY Mellon maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder servicing functions. For providing transfer agent and shareholder services to the Trust, BNY Mellon receives a monthly per account fee from the Fund, plus out-of-pocket expenses.  The Fund may also pay a fee to certain servicing organizations (such as broker-dealers and financial institutions) that provide sub-transfer agency services.  These services include maintaining shareholder records, processing shareholder transactions and distributing communications to shareholders.

Sub-Administrative Agent. The Advisor provides administrative services to the Trust under an Administration Agreement and has sub-contracted certain accounting and administrative services to BNY Mellon. The sub-administrative services sub-contracted to BNY Mellon include accounting and pricing services, SEC and state security filings, providing executive and administrative services and providing reports for meetings of the Board. The Advisor pays BNY Mellon a sub-administration fee out of its administration fee.  Set forth below are the sub-administration fees paid by the Advisor during the stated periods.

	Sub-Administrative Fees Paid
Fund	2013	2014	2015
Emerging Markets Small Cap Fund*	$137,810	$98,929	$82,995

*Prior to April 19, 2016, the Touchstone Emerging Markets Equity Fund.

FINANCIAL STATEMENTS

The Fund’s audited financial statements for the fiscal year ended September 30, 2015, including the notes thereto and the report of Ernst & Young LLP thereon, included in the Trust’s Annual Report, are incorporated into this SAI by reference.  No other parts of the Trust’s Annual Report are hereby incorporated by reference.  The Annual Report may be obtained free of charge by calling the Trust at 1.800.543.0407 or by downloading a copy at TouchstoneInvestments.com.  You may also obtain the Annual Report or unaudited semi-annual report, as well as other information about Touchstone Funds Group Trust, from the EDGAR Database on the SEC’s website at Sec.gov.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Rating Services® (“S&P”) are private services that provide ratings of the credit quality of debt obligations.  A description of the ratings assigned by Moody’s and S&P® are provided below.  These ratings represent the opinions of these rating services as to the quality of the securities that they undertake to rate.  It should be emphasized, however, that ratings are general and are not absolute standards of quality.  The Advisor or sub-advisor attempts to discern variations in credit rankings of the rating services and to anticipate changes in credit ranking.  However, subsequent to purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund.  In that event, the Advisor or Sub-Advisor will consider whether it is in the best interest of the Fund to continue to hold the securities.

Moody’s credit ratings are current opinions of the relative future credit risk of entities, credit commitments, or debt or debt-like securities.  Moody’s defines credit risk as the risk that an entity may not meet its contractual, financial obligations as they come due and any estimated financial loss in the event of default.  Credit ratings do not address any other risk, including but not limited to: liquidity risk, market value risk, or price volatility.  Credit ratings are not statements of current or historical fact.  Credit ratings do not constitute investment or financial advice, and credit ratings are not recommendations to purchase, sell, or hold particular securities.  Credit ratings do not comment on the suitability of an investment for any particular investor.  Moody’s issues its credit ratings with the expectation and understanding that each investor will make its own study and evaluation of each security that is under consideration for purchase, holding, or sale.

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs).  It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.  The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Short-Term Credit Ratings

Moody’s

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations.  Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.  Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

S&P

S&P’s short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

The following summarizes the rating categories used by S&P for short-term issues:

“A-1” - Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” - Obligations exhibit adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” - Obligations are regarded as vulnerable and having significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” - Obligations are in payment default.  The “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period.  However, any stated grace period longer than five business days will be treated as five business days.  The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of S&P’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Long-Term Credit Ratings

Moody’s

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” - Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” - Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” - Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” - Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” - Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” - Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” - Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

“Ca” - Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” - Obligations rated “C” are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.”  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

The following summarizes the ratings used by S&P for long-term issues:

“AAA” - An obligation rated “AAA” has the highest rating assigned by S&P.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” - An obligation rated “AA” differs from the highest-rated obligations only to a small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” - An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” - An obligation rated “BBB” exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC,” and “C” are regarded as having significant speculative characteristics.  “BB” indicates the least degree of speculation and “C” the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” - An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” - An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” - An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” - An obligation rated “CC” is currently highly vulnerable to nonpayment.

“C” - A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

“D” - An obligation rated “D” is in payment default.  The “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days, irrespective of any grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.  An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-) - The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” - This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of S&P’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Municipal Note Ratings

Moody’s

Moody’s uses three rating categories for short-term municipal obligations that are considered investment grade.  These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels - “MIG 1” through “MIG 3”.  In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative grade.  MIG ratings expire at the maturity of the obligation.

The following summarizes the ratings used by Moody’s for these short-term obligations:

“MIG 1” - This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG 2” - This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

“MIG 3” - This designation denotes acceptable credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” - This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating.  The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments.  The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade or “VMIG” scale.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated “NR”, e.g., “Aaa/NR” or “NR/VMIG 1”.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG 1” - This designation denotes superior credit quality.  Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG 2” - This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG 3” - This designation denotes acceptable credit quality.  Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” - This designation denotes speculative-grade credit quality.  Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural or legal protections necessary to ensure the timely payment of purchase price upon demand.

S&P

An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

“SP-1” - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest.  Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

“SP-2” - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

APPENDIX B - PROXY VOTING POLICIES

Copper Rock Capital Partners, LLC
Proxy Voting Policy

PROXY VOTING POLICY

RESPONSIBILITY

The CCO, or designee, has overall responsibility for monitoring the firm’s proxy voting policy to ensure compliance.

BACKGROUND

When voting proxies on behalf of our clients, Copper Rock assumes a fiduciary responsibility to vote in our clients’ best interests.  In addition, with respect to benefit plans under the Employee Retirement Income Securities Act of 1974 (ERISA), Copper Rock acknowledges its responsibility as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries.  So that it may fulfill these fiduciary responsibilities to clients, Copper Rock has adopted and implemented these written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of clients.

Proxy Voting Guidelines

Copper Rock acknowledges it has a duty of care to its clients that requires it to monitor corporate events and vote client proxies.  To assist in this effort, Copper Rock has retained Broadridge Investor Communication Solutions, Inc. (“Broadridge”) to research and vote proxies.  Broadridge provides proxy-voting analysis and votes proxies in accordance with predetermined guidelines.  Relying on Broadridge to vote proxies ensures that Copper Rock votes in the best interest of its clients and insulates Copper Rock’s voting decisions from potential conflicts of interest.

There may be occasions when Copper Rock determines that not voting a proxy may be in the best interest of clients; for example, when the cost of voting the proxy exceeds the expected benefit to the client.  There may also be times when clients have instructed Copper Rock not to vote proxies or direct Copper Rock to vote proxies in a certain manner.  Copper Rock will maintain written instructions from clients with respect to directing proxy votes.

Copper Rock also reserves the right to override Broadridge’s vote recommendations under certain circumstances.  Copper Rock will only do so if it believes that changing such vote is in the best interest of clients.  All overrides will be approved by an executive officer of Copper Rock and will be documented with the reasons for voting against the Broadridge recommendation.

Conflicts of Interest

Occasions may arise during the voting process in which the best interest of clients conflicts with Copper Rock’s interests.  In these situations Broadridge will continue to follow the same predetermined guidelines as formally agreed upon between Copper Rock and Broadridge before such conflict of interest existed.  Conflicts of interest generally include (i) Copper Rock’s having has a substantial business relationship with, or actively soliciting business from, a company soliciting proxies or (ii) personal or family relationships involving employees of Copper Rock, such as a spouse who serves as a director of a public company.  A conflict could also exist if a substantial business relationship exists with a proponent or opponent of a particular initiative.

If Copper Rock learns that a conflict of interest exists, the proxy coordinator will prepare a report to the Compliance Committee that identifies (i) the details of the conflict of interest, (ii) whether or not the conflict is material, and (iii) procedures to ensure that Copper Rock makes proxy voting decisions based on the best interests of clients.  If Copper Rock determines that a material conflict exists, it will defer to Broadridge to vote the proxy in accordance with the predetermined voting policy.

Voting Policies

Copper Rock has adopted the proxy voting policies developed by Broadridge.  The policies have been developed based on Broadridge’s independent, objective analysis of leading corporate governance practices and the support of long-term shareholder value.  Copper Rock may change its policies from time to time without providing notice of changes to clients.

Broadridge proxy voting policies include:

B-1

Management Proposals:  Proposals introduced by company management will generally be voted in accordance with management’s recommendations on the following types of routine management proposals:

·                  Election of Directors (uncontested)
·                  Approval of Independent Auditors
·                  Executive Compensation Plans
·                  Routine Corporate Structure, Share Issuance, Allocations of Income, Scrip Dividend Proposals, Increases in Capital or Par Value, and Share Repurchase Plans

Shareholder Proposals:  At times shareholders will submit proposals that generally seek to change some aspect of a company’s corporate governance structure or its business operations.  Proxies will generally be voted against proposals motivated by political, ethical or social concerns.  Proposals will be examined solely from an economic perspective.  Proxies will generally be voted with management in opposition to shareholder resolutions which could negatively impact the company’s ability to conduct business, and voted in support of the shareholder initiatives concerning the maximization of shareholder value.

Other (Non-Routine) Proposals:  Non-routine proposals, introduced by company management or shareholders, are examined on a case-by-case basis.  These are often more complex structural changes to a company such as a reorganization or merger, in which a variety of issues are considered including the benefits to shareholders’ existing and future earnings, preservation of shareholder value, financial terms of the transaction and the strategic rationale for the proposal.  The following are examples of proposals that are voted on a case-by-case basis:

·                  Reorganizations/Restructurings
·                  Amendments to the Articles of Association
·                  Non-Executive Director Compensation Proposals (cash and share based components)
·                  Increasing Borrowing Powers
·                  Debt Issuance Requests

Voting Process

Copper Rock has appointed the manager of operations to act as proxy coordinator.  The proxy coordinator acts as coordinator with Broadridge ensuring proxies Copper Rock is responsible to vote are forwarded to Broadridge and overseeing that Broadridge is voting assigned client accounts and maintaining appropriate authorization and voting records.

After Broadridge is notified by the custodian of a proxy that requires voting and/or after Broadridge cross references its database with a routine download of Copper Rock holdings and determines a proxy requires voting, Broadridge will review the proxy and make a voting proposal based on the recommendations provided by Broadridge’s research group.  Any electronic proxy votes will be communicated to the proxy solicitor by Broadridge’s Global Proxy Distribution Service while non-electronic ballots, or paper ballots, will be faxed, telephoned or sent via Internet.  Broadridge assumes responsibility for the proxies to be transmitted for voting in a timely fashion and maintains a record of each vote, which is provided to Copper Rock on a quarterly basis.  Copper Rock will make votes available to all separately managed accountholders upon request and will communicate votes to all mutual fund clients no less frequently than once a year.

Proxy Voting Record

Copper Rock’s proxy coordinator will maintain a record, or maintain access to such records from the vendor, containing the following information regarding the voting of proxies:  (i) the name of the issuer, (ii) the exchange ticker symbol, (iii) the CUSIP number, (iv) the shareholder meeting date, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how Broadridge/Copper Rock voted the proxy (for, against, abstained); and (viii) whether the proxy was voted for or against management.

Obtaining a Voting Proxy Report

Clients may request a copy of these policies and procedures and/or a report on how their individual securities were voted by calling Copper Rock’s Head of Client Service, Lidney Motch, at (617) 369-7140.  The report will be provided free of charge.

TSF-56-TFGT-EM-SAI-1604

B-2

PART C. OTHER INFORMATION

Item 28.  Exhibits

(a)(1)
Registrant’s Certificate of Trust dated October 22, 1993 is herein incorporated by reference to Exhibit (1)(a) of Registrant’s Registration Statement on Form N-14 (File No. 333-193307), filed with the Securities and Exchange Commission (“SEC”) on January 10, 2014.

(a)(2)
Registrant’s Agreement and Declaration of Trust dated October 25, 1993 is herein incorporated by reference to Exhibit (a)(1) of Post-Effective Amendment No. 8 to Registrant’s Registration Statement on Form N-1A (File No. 033-70958), filed with the SEC on November 24, 1998.

(a)(3)
Certificate of Amendment of Agreement and Declaration of Trust of Corona Investment Trust dated December 11, 1993 is herein incorporated by reference to Exhibit (a)(2) of Post-Effective Amendment No. 8 to Registrant’s Registration Statement on Form N-1A (File No. 033-70958), filed with the SEC on November 24, 1998.

(a)(4)
Certificate of Amendment and Restatement of Certificate of Trust dated January 27, 1994 is herein incorporated by reference to Exhibit (1)(a) of Registrant’s Registration Statement on Form N-14 (File No. 333-193307), filed with the SEC on January 10, 2014.

(a)(5)
Certificate of Amendment of Agreement and Declaration of Trust and Certificate of Trust of the Solon Funds dated June 13, 1994 is herein incorporated by reference to Exhibit (a)(3) of Post-Effective Amendment No. 8 to Registrant’s Registration Statement on Form N-1A (File No. 033-70958), filed with the SEC on November 24, 1998.

(a)(6)
Certificate of Amendment of Agreement and Declaration of Trust dated November 10, 1997 is herein incorporated by reference to Exhibit (1)(d) of Post-Effective Amendment No. 5 to Registrant’s Registration Statement on Form N-1A (File No. 033-70958), filed with the SEC on December 17, 1997.

(a)(7)
Amended and Restated Agreement and Declaration of Trust dated October 8, 1998 is herein incorporated by reference to Exhibit (a)(5) of Post-Effective Amendment No. 8 to Registrant’s Registration Statement on Form N-1A (File No. 033-70958), filed with the SEC on November 24, 1998.

(a)(8)
Certificate of Amendment of Amended and Restated Agreement and Declaration of Trust dated November 23, 1998 is herein incorporated by reference to Exhibit (a)(6) of Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-1A (File No. 033-70958), filed with the SEC on January 27, 1999.

(a)(9)
Certificate of Amendment of Certificate of Trust dated March 24, 2004 is herein incorporated by reference to Exhibit (a)(7) of Post-Effective Amendment No. 18 to Registrant’s Registration Statement on Form N-1A (File No. 033-70958), filed with the SEC on May 3, 2004.

(a)(10)
Certificate of Amendment of Certificate of Trust dated November 17, 2006 is herein incorporated by reference to Exhibit (a)(8) of Post-Effective Amendment No. 29 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on February 1, 2007.

(a)(11)
Certificate of Correction of a Statutory Trust dated April 17, 2009 is herein incorporated by reference to Exhibit (1)(a) of Registrant’s Registration Statement on Form N-14 (File No. 333-193307), filed with the SEC on January 10, 2014.

(b)
Amended and Restated By-Laws of the Trust as revised November 19, 2015 is herein incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 77 to Registrant's Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 28, 2016.

(c)
Instruments Defining Rights of Security Holders are herein incorporated by reference to Exhibit (c) of Post-Effective Amendment No. 34 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-03651), filed with the SEC on September 19, 2007.

(d)(1)(a)
Investment Advisory Agreement between the Registrant and Touchstone Advisors, Inc. dated February 17, 2006 is herein incorporated by reference to Exhibit (d)(1) of Post-Effective Amendment No. 62 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on August 9, 2011.

(d)(1)(b)
Schedule C-1 of the Investment Advisory Agreement between the Registrant and Touchstone Advisors, Inc. dated September 30, 2013 is herein incorporated by reference to Exhibit (d)(1)(c) to Post-Effective Amendment No. 70 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on September 30, 2013.

(d)(2)
Sub-Advisory Agreement between Touchstone Advisors, Inc. and Sands Capital Management, LLC with respect to the Touchstone Sands Capital Select Growth Fund dated August 18, 2011 is herein incorporated by reference to Exhibit (d)(2)(b) of Post-Effective Amendment No. 65 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 30, 2012.

(d)(3)
Sub-Advisory Agreement between Touchstone Advisors, Inc. and Miller/Howard Investments, Inc. with respect to the Touchstone Premium Yield Equity Fund dated May 20, 2008 is herein incorporated by reference to Exhibit (d)(6) of Post-Effective Amendment No. 40 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on September 15, 2008.

(d)(4)
Sub-Advisory Agreement between Touchstone Advisors, Inc. and Fort Washington Investment Advisors, Inc. with respect to the Touchstone Ultra Short Duration Fixed Income Fund dated February 20, 2009 is herein incorporated by reference to Exhibit (d)(9) of Post-Effective Amendment No. 43 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on May 4, 2009.

(d)(5)
Sub-Advisory Agreement between Touchstone Advisors, Inc. and Lee Munder Investments, LLC with respect to the Touchstone Mid Cap Value Fund dated October 1, 2009 is herein incorporated by reference to Exhibit (d)(13) of Post-Effective Amendment No. 47 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on September 30, 2009.

(d)(6)
Amendment to Sub-Advisory Agreement between Touchstone Advisors, Inc. and Lee Munder Investments, LLC with respect to the Touchstone Mid Cap Value Fund dated December 1, 2014 is herein incorporated by reference to Exhibit (d)(7) of Post-Effective Amendment No. 75 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 27, 2015.

(d)(7)
Sub-Advisory Agreement between Touchstone Advisors, Inc. and Forum Securities, Ltd. with respect to the Touchstone Global Real Estate Fund dated May 28, 2013 is herein incorporated by reference to Exhibit (d)(8) of Post-Effective Amendment No. 69 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on July 17, 2013.

(d)(8)
Sub-Advisory Agreement between Touchstone Advisors, Inc. and The London Company of Virginia with respect to the Touchstone Small Cap Core Fund dated October 1, 2009 is herein incorporated by reference to Exhibit (d)(16) of Post-Effective Amendment No. 47 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on September 30, 2009.

(d)(9)
Sub-Advisory Agreement between Touchstone Advisors, Inc. and The London Company of Virginia with respect to the Touchstone Mid Cap Fund dated December 8, 2011 is herein incorporated by reference to Exhibit (d)(13) of Post-Effective Amendment No. 65 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 30, 2012.

(d)(10)
Sub-Advisory Agreement between Touchstone Advisors, Inc. and DePrince, Race & Zollo, Inc. with respect to the Touchstone Small Cap Value Fund dated December 6, 2010 is herein incorporated by reference to Exhibit (d)(19) of Post-Effective Amendment No. 56 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 28, 2011.

(d)(11)
Amendment to the Sub-Advisory Agreement between Touchstone Advisors, Inc. and DePrince, Race & Zollo, Inc. with respect to the Touchstone Small Company Value Fund dated September 10, 2012 is herein incorporated by reference to exhibit (d)(19) of Post-Effective Amendment No. 67 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 28, 2013.

(d)(12)
Sub-Advisory Agreement between Touchstone Advisors, Inc. and EARNEST Partners, LLC with respect to the Touchstone Total Return Bond Fund dated May 19, 2011 is herein incorporated by reference to Exhibit (d)(20) of Post-Effective Amendment No. 62 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on August 9, 2011.

(d)(13)
Sub-Advisory Agreement between Touchstone Advisors, Inc. and Longfellow Investment Management Co. LLC with respect to the Touchstone Merger Arbitrage Fund dated August 9, 2011 is herein incorporated by reference to Exhibit (d)(21) of Post-Effective Amendment No. 62 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on August 9, 2011.

(d)(14)
Sub-Advisory Agreement between Touchstone Advisors, Inc. and Longfellow Investment Management Co. LLC with respect to the Touchstone Arbitrage Fund dated September 30, 2013, incorporated by reference to Exhibit (d)(15) of Post-Effective Amendment No. 70 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on September 30, 2013.

(d)(15)	Sub-Advisory Agreement between Touchstone Advisors, Inc. and Copper Rock Capital Partners LLC is filed herewith.

(e)(1)
Distribution Agreement between the Registrant and Touchstone Securities, Inc. is herein incorporated by reference to Exhibit (e)(1) of Post-Effective Amendment No. 28 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on September 21, 2006.

(e)(2)
Form of Underwriter’s Dealer Agreement is herein incorporated by reference to Exhibit (e)(2) of Post-Effective Amendment No. 29 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on February 1, 2007.

(f)
Touchstone Trustee Deferred Compensation Plan is herein incorporated by reference to Exhibit (f) of Post-Effective Amendment No. 51 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 28, 2010.

(g)(1)
Custodian Agreement between the Registrant and Brown Brothers Harriman & Co. dated February 25, 2008 is herein incorporated by reference to Exhibit (g) of Post-Effective Amendment No. 41 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 28, 2009.

(g)(2)
Amended Schedule of Global Services & Charges to the Custodian Agreement dated February 1, 2013 between the Trust and Brown Brothers Harriman & Co. is herein incorporated by reference to Exhibit (g)(2) of Post-Effective Amendment No. 72 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 27, 2014.

(h)(1)
Amended Administration Agreement between the Registrant and Touchstone Advisors, Inc. is herein incorporated by reference to Exhibit (h)(1) of Post-Effective Amendment No. 67 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 28, 2013.

(h)(2)
Amended and Restated Sub-Administration and Accounting Services Agreement between Touchstone Advisors, Inc. and BNY Mellon Investment Servicing (US) Inc. is herein incorporated by reference to Exhibit (h)(2) of Post-Effective Amendment No. 75 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 27, 2015.

(h)(3)
Amended and Restated Transfer Agency and Shareholder Services Agreement with BNY Mellon Investment Servicing (US) Inc. dated January 1, 2015 is herein incorporated by reference to Exhibit (h)(3) of Post-Effective Amendment No. 75 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 27, 2015.

(h)(4)(a)
State Filing Services Agreement between Registrant and BNY Mellon dated December 5, 2011 is herein incorporated by reference to Exhibit (h)(4) of Post-Effective Amendment No. 65 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 30, 2012.

(h)(4)(b)
Amended Schedule A dated September 30, 2013 to the State Filing Services Agreement between Registrant and BNY Mellon dated December 5, 2011 Mellon is herein incorporated by reference to Exhibit (h)(4)(b) of Post-Effective Amendment No. 72 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 27, 2014.

(h)(5)
Fidelity Bond Allocation Agreement dated April 1, 2011 is herein incorporated by reference to Exhibit (13)(h) of Post-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-14 (File Nos. 333-177599 and 811-08104), filed with the SEC on April 25, 2012.

(h)(6)(a)
Expense Limitation Agreement between Touchstone Advisors, Inc. and the Registrant effective as of January 25, 2013 is herein incorporated by reference to Exhibit (13)(a)(1) of Registrant’s Registration Statement on Form N-14 (File No. 333-193307), filed with the SEC on January 10, 2014.

(h)(6)(b)
Amendment to the Expense Limitation Agreement between Touchstone Advisors, Inc. and the Registrant dated August 31, 2015 is herein incorporated by reference to Exhibit (h)(6)(b) of Post-Effective Amendment No. 77 to Registrant's Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 28, 2016.

(h)(6)(c)
Form of Schedule A to the Expense Limitation Agreement between Touchstone Advisors, Inc. and the Registrant effective as of January 30, 2016 is herein incorporated by reference to Exhibit (h)(6)(c) of Post-Effective Amendment No. 77 to Registrant's Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 28, 2016.

(h)(7)(a)
Expense Limitation Agreement between Touchstone Advisors, Inc. and the Registrant effective as of January 25, 2013 with respect to the Sands Capital Select Growth Fund is herein incorporated by reference to Exhibit (13)(g)(1) of Registrant’s Registration Statement on Form N-14 (File No. 333-193307), filed with the SEC on January 10, 2014.

(h)(7)(b)
Amendment to the Expense Limitation Agreement between Touchstone Advisors, Inc. and the Registrant with respect to the Sands Capital Select Growth Fund dated August 31, 2015 is herein incorporated by reference to Exhibit (h)(7)(b) of Post-Effective Amendment No. 77 to Registrant's Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 28, 2016.

(h)(7)(c)
Form of Schedule A to the Expense Limitation Agreement between Touchstone Advisors, Inc. and the Registrant with respect to the Sands Capital Select Growth Fund, effective as of January 30, 2016 is herein incorporated by reference to Exhibit (h)(7)(c) of Post-Effective Amendment No. 77 to Registrant's Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 28, 2016.

(h)(8)
Form of Securities Lending Agency Agreement between the Registrant and Brown Brothers Harriman & Co. dated February 1, 2013, Mellon is herein incorporated by reference to Exhibit (h)(8) of Post-Effective Amendment No. 72 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 27, 2014.

(i)	Not Applicable.

(j)	Consent of independent public accountant is filed herewith.

(k)	Not Applicable.

(l)	Not Applicable.

(m)(1)
Distribution and Shareholder Services Plan for Class A shares is herein incorporated by reference to exhibit (m)(1) of Post-Effective Amendment No. 67 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 28, 2013.

(m)(2)
Distribution and Shareholder Services Plan for Class C shares is herein incorporated by reference to exhibit (m)(2) of Post-Effective Amendment No. 67 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 28, 2013.

(m)(3)
Shareholder Services Plan for Class Z shares is herein incorporated by reference to Exhibit (m)(3) of Post-Effective Amendment No. 41 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 28, 2009.

(n)(1)
Amended and Restated Rule 18f-3 Multiple Class Plan is herein incorporated by reference to Exhibit (n) of Post-Effective Amendment No. 67 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 28, 2013.

(n)(2)
Amended Schedule A to the Amended and Restated Rule 18f-3 Multiple Class Plan is herein incorporated by reference to Exhibit (n) of Post-Effective Amendment No. 70 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on September 30, 2013.

(o)	Not Applicable.

(p)(1)
Code of Ethics for Registrant, Touchstone Advisors Inc. and Touchstone Securities, Inc. is herein incorporated by reference to Exhibit (p)(1) of Post-Effective Amendment No. 75 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 27, 2015.

(p)(2)
Code of Ethics for Sands Capital Management, Inc. is herein incorporated by reference to Exhibit (p)(2) of Post-Effective Amendment No. 75 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 27, 2015.

(p)(3)
Code of Ethics for Miller/Howard Investments, Inc. is herein incorporated by reference to Exhibit (p)(3) of Post-Effective Amendment No. 67 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 28, 2013.

(p)(4)
Code of Ethics for Fort Washington Investment Advisors, Inc. is herein incorporated by reference to Exhibit (p)(4) of Post-Effective Amendment No. 77 to Registrant's Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 28, 2016.

(p)(5)
Code of Ethics for Longfellow Investment Management Co. is herein incorporated by reference to Exhibit (p)(9) of Post-Effective Amendment No. 43 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on May 4, 2009.

(p)(6)
Code of Ethics for Lee Munder Capital Group, LLC is herein incorporated by reference to Exhibit (p)(13) of Post-Effective Amendment No. 47 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on September 30, 2009.

(p)(7)
Code of Ethics for Forum Securities Ltd. is herein incorporated by reference to Exhibit (p)(8) of Post-Effective Amendment No. 69 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on July 17, 2013.

(p)(8)
Code of Ethics for EARNEST Partners is herein incorporated by reference to Exhibit (p)(15) of Post-Effective Amendment No. 47 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on September 30, 2009.

(p)(9)
Code of Ethics for The London Company of Virginia is herein incorporated by reference to Exhibit (p)(13) of Post-Effective Amendment No. 67 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 28, 2013.

(p)(10)
Code of Ethics for DePrince, Race & Zollo, Inc. is incorporated by reference to Exhibit (p)(14) of Post-Effective Amendment No. 67 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 28, 2013.

(p)(11)	Code of Ethics for Copper Rock Capital Partners LLC is filed herewith.

(q)
Power of Attorney is herein incorporated by reference to Exhibit (q) of Post-Effective Amendment No. 72 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 27, 2014.

Item 29.  Persons Controlled by or Under Common Control with the Fund

Not Applicable.

Item 30.  Indemnification

Article VII of the Agreement and Declaration of Trust empowers the Trustees of the Trust, to the full extent permitted by law, to purchase with Trust assets insurance for indemnification from liability and to pay for all expenses reasonably incurred or paid or expected to be paid by a Trustee or officer in connection with any claim, action, suit or proceeding in which he or she becomes involved by virtue of his or her capacity or former capacity with the Trust.

Article VI of the By-Laws of the Trust provides that the Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding by reason of the fact that such person is or was an agent of the Trust, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding if that person acted in good faith and reasonably believed his or her conduct to be in the best interests of the Trust. Indemnification will not be provided in certain circumstances, however, including instances of willful misfeasance, bad faith, gross negligence, and reckless disregard of the duties involved in the conduct of the particular office involved.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 31.  Business and Other Connections of the Investment Adviser

TOUCHSTONE ADVISORS, INC. (the “Advisor”) is a registered investment advisor that provides investment advisory services to the Touchstone Investment Trust, Touchstone Tax-Free Trust, Touchstone Strategic Trust, Touchstone Variable Series Trust, Touchstone Funds Group Trust and Touchstone Institutional Funds Trust (the “Touchstone Fund Complex”).

The following list sets forth the business and other connections of the directors and executive officers of the Advisor. Unless otherwise noted, the address of the corporations listed below is 303 Broadway, Cincinnati, Ohio 45202.

*The address is 400 Broadway, Cincinnati, Ohio 45202.

(1)	Jill T. McGruder — CEO and Director Touchstone Advisors, Inc.

(a)	President and Chief Executive Officer - IFS Financial Services, Inc.

(b)	President and Chief Executive Officer - Integrity Life Insurance Co.

(c)	President and Chief Executive Officer - National Integrity Life Insurance Co.

(d)	Director, President and Chief Executive Officer - Cincinnati Analysts, Inc.

(e)	President - Touchstone Fund Complex

(f)	Senior Vice President, Chief Marketing Officer - Western & Southern Financial Group*

(g)
Director — Western & Southern Financial Group*, Cincinnati Analysts, Inc., IFS Financial Services, Inc., Integrity Life Insurance Co., National Integrity Life Insurance Company, Touchstone Securities, Inc., Western & Southern Financial Group Distributors, Inc.*, W&S Brokerage Services, Inc.*, LaRosa’s, Inc. (2334 Boudinot Avenue Cincinnati, OH 45238)

(2)	Donald J. Wuebbling — Director - Touchstone Advisors, Inc.

(a)
Director - Touchstone Securities, Inc., W&S Financial Group Distributors, Inc.*, Eagle Realty Investments, Inc.*, Insurance Profillment Solutions, LLC*, Cincinnati Analysts, Inc., Integrity Life Insurance Company,* National Integrity Life Insurance Company,* Eagle Realty Group, LLC*, IFS Financial Services, Inc., Fort Washington Investment Advisors, Inc., W&S Brokerage Services, Inc.*, Columbus Insurance Company*,

(3)	James J. Vance - Senior Vice President and Treasurer - Touchstone Advisors, Inc.

(a)
Senior Vice President and Treasurer - Western & Southern Life Insurance Company*, Fort Washington Investment Advisors, Inc., IFS Financial Services, Inc., W&S Financial Group Distributors, Inc.*, Touchstone Securities, Inc., Columbus Life Insurance Company*, Eagle Realty Group, LLC*, Eagle Realty Investments, Inc.*, Integrity Life Insurance Company, National Integrity Life Insurance Company,

(b)	Treasurer - W&S Brokerage Services, Inc.*, Fort Washington Capital Partners, LLC, Insurance Profillment Solutions*, Tristate Ventures, LLC*

(4)	Terrie A. Wiedenheft — Chief Financial Officer and Chief Operations Officer - Touchstone Advisors, Inc.

(a)	Senior Vice President, Chief Financial Officer and Chief Operations Officer - IFS Financial Services, Inc.

(b)	Senior Vice President and Chief Financial Officer - W&S Brokerage Services, Inc.* and Touchstone Securities, Inc.

(c)	Chief Financial Officer - Cincinnati Analysts, Inc.

(d)	Senior Vice President Fort Washington Investment Advisors, Inc.

(e)	Treasurer and Controller - Touchstone Fund Complex

(5)	James N. Clark — Director - Touchstone Advisors, Inc.

(a)	Vice President, Director and Secretary - Western & Southern Mutual Holding Company*, Western & Southern Financial Group, Inc.*, Western-Southern Life Assurance Company.*

(b)
Director - Columbus Life Insurance Company*, Eagle Realty Capital Partners, LLC, Eagle Realty Group, LLC*, Eagle Realty Investments, Inc.*, Touchstone Securities, Inc., W&S Financial Group Distributors, Inc.*, Cincinnati Analysts, Inc., IFS Financial Services, The Lafayette Life Insurance Company*

(6)	Rhonda S. Malone - Secretary - Touchstone Advisors, Inc.

(a)	Secretary - Touchstone Securities, Inc., IFS Financial Services, Inc., W&S Brokerage Services, Inc.*, W&S Financial Group Distributors, Inc.*

(b)	Senior Counsel — Securities - Western & Southern Financial Group, Inc.*

(7)	Steven M. Graziano — President - Touchstone Advisors, Inc.

(a)	Vice President - Touchstone Fund Complex

(b)	President — Touchstone Securities, Inc.

(8)	Timothy S. Stearns — Chief Compliance Officer - Touchstone Advisors, Inc.

(a)	Touchstone Securities, Inc.

(b)	W&S Brokerage Services, Inc.*

(9)	Timothy D. Paulin — Senior Vice President, Investment Research and Product Management — Touchstone Advisors, Inc.

(a)	Vice President - Touchstone Fund Complex

Fort Washington Investment Advisors, Inc.

Fort Washington Investment Advisors, Inc. (“Fort Washington”) is the sub-advisor for the Touchstone Ultra Short Duration Fixed Income Fund. The principal address of Fort Washington is 303 Broadway, Suite 1200, Cincinnati, OH 45202. Fort Washington is an investment advisor registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Except as stated below, no director, officer or partner of Fort Washington has been engaged in any other business or profession of a substantial nature during the past two fiscal years.

*The address is 400 Broadway, Cincinnati, Ohio 45202.

(1)	Maribeth S. Rahe, President & Chief Executive Officer and Director

(a)
Board Member, Executive/Foundation Committee of Cincinnati USA Regional Chamber; Leadership Development, Cincinnati USA Regional Chamber of Commerce; Life Trustee, New York Landmarks Conservancy; Life Trustee, Rush-Presbyterian-St. Luke’s Medical Center; Board Member, Consolidated Communications Illinois Holdings Inc.; Chair, Audit Committee, Consolidated Communications Illinois Holdings, Inc.; Member, Nominating/Governance and Compensation Committees, Consolidated Communications Illinois Holdings, Inc.; Vice Chairman, Executive/Finance Committee, Cincinnati Arts Association; Advisory Board, Sisters of Notre Dame de Namur; Advisory Board, Williams College of Business, Xavier University; Advisory Board, CincyTech USA; Member, Partner-In-Action; Investment Committee, United Way of Cincinnati; Board Member, First Financial Bank; Member, Audit/Trust/M&A Committees, First Financial Bank; Executive Committee, Commonwealth Club

(b)	President & CEO of Tristate Ventures, LLC*

(c)	President, Buckeye Venture Partners, LLC

(d)	Director, Eagle Realty Group, Eagle Realty Investments

(e)	President, W&S Investment Holdings, LLC

(f)	Manager, President & CEO, Peppertree Partners, LLC

(g)	Director, Chairman of the Board - Cincinnati Analysts, Inc.

(h)	President & CEO of Fort Washington Capital Partners, LLC

(2)	Nicholas P. Sargen, Senior Vice President, Chief Economist, Senior Investment Advisor, and Director

(a)
Senior Vice President, Chief Economist, and Senior Investment Advisor, Western & Southern Life Insurance Company, Western & Southern Life Assurance Company, Columbus Life Insurance Company, Integrity Life Insurance Company, National Integrity Life Insurance Company, Western & Southern Financial Group, Western & Southern Mutual Holding Company, Lafayette Life Insurance Company

(b)	Chief Investment Officer

(a)	Tristate Ventures, LLC*

(b)	Peppertree Partners, LLC

(c)	Buckeye Venture Partners, LLC

(d)	Fort Washington Capital Partners, LLC

(e)	W&S Investment Holdings, LLC
(c) Board of Trustees & Treasurer, Good Samaritan Hospital Foundation
(d) Advisory Board, Xavier Department of Economics
(e) Chairman, Investment Committee - Christ Church Cathedral

(3)	John F. Barrett, Chairman and Director

(a)	Chairman of Board & CEO, Western & Southern Life Insurance Company, Western & Southern Life Assurance Company, Western & Southern Financial Group, Western & Southern Mutual Holding Company

(b)	Director & Chairman, Columbus Life Insurance Company, Integrity Life Insurance Company, National Integrity Life Insurance Company; Lafayette Life Insurance Company

(c)	Director, Eagle Realty Group, Eagle Realty Investments

(d)	President & Trustee, Western & Southern Financial Fund

(e)	Board Member, Convergys Corp, Cintas Corporation

(f)
Director, American Council of Life Insurers; Director, Financial Services Roundtable; Board Member, Americans for the Arts; Member & Executive Committee, Cincinnati Center City Development Corporation; Board of Governors, Cincinnati USA Partnership for Economic Development; Member, Cincinnati Business Committee; Co-Chairman, Greater Cincinnati Scholarship Association; Member, Cincinnati Equity Fund; Honorary Trustee, Sigma Alpha Epsilon Foundation; Chairman, Medical Center Fund, UC; Advisory Board, Barrett Cancer Center; Vice Chairman, UC Foundation Capital Campaign; Honorary Chairman, UC Presidential Bicentennial Commission

(4)	Brendan M. White, Director, Senior Vice President and Co-Chief Investment Officer

(a)
Senior Vice President & Co-Chief Investment Officer, Western & Southern Life Insurance Company, Western & Southern Life Assurance Company, Columbus Life Insurance Company, Integrity Life Insurance Company, National Integrity Life Insurance Company, Western & Southern Financial Group, Western & Southern Mutual Holding Company, The Lafayette Life Insurance Company, Buckeye Venture Partners, LLC, Fort Washington Capital Partners, LLC, Tri-State Ventures, LLC, Western & Southern Investment Holdings, LLC.

(b)	Manager, Peppertree Partners, LLC

(5)	Roger M. Lanham, Director, Senior Vice President and Co-Chief Investment Officer

(a)

(a)
Senior Vice President & Co-Chief Investment Officer, Western & Southern Life Insurance Company, Western & Southern Life Assurance Company, Columbus Life Insurance Company, Integrity Life Insurance Company, National Integrity Life Insurance Company, Western & Southern Financial Group, Western & Southern Mutual Holding Company, The Lafayette Life Insurance Company, Buckeye Venture Partners, LLC, Fort Washington Capital Partners, LLC, Tri-State Ventures, LLC, Western & Southern Investment Holdings, LLC.

(b)	Manager, Peppertree Partners, LLC

(6)	Timothy J. Policinksi, Managing Director & Sr. Portfolio Manager

(7)	Michele Hawkins, Chief Compliance Officer & Managing Director

(a)	Advisory Board Member, Xavier University Cintas Institute for Business Ethics & Social Responsibility

(b)	Chief Compliance Officer, Peppertree Partners, LLC

(8)	Margaret C. Bell, Managing Director

(9)	James J. Vance, Senior Vice President & Treasurer - See biography above

(10)	Stephen A. Baker, Managing Director & Deputy Head of Private Equity

(a)	Board of Trustees, Walnut Hills High School Alumni Foundation, CH Mack, Inc.

(b)	Vice President, Buckeye Venture Partners, LLC

(c)	Manager, Peppertree Partners, LLC

(11)	Thomas L. Finn, Vice President & Sr. Portfolio Manager

(a)	Board Member, Cincinnati Foundation for the Aged, Beechwood Foundation.

(b)	Investment Committee, YMCA

(12)	Mark A. Frietch, Managing Director

(13)	John J. Goetz, Vice President & Sr. Portfolio Manager

(a)	Investment Company Institute - MMFunds Advisory Committee

(14)	Charles A. Ulbricht, Vice President & Sr. Portfolio Manager

(a)     AVP Investments, Lafayette Life Foundation

(15)	Scott D. Weston, Managing Director & Sr. Portfolio Manager

(a)	Financial Advisory Board & Foundation Board Member, Mariemont School District

(16)	Martin W. Flesher, Vice President

(17)	Jeffrey D. Meek, Vice President & Chief Financial Officer

(a)	Treasurer, Buckeye Venture Partners, LLC, Peppertree Partners, LLC

(b)	Vice President & Sr. Financial Officer, Tri-State Ventures, LLC

(c)	Vice President, Western & Southern Investment Holdings, LLC

(18)	Jonathan D. Niemeyer, Director, Sr. Vice President, Chief Administrative Officer, General Counsel

(a)	Board of Directors, The Pro Foundation Inc., Board of Advisors, David Pollack’s Empower Foundation

(b)
Sr. Vice President, Chief Administrative Officer, General Counsel, Columbus Life Insurance Company, Lafayette Life Insurance Company, Western & Southern Life Insurance Company, Western & Southern Life Assurance Company, Western & Southern Financial Group, Western & Southern Mutual Holding Company

(c)
Director, Columbus Life Insurance Company, Eagle Realty Capital Partners, LLC, Eagle Realty Group, LLC, Eagle Realty Investments, Inc., Insurance Profillment Solutions, LLC, Integrity Life Insurance Company, National Integrity Life Insurance Company, The Lafayette Life Insurance Company, W&S Brokerage Services, Inc., Western & Southern Agency, Inc.

(d)	Board Member, Association of Life Insurance Counsel

(19)	James E. Wilhelm, Managing Director & Sr. Portfolio Manager

(a)     Board Member, Xavier Student Investment Fund

(20)	Donald J. Wuebbling, Director

(a)
Secretary & Counsel, Western & Southern Life Insurance Company, Western & Southern Life Assurance Company, Western & Southern Financial Group, Western & Southern Mutual Holding Co., Columbus Life Insurance Company, Lafayette Life Insurance Company

(b)
Director, Touchstone Advisors, Inc., Touchstone Securities, Inc., W&S Financial Group Distributors, Inc., IFS Financial Services, Inc., Integrity Life Insurance Company, Western & Southern Brokerage Services, Inc., Eagle Realty Group, Eagle Realty Investments, Integrity Life Insurance Company, National Integrity Life Insurance Company, Western & Southern Brokerage Services, Inc.

(21)	William G. Creviston, Vice President & Sr. Portfolio Manager

(22)	Douglas E. Kelsey, Vice President & Sr. Portfolio Manager

(23)	Jeremiah R. Moore, Vice President & Deputy Head of Wealth Management

(24)	Barry D. Pavlo, Vice President

(25)	William T. Sena Jr., Vice President & Sr. Portfolio Manager

(26)	P. Gregory Williams, Vice President

(27)	Eric J. Walzer, Vice President, Investment Operations

(28)	Timothy J. Jossart, Vice President & Assistant Portfolio Manager, High Yield

(29)	Daniel J. Carter, Vice President & Sr. Portfolio Manager

(30)	S. Zulfiqar Ali, Vice President & Sr. Portfolio Manager

(31)	Joseph A. Woods, Managing Director & Sr. Investment Manager

(32)	William H. Bunn, Vice President & Senior Credit Analyst

(33)	Kevin M. Bass, Assistant Vice President & Senior Equity Research Manager

(34)	Bernard M. Casey, Assistant Vice President & Senior Credit Analyst

(35)	Joe Don Cole, Vice President, Private Equity Investor Relations

(36)	Connie L. Krebs, Assistant Vice President and Director of Relationship Management/Client Service

(37)	Michael R. Maeder, Managing Director, Private Equity

(38)	Kenneth J. Ryan, Vice President, Institutional Relationship Management

(39)	David W. Walters, Vice President, Portfolio Manager, Asset & Liability Management

(40)	H. Chris Zehetmaier, Assistant Vice President, Marketing

(41)	Kathleen A. Cornelius, Assistant Treasurer

(42)	Timothy D. Speed, Assistant Treasurer

(43)	Stephen R. Mullin, Managing Director, and Head of Private Client Group

(44)	Jon Salstrom, Vice President, Consultant Relations

(45)	Lawrence M. Carone, Vice President of Business Development

(46)	Casey A. Basil, Assistant Vice President, Senior Credit Analyst

(47)	Jay Johnson, Assistant Vice President, Assistant Treasurer

(48)	John Musgrove, Assistant Vice President, Assistant Treasurer

(49)	David T. Henderson, Senior Vice President and Chief Risk Officer

(50)	Garrick T. Bauer, Assistant Vice President, Senior Credit Analyst

(51)	Kate C. Brown, Vice President, Financial Planning

(52)	Sunit Gogia, Assistant Vice President, Senior Equity Research Manager

(53)	Timothy D. Speed, Assistant Treasurer

(54)	Cheryl J. Stotts, Assistant Vice President, Assistant Treasurer

Sands Capital Management, LLC

Sands Capital Management, LLC (“Sands Capital”) is the sub-advisor for the Touchstone Sands Capital Select Growth Fund. The principal business address of Sands Capital is 1101 Wilson Blvd., Suite 2300, Arlington, VA 22209. Sands Capital is an investment adviser registered under the Advisers Act. The directors, officers and/or partners of Sands Capital have been engaged in the below capacities with other companies within the last two fiscal years:

Name and Position with Company	Other Company	Position with Other Company
Frank M. Sands Chief Executive Officer	Sands Capital Ventures, LLC 1101 Wilson Boulevard Suite 2300 Arlington, VA 22209	Investment Board Member
Michael Rubin Managing Director	Sands Capital Ventures, LLC 1101 Wilson Boulevard Suite 2300 Arlington, VA 22209	Managing Partner
Jonathan Goodman General Counsel and Officer	Sands Capital Ventures, LLC 1101 Wilson Boulevard Suite 2300 Arlington, VA 22209	General Counsel and Chief Compliance Officer
Erin Soule Partner	Sands Capital Ventures, LLC 1101 Wilson Boulevard Suite 2300 Arlington, VA 22209	Director of Finance & Operations, Treasurer
Stephen Nimmo Executive Managing Director	Sands Capital Ventures, LLC 1101 Wilson Boulevard Suite 2300 Arlington, VA 22209	Provides client relations service
Andrew Giordano Director, Client Relations	Sands Capital Ventures, LLC 1101 Wilson Boulevard Suite 2300 Arlington, VA 22209	Provides client relations service

Miller/Howard Investments, Inc.

Miller/Howard Investments, Inc. (“Miller/Howard”) is the investment sub-advisor for the Touchstone Premium Yield Equity Fund. The principal address for Miller/Howard Investments is 10 Dixon Avenue., Woodstock, NY 12498. Miller/Howard is a registered investment advisor under the Advisers Act. Except as stated below, no director, officer or partner has been engaged in other any business or profession of a substantial nature during the past two fiscal years.

NAME AND POSITION		POSITION WITH
WITH COMPANY	OTHER COMPANY	OTHER COMPANY
Lowell G. Miller, Pres., CIO, DOR	Overlook Advisers, LLC	Managing Member
Helen Hamada, Managing Dir., CCO	Overlook Advisers, LLC	Managing Member
Bryan J. Spratt, PM, RA	Overlook Advisers, LLC	Member
John E. Leslie III, PM, RA	Overlook Advisers, LLC	Member
Lee S. Chun, Exec. VP, Operations Client Srvcs. Manager	Overlook Advisers, LLC	Member

Overlook Advisors LLC is affiliated with Miller/Howard Investments and has the same owners.

Longfellow Investment Management Co.

Longfellow Investment Management Co. (“Longfellow”) is a registered advisor providing sub-advisory services to the Touchstone Arbitrage Fund and Touchstone Merger Arbitrage Fund. The address of Longfellow is 20 Winthrop Square, Boston, MA 02110. Except as stated below, no director, officer or partner of Longfellow has been engaged in any other business or profession of a substantial nature during the past two fiscal years.

NAME AND POSITION		POSITION WITH
WITH COMPANY	OTHER COMPANY	OTHER COMPANY
Barbara J. McKenna, CFA, President	American Beacon Funds	Trustee Member

Copper Rock Capital Partners LLC

Copper Rock Capital Partners LLC (“Copper Rock”) is a registered investment advisor that provides sub-advisory services to the Touchstone Emerging Markets Small Cap Fund.  The address of Copper Rock is 200 Clarendon Street, 51st Floor Boston, MA 02116.

The directors and officers of Copper Rock are provided on Copper Rock’s most recently filed Schedule A of Form ADV (IARD No. 134176; SEC File No. 801-63900), which is incorporated herein by reference.  The only employment of a substantial nature of each of Copper Rock’s directors and officers is with Copper Rock and its affiliated companies.

LMCG Investments, LLC

LMCG Invesmtents, LLC (“LMCG”) is the sub-advisor for the Touchstone Mid Cap Value Fund. The principal business address of LMCG is 200 Clarendon Street, 28th Floor, Boston, MA, 02116. LMCG is an investment advisor registered under the Advisers Act. Except as stated below, no director, officer or partner has been engaged in any other business or profession of a substantial nature during the past two fiscal years.

NAME AND POSITION		POSITION WITH
WITH COMPANY	OTHER COMPANY	OTHER COMPANY

Lee P. Munder, Board Member	Rednum Family Investments, LP	Managing Partner

William J. Freeman, Board Member	City National Bank	Senior Vice President, Wealth Management

	Convergent Capital Management LLC	Chief Operation Officer , Board Member

	Convergent Wealth Advisors	Board Member

	Clifford Swan Investment Counsel	Board Member

	City National Securities Inc.	Board Member

	City National Rochdale, LLC	Board Member

	Mid Continent Capital	Board Member

Richard S. Gershen, Board Member	City National Bank	Executive Vice President, Wealth Management

	Covergent Capital Management LLC	Chief Executive Officer and Board Member

	Covergent Wealth Advisors	Board Member

	City National Rochdale, LLC	Board Member

Forum Securities Ltd.

(“Forum”) is the sub-advisor for the Touchstone Global Real Estate Fund. The principal business address of Forum is c/o Forum Securities Services, Inc., 1700 E. Putnam Ave., Suite 205, Old Greenwich, Connecticut 06870. Forum is an investment advisor registered under the Advisers Act. Except as summarized below, no director or officer of Forum has been engaged in any business of a substantial nature other than that of Forum and its subsidiaries during the past two fiscal years.  Further details of Forum’s other financial industry activities and affiliations are available in Forum’s Form ADV.

NAME AND POSITION		POSITIONS WITH
WITH FORUM	OTHER BUSINESS	OTHER BUSINESS
Mark W. Pearson General Counsel and CCO	Forum Partners Investment Management LLC	Managing Director, General Counsel and CCO

Caroline McBride	Forum Partners Investment	Managing Director and

Director	Management LLC	Chief Investment Officer

EARNEST Partners LLC

EARNEST Partners LLC (“EARNEST Partners”) is the sub-advisor for the Touchstone Total Return Bond Fund. The principal business address of EARNEST Partners is 1180 Peachtree Street, Suite 2300, Atlanta, GA, 30309. EARNEST Partners is an investment advisor registered under the Advisers Act. Except as stated below, no director, officer or partner has been engaged in any other business or profession of a substantial nature during the past two fiscal years.

NAME AND POSITION		POSITION WITH
WITH COMPANY	OTHER COMPANY	OTHER COMPANY
Paul E. Viera	Westchester Limited, LLC	Manager
CEO & Manager	GREYBULL Partners LLC	CEO & Manager

John G. Whitmore	GREYBULL Partners LLC	COO
COO

James M. Wilson	GREYBULL Partners LLC	CCO; Secretary
CCO; Secretary

Carsten J. Fiege	GREYBULL Partners LLC	General Counsel
General Counsel	William Blair & Company	Senior Counsel

London Company of Virginia d/b/a The London Company

London Company of Virginia d/b/a The London Company (“The London Company”) is a registered advisor providing sub-advisory services to the Touchstone Small Cap Fund and the Touchstone Mid Cap Fund. The address of The London Company is 1800 Bayberry Court, Suite 301, Richmond, Virginia, 23226. No director, officer or partner of The London Company has been engaged in any other business or profession of a substantial nature during the past two fiscal years.

DePrince, Race & Zollo, Inc.

DePrince, Race & Zollo, Inc. (“DRZ”) is the sub-advisor for the Touchstone Small Cap Value Fund. The principal business address of DRZ is 250 Park Avenue South, Suite 250, Winter Park, FL, 32789. DRZ is an investment advisor registered under the Advisers Act. No director, officer or partner has been engaged in any business or profession of a substantial nature during the past two fiscal years.

Item 32.  Principal Underwriters

(a)	Touchstone Securities, Inc. acts as underwriter for the Touchstone Fund Complex.

(b)	The following are the directors and officers of the underwriter. Unless otherwise noted, the address of the persons named below is 303 Broadway, Suite 1100, Cincinnati, Ohio 45202.

*The address is 400 Broadway, Cincinnati, Ohio 45202.

	POSITION WITH	POSITION WITH
NAME	UNDERWRITER	REGISTRANT
Steven M. Graziano	President	Vice President
Jill T. McGruder	Director & CEO	Trustee/President
James N. Clark*	Director	None
Donald J. Wuebbling*	Director	None
Patricia J. Wilson	Vice President	None
James J. Vance*	Senior Vice President and Treasurer	None
Terrie A. Wiedenheft	Chief Financial Officer	Controller/Treasurer
Thomas Shoemake	Chief Compliance Officer	None
Rhonda Malone*	Secretary	None
Sharon L. Karp	Vice President	None
Kathleen A. Cornelius	Assistant Treasurer	None
Timothy D. Speed	Assistant Treasurer	None
Cheryl J. Stotts	Assistant Treasurer	None

(c)	None

Item 33.  Location of Accounts and Records

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

(a)	With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3);(6); (8); (12); and 31a-1(d), the required books and records will be maintained at the offices of Registrant’s Custodian:

Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

(b)
With respect to Rules 31a-1(a); 31a-1(b)(1),(4); (2)(C) and (D);(4); (5); (6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the offices of the Registrant’s Administrator and Sub-Administrator:

Touchstone Advisors, Inc.
303 Broadway, Suite 1100
Cincinnati, OH 45202

BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581

BNY Mellon Investment Servicing (US) Inc.
201 Washington Street, 34th Floor
Boston, MA 02108

(c)	With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant’s Advisor and sub-advisors:

Touchstone Advisors, Inc.
303 Broadway, Suite 1100
Cincinnati, OH 45202

Sands Capital Management, LLC
1101 Wilson Blvd, Suite 2300
Arlington, VA 22209

Miller/Howard Investments, Inc.
10 Dixon Avenue
Woodstock, NY, 12498

Fort Washington Investment Advisors, Inc.
303 Broadway, Suite 1200
Cincinnati, OH 45202

Longfellow Investment Management Co.
20 Winthrop Square
Boston, MA 02110

Copper Rock Capital Partners LLC
200 Clarendon Street, 51st Floor
Boston, MA 02116

LMCG Investment, LLC
200 Clarendon Street, 28th Floor
Boston, MA 02116

Forum Securities, Ltd.
1700 E. Putnam Ave., Suite 205
Old Greenwich, CT 06870

EARNEST Partners LLC
1180 Peachtree Street, Suite 2300
Atlanta, GA 30309

The London Company
1800 Bayberry Court, Suite 301
Richmond, VA 23226

DePrince, Race & Zollo Inc.
250 Park Avenue South, Suite 250
Winter Park, FL, 32789

Item 34.  Management Services

None.

Item 35.  Undertakings

None

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 80 to its Registration Statement on Form N-1A under the Securities Act of 1933, as amended, to be signed on its behalf by the undersigned, duly authorized, in the City of Cincinnati, State of Ohio, on April 19, 2016.

TOUCHSTONE FUNDS GROUP TRUST

By:	/s/ Jill T. McGruder
Jill T. McGruder
President
Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 80 to the Registrant’s Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated.

*	Trustee	April 19, 2016
Phillip R. Cox

*	Trustee	April 19, 2016
William C. Gale

*	Trustee	April 19, 2016
Susan J. Hickenlooper

*	Trustee	April 19, 2016
Kevin A. Robie

*	Trustee	April 19, 2016
Edward J. VonderBrink

/s/ Jill T. McGruder	Trustee and President	April 19, 2016
Jill T. McGruder

/s/ Terrie A. Wiedenheft	Controller, Treasurer and Principal Financial Officer	April 19, 2016
Terrie A. Wiedenheft

*By:	/s/ Terrie A. Wiedenheft	April 19, 2016
Terrie A. Wiedenheft
(Attorney-in-Fact Pursuant to Power of Attorney filed with PEA No. 72)

EXHIBIT INDEX

(d)(15)	Sub-Advisory Agreement between Touchstone Advisors, Inc. and Copper Rock Capital Partners LLC.

(j)	Consent of independent public accountant.

(p)(11)	Code of Ethics for Copper Rock Capital Partners LLC is filed herewith.